                                                                  EXHIBIT 10.20

                               CREDIT AGREEMENT


                                    among

                      EYE CARE CENTERS OF AMERICA, INC.,


                               VARIOUS LENDERS,


                            BANKERS TRUST COMPANY,
                           as ADMINISTRATIVE AGENT


                                     and


                      MERRILL LYNCH CAPITAL CORPORATION,
                             as SYNDICATION AGENT


                      ----------------------------------

                          Dated as of April 23, 1998

                      ----------------------------------

            CREDIT AGREEMENT, dated as of April 23, 1998, among EYE CARE CENTERS

OF AMERICA, INC., a Texas corporation (the "Borrower"), the Lenders party hereto from time to time, BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the

"Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication

Agent (in such capacity, the "Syndication Agent" and, together with the Administrative Agent, each an "Agent" and collectively the "Agents") (all capitalized terms used herein and defined in Section

11 are used herein as therein defined).

                              W I T N E S S E T H :

            WHEREAS, subject to and upon the terms and conditions herein set forth, the Lenders are willing to make available to the Borrower the respective credit facilities provided for herein;

            NOW, THEREFORE, IT IS AGREED:

            SECTION 1.  Amount and Terms of Credit.

            1.01 THE COMMITMENTS. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan (each, a "Term Loan" and, collectively, the "Term Loans") to the Borrower, which Term Loans (i) shall be made and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Term Loans pursuant to Section 1.06) and
(ii) shall be made by each Lender in that initial aggregate principal amount as is equal to the Term Loan Commitment of such Lender on such date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to Section 3.03(b)(ii)). Once repaid, Term Loans incurred hereunder may not be reborrowed.

            (b) Subject to and upon the terms and conditions set forth herein, each Lender with an Acquisition Loan Commitment severally agrees to make, from time to time, on and after the Initial Borrowing Date, and prior to the Acquisition Facility Expiry Date, a term loan or term loans (each such loan incurred prior to the Acquisition Facility Reduction Date, an "A Acquisition Loan" and any such loan incurred on or after the Acquisition Facility Reduction Date a "B Acquisition Loan" and each such A Acquisition Loan and B Acquisition Loan, an "Acquisition Loan" and, collectively, the "Acquisition Loans") to the Borrower, which Acquisition Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, PROVIDED that (A) except as otherwise specifically provided in Section 1.10(b), all Acquisition Loans comprising the same Borrowing shall at all times be of the same Type and (B) prior to the earlier of (1) the 65th day after the Initial Borrowing Date and (2) the Syndication Date, Acquisition Loans may only be incurred as Eurodollar Loans to the extent comprising all or part of a single Borrowing of Eurodollar Loans incurred on the first day of a PSD Interest Period, and (ii) shall not exceed for any Lender at the time of incurrence thereof that aggregate principal amount which equals the Acquisition Loan Commitment of such Lender (after giving effect to the assumption of any Acquisition Loan Commitments on such date pursuant to
Section 1.14 but before giving effect to any reductions on such date pursuant to
Section 3.03(c)(i) and after giving effect to any reductions thereto prior to such date under 3.03(c)(i) and on or prior to such date pursuant to Section 3.03(c)(ii)). Once repaid, Acquisition Loans incurred hereunder may not be reborrowed.

            (c) Subject to and upon the terms and conditions set forth herein, each Lender with a Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Initial Borrowing Date and prior to the RL/AL Maturity Date, to make a revolving loan or revolving loans (each, a "Revolving Loan" and, collectively, the "Revolving Loans") to the Borrower, which

Revolving Loans (i) shall, at the option of the Borrower, be Base Rate Loans or Eurodollar Loans, PROVIDED that (A) except as otherwise specifically provided in
Section 1.10(b), all Revolving Loans comprising the same Borrowing shall at all times be of the same Type and (B) prior to the earlier of (1) the 65th day after the Initial Borrowing Date and (2) the Syndication Date, Revolving Loans may only be incurred as Eurodollar Loans to the extent comprising all or part of a single Borrowing of Eurodollar Loans incurred on the first day of a PSD Interest Period, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed for any Lender at any time outstanding that aggregate principal amount which, when added to the product of (x) such Lender's Percentage and (y) the sum of (I) the aggregate amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (II) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Revolving Loan Commitment of such Lender at such time and (iv) shall not exceed for all Lenders at any time outstanding that aggregate principal amount which, when added to (x) the amount of all Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) at such time and (y) the aggregate principal amount of all Swingline Loans (exclusive of Swingline Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans) then outstanding, equals the Total Available Revolving Loan Commitment at such time.

            (d) Subject to and upon the terms and conditions herein set forth, the Swingline Lender in its individual capacity agrees to make at any time and from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each, a "Swingline Loan" and, collectively, the "Swingline Loans") to the Borrower, which Swingline Loans (i) shall be made and maintained as Base Rate Loans, (ii) may be repaid and reborrowed in accordance with the provisions hereof, (iii) shall not exceed in aggregate principal amount at any time outstanding, when combined with the aggregate principal amount of all Revolving Loans then outstanding and the Letter of Credit Outstandings at such time, an amount equal to the Total Available Revolving Loan Commitment at such time (after giving effect to any reductions to the Total Available Revolving Loan Commitment on such date), (iv) shall not exceed at any time outstanding the Maximum Swingline Amount and (v) shall not be extended if the Swingline Lender receives a written notice from any Agent or the Required Lenders that has not been rescinded that there is a Default or an Event of Default in existence hereunder. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the outstanding Swingline Loans.

            (e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the other Lenders that its outstanding Swingline Loans shall be funded with a Borrowing of Revolving Loans (PROVIDED that such notice shall be deemed to have been automatically given upon the occurrence of a Default or an Event of Default under Section 10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10), in which case a Borrowing of Revolving Loans constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all Lenders with a Revolving Loan Commitment (without giving effect to any reductions thereto pursuant to the last paragraph of Section 10) PRO RATA based on each Lender's Percentage (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. Each such Lender hereby irrevocably agrees to make Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) the amount of the Mandatory Borrowing may not comply with the minimum amount for Borrowings otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and
(v) the amount of the Total Revolving Loan Commitment or the Total Available Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such Lenders to share in such Swingline Loans ratably based upon their respective Percentages (determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of
Section 10), PROVIDED that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay the Swingline Lender interest on the principal amount of participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first three days and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it and the Borrower to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of the outstanding Swingline Loans.

            1.02 MINIMUM AMOUNT OF EACH BORROWING. (a) The aggregate principal amount of each Borrowing of any Tranche of Loans shall not be less than the Minimum Borrowing Amount for such Tranche. More than one Borrowing may occur on the same date, but at no time prior to the earlier to occur of (i) the Syndication Date and (ii) the 65th day after the Closing Date, shall there be outstanding more than one Borrowing of Eurodollar Loans, and at no time thereafter shall there be outstanding more than fifteen Borrowings of Eurodollar Loans.

            1.03 NOTICE OF BORROWING. (a) Whenever the Borrower desires to make a Borrowing hereunder (excluding Borrowings of Swingline Loans and Mandatory Borrowings), it shall give the Administrative Agent at its Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Eurodollar Loan to be made hereunder, PROVIDED that any such notice shall be deemed to have been given on a certain day only if given before 3:00 P.M. (New York time) in the case of a Borrowing of Eurodollar Loans and 3:00 P.M. (New York time) in the case of a Borrowing of Base Rate Loans on such day. Each such written notice or written confirmation of telephonic notice (each, a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the Borrower in the form of Exhibit A, appropriately completed to specify the aggregate principal amount of the Loans to be made pursuant to such Borrowing, the date of such Borrowing (which shall be a Business Day), whether the Loans being made pursuant to such Borrowing shall constitute Term Loans, Acquisition Loans or Revolving Loans and whether the Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans and, if Eurodollar Loans, the initial Interest Period to be applicable thereto. The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

            (b) (i) Whenever the Borrower desires to make a Borrowing of Swingline Loans hereunder, it shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date that a Swingline Loan is to be made, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be made hereunder. Each such notice shall be irrevocable and specify in each case (A) the date of Borrowing (which shall be a Business Day) and (B) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

            (ii) Mandatory Borrowings shall be made upon the notice specified in
Section 1.01(e), with the Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings as set forth in
Section 1.01(e).

            (c) Without in any way limiting the obligation of the Borrower to confirm in writing any telephonic notice of any Borrowing of Loans, the Administrative Agent or the Swingline Lender, as the case may be, may act without liability upon the basis of telephonic notice of such Borrowing, believed by the Administrative Agent or the Swingline Lender, as the case may be, in good faith to be from the Authorized Officer of the Borrower prior to receipt of written confirmation. In each such case, the Borrower hereby waives the right to dispute the Administrative Agent's and the

Swingline Lender's record of the terms of such telephonic notice of such Borrowing of Loans (except in the case of gross negligence or willful misconduct).

            1.04 DISBURSEMENT OF FUNDS. Except as otherwise specifically provided in the immediately succeeding sentence, no later than 12:00 Noon (New York time) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, not later than 2:00 P.M. (New York time) on the date specified pursuant to Section 1.03(b)(i) or (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in
Section 1.01(e)), each Lender with a Commitment of the respective Tranche will make available its PRO RATA portion of each such Borrowing requested to be made on such date (or in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof). All such amounts shall be made available in Dollars and in immediately available funds at the Payment Office of the Administrative Agent, and the Administrative Agent will make available to the Borrower at the Payment Office the aggregate of the amounts so made available by the Lenders (for Loans other than Swingline Loans, prior to 1:00 P.M. (New York time) on such day, to the extent of funds actually received by the Administrative Agent prior to 12:00 Noon (New York time) on such day). Unless the Administrative Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Administrative Agent such Lender's portion of any Borrowing to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover on demand from such Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower until the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if recovered from such Lender, at the overnight Federal Funds Rate and (ii) if recovered from the Borrower, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.08. Nothing in this Section 1.04 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any failure by such Lender to make Loans hereunder.

            1.05 EVIDENCE OF DEBT; NOTES. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

            (b) The Administrative Agent shall maintain the Register pursuant to
Section 13.17, and a subaccount therein for each Lender in which shall be recorded (i) the amount of each Loan made by such Lender hereunder, the Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof (if any).

            (c) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 1.05(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made by such Lender in accordance with the terms of this Agreement.

            (d) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Loans made by such Lender shall be evidenced (i) if Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each, a "Term Note" and, collectively, the "Term Notes"),
(ii) if Acquisition Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each, an "Acquisition Note" and, collectively, the "Acquisition Notes"), (iii) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3, with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes") and (iv) if Swingline Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4, with blanks appropriately completed in conformity herewith (the "Swingline Note").

            (e) The Term Note issued to each Lender requesting same shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Term Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Term Loan made by such Lender on the Initial Borrowing Date (or, in the case of Term Notes issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of the Term Loan of such Lender on the date of the issuance thereof) and be payable in the principal amount of Term Loans evidenced thereby,
(iv) mature on the Term Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (f) The Acquisition Note issued to each Lender requesting same shall
(i) be executed by the Borrower, (ii) be payable to the order of such Lender or its registered assigns and be dated the Initial Borrowing Date (or, in the case of Acquisition Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Acquisition Loan Commitment of such Lender on the Initial Borrowing Date (or, in the case of Acquisition Notes issued after the Initial Borrowing Date, be in a stated principal amount equal to the sum of the Acquisition Loan Commitment plus the outstanding Acquisition Loans of such Lender on such date of the issuance) and be payable in the principal amount of Acquisition Loans evidenced thereby, (iv) mature on the RL/AL Maturity Date, (v) bear interest as provided in the appropriate clause of
Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (g) The Revolving Note issued to each Lender requesting same shall
(i) be executed by the Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or, in the case of Revolving Notes issued after the Initial Borrowing Date, be dated the date of the issuance thereof),
(iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender and be payable in the principal amount of the Revolving Loans evidenced thereby, (iv) mature on the RL/AL Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

            (h) The Swingline Note (if any) issued to the Swingline Lender shall
(i) be executed by the Borrower, (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, in the case of any Swingline
Note issued after the Initial Borrowing Date, be dated the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in the principal amount of the outstanding Swingline Loans evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date,
(v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans evidenced thereby and (vi) be entitled to the benefits of this Agreement and the other Credit Documents.

            (i) Each Lender holding a Note will, prior to any transfer of such Note, endorse on the reverse side thereof the outstanding principal amount of Loans evidenced thereby. Failure to make any such notation or any error in any such notation or endorsement shall not affect the Borrower's obligations in respect of such Loans.

            1.06 CONVERSIONS. The Borrower shall have the option to convert, subject to the conditions set forth below, on any Business Day all or a portion equal to at least the applicable Minimum Borrowing Amount of the outstanding principal amount of Loans pursuant to a single Tranche into a Borrowing or Borrowings (of the same Tranche) of another Type of Loan, PROVIDED that (i) no conversion of Base Rate Loans into Eurodollar Loans may be made prior to the earlier of (A) the 65th day after the Initial Borrowing Date and (B) the Syndication Date, except to the extent comprising all or part of a single Borrowing of Eurodollar Loans occurring on the first day of a PSD Interest Period, (ii) if for any reason whatsoever any Eurodollar Loans are converted into Base Rate Loans on a day which is not the last day of an Interest Period applicable to the Loans being converted, the Borrower shall pay all amounts owing in connection therewith as required by
Section 1.11, (iii) no partial conversion of a Borrowing shall reduce the outstanding principal amount of such Loans made pursuant to such Borrowing to less than the Minimum Borrowing Amount applicable thereto, (iv) unless the Required Lenders otherwise specifically agree in writing, Base Rate Loans may only be converted into Eurodollar Loans if no Default or Event of Default is in existence on the date of the conversion, (v) no conversion pursuant to this
Section 1.06 shall result in a greater number of Eurodollar Borrowings than is permitted under Section 1.02 and (vi) Swingline Loans may not be converted pursuant to this Section 1.06. Each such conversion shall be effected by the Borrower by giving the Administrative Agent at its Notice Office prior to 3:00 P.M. (New York time) at least (x) in the case of a conversion to Eurodollar Loans, three Business Days' prior notice and (y) in the case of a conversion to Base Rate Loans, one Business Day's prior notice (each, a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing(s) pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

            1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans, Acquisition Loans and Revolving Loans under this Agreement shall be incurred from the Lenders PRO RATA on the basis of their Term Loan Commitments, Acquisition Loan Commitments or Revolving Loan Commitments, as the case may be. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and that each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

            1.08 INTEREST. (a) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Base Rate Loan and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.06, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate in effect from time to time.

            (b) The Borrower agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan from the date the proceeds thereof are made available to the Borrower until the earlier of (i) the maturity (whether by acceleration or otherwise) of such Eurodollar Loan and (ii) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10(b), as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Eurodollar Rate for such Interest Period.

            (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum equal to 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche of Loans from time to time; PROVIDED that principal in respect of Eurodollar Loans shall bear interest after the same becomes due (whether by acceleration or otherwise) until the end of the applicable Interest Period for such Eurodollar Loan at a per annum rate equal to 2% in excess of the rate of interest applicable on the due date therefor.

            (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan, quarterly in arrears on each Quarterly Payment Date, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period and (iii) in respect of each Loan, on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

            (e) Upon each Interest Determination Date, the Administrative Agent shall determine the Eurodollar Rate for each Interest Period applicable to Eurodollar Loans and shall promptly notify the Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

            1.09 INTEREST PERIODS. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Eurodollar Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Eurodollar Loan (in the case of any subsequent Interest Period), the Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each, an "Interest Period") applicable to such Eurodollar Loan, which Interest Period shall, at the option of the Borrower, be a one, two, three or six month period, PROVIDED that:

            (i) all Eurodollar Loans comprising a Borrowing shall at all times have the same Interest Period;

            (ii) the initial Interest Period for any Eurodollar Loan shall commence on the date of Borrowing of such Eurodollar Loan (including the date of any conversion thereto from a Loan of a different Type) and each Interest Period occurring thereafter in respect of such Eurodollar Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

            (iii) if any Interest Period relating to a Eurodollar Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

            (iv) if any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, HOWEVER, that if any Interest Period for a Eurodollar Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

            (v) subject to the foregoing clauses (i) through (iv), only two sequential one month interest periods shall be available to be selected prior to the earlier of (A) the 65th day following the Initial Borrowing Date and (B) the Syndication Date, with all Loans constituting Eurodollar Loans during such period to be outstanding pursuant to a single Borrowing, and the second such Interest Period to commence on the date the first such Interest Period expires;

            (vi) unless the Required Lenders otherwise specifically agree in writing, no Interest Period may be selected at any time when a Default or Event of Default is then in existence;

            (vii) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans; and

            (viii) no Interest Period of any Borrowing of Term Loans or Acquisition Loans, as the case may be, shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Loans will be required to be made under Section 4.02(b) or (c), as the case may be, if the aggregate principal amount of Term Loans or Acquisition Loans, as the case may be, which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans or Acquisition Loans, as the case may be, then outstanding less the aggregate amount of such required prepayment.

            If upon the expiration of any Interest Period applicable to a Borrowing of Eurodollar Loans, the Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Eurodollar Loans as provided above, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

            1.10 INCREASED COSTS, ILLEGALITY, ETC. (a) In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, any Lender, shall have determined (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clause (i) below, may be made only by the Administrative Agent):

            (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Eurodollar Rate; or

            (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurodollar Loan because of (x) any change since the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payments to any Lender of the principal of or interest such Eurodollar Loan or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender, or any franchise tax based on the net income or profits of such Lender, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), or
      (B) a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D to the extent included in the computation of the Eurodollar Rate and/or (y) other circumstances since the date of this Agreement affecting such Lender or the interbank Eurodollar market or the position of such Lender in such market; or

            (iii) at any time, that the making or continuance of any Eurodollar Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall promptly give notice (by telephone confirmed in writing) to the Borrower and, except in the case of clause (i) above, to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, Eurodollar Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by the Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the Borrower, (y) in the case of clause (ii) above, the Borrower shall, subject to the provisions of Section 13.15 (to the extent applicable) pay to such Lender, upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing the basis for and the calculation thereof, submitted to the Borrower by such Lender in good faith shall, constitute PRIMA FACIE evidence of such amounts due and (z) in the case of clause (iii) above, the Borrower shall take one of the actions specified in Section 1.10(b) as promptly as possible and, in any event, within the time period required by law. Each of the Administrative Agent and each Lender agrees that if it gives notice to the Borrower of any of the events described in clause (i) or (iii) above, it shall promptly notify the Borrower and, in the case of any such Lender, the Administrative Agent, if such event ceases to exist. If any such event described in clause (iii) above ceases to exist as to a Lender, the obligations of such Lender to make Eurodollar Loans and to convert Base Rate Loans into Eurodollar Loans on the terms and conditions contained herein shall be reinstated.

            (b) At any time that any Eurodollar Loan is affected by the circumstances described in Section 1.10(a)(ii) or (iii), the Borrower may (and in the case of a Eurodollar Loan affected by the circumstances described in
Section 1.10(a)(iii) shall) either (x) if the affected Eurodollar Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Administrative Agent telephonic notice (confirmed in writing) on the same date that the Borrower was notified by the affected Lender or the Administrative Agent pursuant to Section 1.10(a)(ii) or (iii) or (y) if the affected Eurodollar Loan is then outstanding, upon at least one Business Day's written notice to the Administrative Agent, require the affected Lender to convert such Eurodollar Loan into a Base Rate Loan, PROVIDED that, if more than one Lender is affected at any time, then all affected Lenders must be treated the same pursuant to this Section 1.10(b).

            (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, in each case introduced or changed after the date hereof, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrower shall, subject to the provisions of
Section 13.15 (to the extent applicable), pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, PROVIDED that such Lender's determination of compensation owing under this Section 1.10(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.10(c), will give prompt written notice thereof to the Borrower, which notice shall show in reasonable detail the basis for and calculation of such additional amounts.

            1.11 COMPENSATION. The Borrower shall, subject to the provisions of
Section 13.15 (to the extent applicable), compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting and the calculation of such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Eurodollar Loans but excluding any loss of anticipated profit) which such Lender may sustain: (i) if for any reason (other than a default by such Lender or the Administrative Agent) a Borrowing of, or conversion from or into, Eurodollar Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not withdrawn by the Borrower or deemed withdrawn pursuant to Section 1.10(a)); (ii) if any repayment (including any repayment made pursuant to Section 4.02, as a result of an acceleration of the Loans pursuant to Section 10 or in connection with the replacement of a Lender pursuant to Section 1.13 or Section 13.12(b)) or conversion of any of its Eurodollar Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any prepayment of any of its Eurodollar Loans is not made on any date specified in a notice of prepayment given by the Borrower; or (iv) as a consequence of (x) any other default by the Borrower to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or (y) any election made pursuant to
Section 1.10(b). Calculation of all amounts payable to a Lender under this
Section 1.11 shall be made as though that Lender had actually funded its relevant Eurodollar Loan through the purchase of a Eurodollar deposit bearing interest at the Eurodollar Rate in an amount equal to the amount of that Loan, having a maturity comparable to the relevant Interest Period and through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; PROVIDED, HOWEVER, that each Lender may fund each of its Eurodollar Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section 1.11.

            1.12 CHANGE OF LENDING OFFICE. Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.10(a)(ii) or
(iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, or, upon the occurrence of any event giving rise to the operation of Section 4.04(a), use such other reasonable efforts to eliminate or reduce such increased Taxes, PROVIDED that such designation or other action is made on such terms that, in the sole judgment of such Lender, such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Sections 1.10, 2.05 and 4.04.

            1.13 REPLACEMENT OF LENDERS. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occur rence of any event giving rise to the operation of
Section 1.10(a)(ii) or (iii), Section 1.10(c), Section 2.05 or Section 4.04 with respect to any Lender which results in such Lender charging to the Borrower increased costs in excess of those being generally charged by the other Lenders, or (z) as provided in Section 13.12(b) in the case of certain refusals by a Lender to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower shall have the right, if no Default or Event of Default will exist immediately after giving effect to the respective replacement, to either replace such Lender (the "Replaced Lender") with one or more other Eligible Transferee or Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be reasonably acceptable to the Administrative Agent or, at the option of the Borrower, to replace only (a) the Revolving Loan Commitment (and outstandings pursuant thereto) of the Replaced Lender with an identical Revolving Loan

Commitment provided by the Replacement Lender, (b) the Acquisition Loan Commitment of the Replaced Lender with an identical Acquisition Loan Commitment provided by the Replacement Lender or (c) in the case of a replacement as provided in Section 13.12(b) where the consent of the respective Lender is required with respect to less than all Tranches of its Loans or Commitments, the Commitments and/or outstanding Loans of such Lender in respect of each Tranche where the consent of such Lender would otherwise be individually required, with identical Commitments and/or Loans of the respective Tranche provided by the Replacement Lender, PROVIDED that (i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and with all fees payable pursuant to said Section 13.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only
(a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans, (b) the Acquisition Loan Commitment and/or outstanding Acquisition Loans, the Acquisition Loan Commitment and/or outstanding Acquisition Loans or (c) the outstanding Term Loans, such outstanding Term Loans) and in each case (except for the replacement of only the outstanding Acquisition Loan Commitments, Acquisition Loans and/or Term Loans of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof an amount equal to the sum (without duplication) of (A) an amount equal to the principal of, and all accrued interest on, all applicable outstanding Loans of the Replaced Lender, (B) except in the case of the replacement of only the outstanding Acquisition Loan Commitments, Acquisition Loans and/or Term Loans of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (C) an amount equal to all accrued, but theretofore unpaid, Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01 and (y) except in the case of the replacement of only the outstanding Acquisition Loan Commitments, Acquisition Loans and/or Term Loans of a Replaced Lender, the respective Issuing Lender an amount equal to such Replaced Lender's Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender and to the Swingline Lender an amount equal to such Replaced Lender's Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of the Borrower owing to the Replaced Lender (other than those (a) specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid or (b) relating to any Tranche of Loans and/or Commitments of the respective Replaced Lender which will remain outstanding after giving effect to the respective replacement) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the Borrower, the Replacement Lender shall become a Lender hereunder and, unless the respective Replaced Lender continues to have outstanding Loans or a Commitment hereunder, the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such Replaced Lender.

            1.14 ADDITIONAL ACQUISITION LOAN COMMITMENTS. At any time and from time to time on and after the Effective Date and prior to the Business Day immediately preceding the Acquisition Facility Expiry Date, the Borrower may request one or more Lenders or other lending institutions to assume an additional Acquisition Loan Commitment and to make Acquisition Loans to the Borrower as provided in Section 1.01(b) and, in the sole discretion of each such Lender or other institution, any such Lender or other institution may agree to so commit; PROVIDED that (i) no Default or Event of Default then exists, (ii) the increase in the Total Acquisition Loan Commitment pursuant to any such request shall be in an aggregate amount of at least $10,000,000 or, if less, the maximum increase permitted pursuant hereto, (iii) after the Effective Date, the Total Acquisition Loan Commitment shall not increase pursuant to this Section
1.14 by an aggregate amount of more than $50,000,000, (iv) on and after the Acquisition Facility Reduction Date, the Total Acquisition Loan Commitment shall not increase pursuant to this Section 1.14 by an aggregate amount of more than the Fourth Year AL Facility Amount, and (v) after giving effect to any such increase, the Total Acquisition Loan Commitment shall not exceed $100,000,000. The Borrower and each such Lender or other lending institution (each, an "Assuming Lender") which agrees to commit to assume such an Acquisition Loan Commitment and to make such Acquisition Loans shall execute and deliver to the Administrative Agent an Acquisition Commitment Assumption Agreement substantially in the form of Exhibit C (with the increase in, or in the case of a new Assuming Lender, assumption of, such Lender's Acquisition Loan Commitment to be effective upon delivery of such Acquisition Commitment Assumption Agreement to the Administrative Agent). The Administrative Agent shall promptly notify each Lender as the occurrence of each Acquisition Commitment Assumption Date. On each Acquisition Commitment Assumption Date, (x) Schedule I shall be deemed modified to reflect the revised Acquisition Loan Commitments of such Lenders, and (y) the Borrower shall pay to each such Assuming Lender and each Agent such up front fees (if any) as may have been agreed between the Borrower and such Assuming Lender and/or such Agent. Notwithstanding anything to the contrary contained in this Agreement, on and after each Acquisition Commitment Assumption Date, the Borrower shall cooperate with the Administrative Agent in arranging its Borrowings of Acquisition Loans such that, to the maximum extent reasonably practicable, Borrowings are combined and/or converted at times and in amounts so that the various Lenders with Acquisition Loans will ultimately participate in each such Borrowing on a PRO RATA basis based upon their respective AL Percentages.

            SECTION 2.  Letters of Credit.

            2.01 LETTERS OF CREDIT. (a) Subject to and upon the terms and conditions herein set forth, the Borrower may request that any Issuing Lender issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the RL/AL Maturity Date, (x) for the account of the Borrower and for the benefit of any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Indebtedness and (y) for the account of the Borrower and for the benefit of sellers of goods or materials to the Borrower or any of its Subsidiaries, an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Lender or in such other form as has been approved by such Issuing Lender (each such commercial letter of credit, a "Trade Letter of Credit," and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of the Borrower and its Subsidiaries.

            (b) Subject to the terms and conditions contained herein, the Administrative Agent hereby agrees that it will (and at the Borrower's request each other Issuing Lender may, at its option, agree that it will), at any time and from time to time on or after the Initial Borrowing Date and prior to the RL/AL Maturity Date, following its receipt of the respective Letter of Credit Request, issue for the account of the Borrower one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Indebtedness of the Borrower or any of its Subsidiaries as is permitted to remain outstanding without giving rise to a Default or Event of Default hereunder and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials as referenced in Section 2.01(a), PROVIDED that the respective Issuing Lender shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

           (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to such Issuing Lender or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Lender shall prohibit, or request that such Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Lender is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Lender as of the date hereof and which such Issuing Lender in good faith deems material to it; or

          (ii) such Issuing Lender shall have received notice from any Lender prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.02(b).

            (c) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings (exclusive of Unpaid Drawings which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed either (x) $10,000,000 or (y) when added to the aggregate principal amount of all Revolving Loans then outstanding and Swingline Loans then outstanding, an amount equal to the Total Available Revolving Loan Commitment at such time, (ii) each Letter of Credit shall be denominated in Dollars, (iii) each Letter of Credit shall by its terms terminate (x) in the case of

Standby Letters of Credit, on or before the earlier of (A) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendible for successive periods of up to 12 months, on terms acceptable to the Issuing Lender thereof) and (B) the date which is five Business Days prior to the RL/AL Maturity Date, and (y) in the case of Trade Letters of Credit, on or before the earlier of (A) the date which occurs 360 days after the date of issuance thereof and (B) the date which is 30 days prior to the RL/AL Maturity Date and (iv) the Stated Amount of each Letter of Credit upon issuance shall be not less than $10,000 or such lesser amount as is acceptable to the respective Issuing Lender.

            (d) Notwithstanding the foregoing, in the event a Lender Default exists, no Issuing Lender shall be required to issue any Letter of Credit unless such Issuing Lender has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Lender's risk with respect to the Defaulting Lender's or Lenders' participation in all Letters of Credit, including by cash collateralizing such Defaulting Lender's or Lenders' Percentage of all Letter of Credit Outstandings.

            2.02 LETTER OF CREDIT REQUESTS. (a) Whenever the Borrower desires that a Letter of Credit be issued for its account, the Borrower shall give the Administrative Agent and the respective Issuing Lender at least five Business Days' (or such shorter period as is acceptable to the respective Issuing Lender) written notice thereof. Each notice shall be in the form of Exhibit D (each, a "Letter of Credit Request").

            (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.01(c). Unless the respective Issuing Lender has received notice from any Lender before it issues a Letter of Credit that one or more of the conditions specified in Section 5 or Section 6, as applicable, are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.01(c), then such Issuing Lender shall issue the requested Letter of Credit for the account of the Borrower in accordance with such Issuing Lender's usual and customary practices. Upon the issuance of or amendment to any Standby Letter of Credit, such Issuing Lender shall promptly notify each Lender of such issuance or amendment and such notice shall be accompanied by a copy of the issued Standby Letter of Credit or amendment, as the case may be. For Trade Letters of Credit on which the Issuing Lender is other than the Administrative Agent, the Issuing Lender will send to the Administrative Agent by facsimile transmission, promptly on the first Business Day of each week, the daily aggregate Stated Amount of Trade Letters of Credit issued by such Issuing Lender and outstanding during the preceding week. The Administrative Agent shall deliver to each Lender, after each calendar month end and upon each payment of the Letter of Credit Fee, a report setting forth for the relevant period the daily aggregate Stated Amount of all outstanding Trade Letters of Credit during such period.

            2.03 LETTER OF CREDIT PARTICIPATIONS. (a) Immediately upon the issuance by any Issuing Lender of any Letter of Credit, such Issuing Lender shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, other than such Issuing Lender (each such Lender, in its capacity under this Section 2.03, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit, each drawing made thereunder and the obligations of the Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto. Upon any change in the Revolving Loan Commitments or Percentages of the Lenders pursuant to Section 1.13 or 13.04, it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.03 to reflect the new Percentages of the assignor and assignee Lender or of all Lenders with Revolving Loan Commitments, as the case may be.

            (b) In determining whether to pay under any Letter of Credit, such Issuing Lender shall have no obligation relative to the other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Lender under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct as determined by a court of competent jurisdiction, shall not create for such Issuing Lender any resulting liability to the Borrower or any Lender.

            (c) In the event that any Issuing Lender makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to such Issuing Lender pursuant to Section 2.04(a), such Issuing Lender shall promptly notify the Administrative Agent, which shall promptly notify each Participant, of such failure, and each Participant shall promptly and unconditionally pay to such Issuing Lender the amount of such Participant's Percentage of such unreimbursed payment in Dollars and in same day funds. If the Administrative Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to such Issuing Lender in Dollars such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to such Issuing Lender, such Participant agrees to pay to such Issuing Lender, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to such Issuing Lender at the overnight Federal Funds Rate. The failure of any Participant to make available to such Issuing Lender its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Lender its Percentage of any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to such Issuing Lender such other Participant's Percentage of any such payment.

            (d) Whenever any Issuing Lender receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Lender shall forward such payment to the Administrative Agent, which in turn shall distribute to each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

            (e) Upon the request of any Participant, each Issuing Lender shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

            (f) The obligations of the Participants to make payments to each Issuing Lender with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

            (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

            (ii) the existence of any claim, setoff, defense or other right which the Borrower or any of its Subsidiaries may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Lender, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

            (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

            (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

            (v) the occurrence of any Default or Event of Default.

            2.04 AGREEMENT TO REPAY LETTER OF CREDIT DRAWINGS. (a) The Borrower hereby agrees to reimburse the respective Issuing Lender, by making payment to the Administrative Agent in immediately available funds at the Payment Office, for any payment or disbursement made by it under any Letter of Credit (each such amount, so paid until reimbursed, an "Unpaid Drawing"), no later than three Business Days after the date of such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Lender, to the extent not reimbursed prior to 1:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Lender was reimbursed by the Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans; PROVIDED, HOWEVER, to the extent such amounts are not reimbursed prior to 1:00 P.M. (New York time) on the third Business Day following such payment or disbursement, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Lender (and until reimbursed by the Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Lender shall give the Borrower prompt notice of each Drawing under any Letter of Credit, PROVIDED that the failure to give any such notice shall in no way affect, impair or diminish the Borrower's obligations hereunder.

            (b) The obligations of the Borrower under this Section 2.04 to reimburse the respective Issuing Lender with respect to payments on Letters of Credit (each, a "Drawing") (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing, the respective Issuing Lender's only obligation to the Borrower being to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit; PROVIDED that the Borrowers shall not be obligated to reimburse such Issuing Lender for any wrongful payment made by such Issuing Lender under a Letter of Credit as a result of acts or omissions constituting gross negligence or willful misconduct as determined by a court of competent jurisdiction on the part of such Issuing Lender.

            2.05 INCREASED COSTS. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the inter pretation or administration thereof, or compliance by any Issuing Lender or any Participant with any request or directive by any such authority (whether or not having the force of law), or any change in generally accepted accounting principles, shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Lender or participated in by any Participant, or (ii) impose on any Issuing Lender or any Participant any other conditions relating, directly or indirectly, to this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to any Issuing Lender or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Lender or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Issuing Lender or such Participant, or any franchise tax based on the net income or profits of such Lender or Participant, in either case pursuant to the laws of the United States of America, the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), but without duplication of any amounts payable in respect of Taxes pursuant to Section 4.04(a), then, upon demand to the Borrower by such Issuing Lender or any Participant (a copy of which demand shall be sent by such Issuing Lender or such Participant to the Administrative Agent) and subject to the provisions of Section 13.15 (to the extent applicable), the Borrower shall pay to such Issuing Lender or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Lender or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.05, will give prompt written notice thereof to the Borrower, which notice shall include a certificate submitted to the Borrower by such Issuing Lender or such Participant (a copy of which certificate shall be sent by such Issuing Lender or such Participant to the Administrative Agent), setting forth in reasonable detail the basis for and the calculation of such additional amount or amounts necessary to compensate such Issuing Lender or such Participant. The certificate required to be delivered pursuant to this Section 2.05 shall, if delivered in good faith and absent manifest error, be final and conclusive and binding on the Borrower.

            SECTION 3.  Commitment Commission; Fees; Reductions of Commitment.

            3.01 FEES. (a) (i) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with an Acquisition Loan Commitment a commitment commission (the "AL Commitment Commission") for the period from the Effective Date to but not including the Acquisition Facility Expiry Date (or to but not including such earlier date as the Total Commitment shall have been terminated), computed at a rate per annum for each day equal to the Applicable Commitment Commission Percentage on the Acquisition Loan Commitment of such Non-Defaulting Lender on such day. Accrued Acquisition Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Acquisition Facility Expiry Date or such earlier date upon which the Total Commitment is terminated.

            (ii) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "RL Commitment Commission") for the period from the Initial Borrowing Date to but not including the RL/AL Maturity Date (or to but not including such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum for each day equal to the Applicable Commitment Commission Percentage on the Unutilized Revolving Loan Commitment of such Non-Defaulting Lender on such day. Accrued Revolving Loan Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the RL/AL Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

            (b) The Borrower agrees to pay to the Administrative Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment (based on their respective Percentages) a fee in respect of each Letter of Credit issued hereunder (the "Letter of Credit Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Revolving Loans maintained as Eurodollar Loans on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable quarterly in arrears on each

Quarterly Payment Date and upon the first day on or after the termination of the Total Revolving Loan Commitment upon which no Letters of Credit remain outstanding.

            (c) The Borrower agrees to pay to the respective Issuing Lender, for its own account, a facing fee in respect of each Letter of Credit issued for its account hereunder (the "Facing Fee") for the period from and including the date of issuance of such Letter of Credit to and including the termination of such Letter of Credit, computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit; PROVIDED that in no event shall the annual Facing Fee with respect to any Letter of Credit be less than $500, it being agreed that, on the date of issuance of any Letter of Credit and on each anniversary thereof prior to the termination of such Letter of Credit, $500 will be paid toward the next year's Facing Fees for such Letter of Credit, which amount shall be credited in direct order to the Facing Fees which would otherwise be payable with respect to such Letter of Credit in the succeeding annual period. Accrued Facing Fees shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the date upon which the Total Revolving Loan Commitment has been terminated and such Letter of Credit has been terminated in accordance with its terms.

            (d) The Borrower shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge which the respective Issuing Lender is generally imposing in connection with such occurrence with respect to letters of credit.

            (e) The Borrower shall pay to each of the Agents, for their own account, such other fees as have been agreed to in writing by the Borrower and the Agents.

            3.02 VOLUNTARY TERMINATION OF UNUTILIZED COMMITMENTS. (a) Upon at least one Business Day's prior notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to terminate the Total Unutilized Revolving Loan Commitment and/or the Total Acquisition Loan Commitment in each case, in whole or in part, in a minimum amount of $500,000 and integral multiples of $100,000 thereafter in the case of partial reductions to the Total Revolving Loan Commitment or the Total Acquisition Loan Commitment, as the case may be, PROVIDED that (i) each such reduction shall apply proportionately to permanently reduce the Revolving Loan Commitment or Acquisition Loan Commitment, as the case may be, of each Lender with such a Commitment and (ii) no such reduction to the Total Unutilized Revolving Loan Commitment shall in any case be in an amount which would cause the Revolving Loan Commitment of any Lender to be reduced (as required by preceding clause (i)) by an amount which exceeds the remainder of
(x) the Unutilized Revolving Loan Commitment of such Lender as in effect immediately before giving effect to such reduction minus (y) such Lender's Percentage of the aggregate principal amount of Swingline Loans then outstanding.

            (b) In the event of certain refusals by a Lender as provided in
Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, subject to the requirements of said Section 13.12(b) and upon five Business Days' written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), terminate all of the Acquisition Loan Commitment and/or the Revolving Loan Commitment of such Lender so long as, in the case of a termination of such Lender's Revolving Loan Commitment all Revolving Loans, together with accrued and unpaid interest, fees and all other amounts, owing to such Lender are repaid concurrently with the effectiveness of such termination (at which time Schedule I shall be deemed modified to reflect such changed amounts), and at such time, unless the respective Lender continues to have other outstanding Loans hereunder, such Lender shall no longer constitute a "Lender" for purposes of this Agreement, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06), which shall survive as to such repaid Lender.

            3.03 MANDATORY REDUCTION OF COMMITMENTS. (a) The Total Commitment (and the Term Loan Commitment, the Acquisition Loan Commitment and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on June 30, 1998 unless the Initial Borrowing Date shall have occurred on or prior to such date.

            (b) (i) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Term Loan Commitment (and the Term Loan Commitment of each Lender) shall (i) terminate in its entirety on the Initial Borrowing Date (after giving effect to the making of the Term Loans on such date) and (ii) prior to the termination of the Total Term Loan Commitment as provided in clause (i) above, be reduced from time to time to the extent required by Section 4.02.

            (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Acquisition Loan Commitment (and the Acquisition Loan Commitment of each Lender) shall (i) be reduced on the date of each Borrowing of Acquisition Loans hereunder, in each case after giving effect to, and in an amount equal to, the Acquisition Loans made on such date, and (ii) be reduced on the Acquisition Facility Reduction Date by an amount equal to 50% of the Total Acquisition Loan Commitment immediately prior to giving effect to such reduction and after giving effect to any reductions thereto pursuant to clause (i) of this Section 3.03(c). Notwithstanding anything to the contrary contained in this Agreement, the Total Acquisition Loan Commitment (and the Acquisition Loan Commitment of each Lender) shall terminate in its entirety (if not theretofore terminated) at 5:00 P.M. (New York time) on the Acquisition Facility Expiry Date.

            (d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the RL/AL Maturity Date.

            (e) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, on each date after the Initial Borrowing Date upon which a mandatory prepayment of Loans pursuant to Sections 4.02(d) through
(h), inclusive, is required (and exceeds in amount the aggregate principal amount of Loans then outstanding) or would be required if Loans were then outstanding, to extent that but for the reduction provided for in this Section 3.03(e), the Borrower would be required to make an offer to purchase Senior Subordinated Notes and/or Additional Subordinated Debt as a result of any event set forth in such Sections, the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender with such a Commitment) shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited amount of Loans were actually outstanding) exceeds the aggregate principal amount of Loans then outstanding.

            (f) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Commitment (and the Term Loan Commitment, Acquisition Loan Commitment and Revolving Loan Commitment of each Lender) shall terminate on any date on which a Change of Control shall occur.

            (g) Each reduction to the Total Term Loan Commitment, the Total Acquisition Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the Term Loan Commitment, the Acquisition Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

            SECTION 4. Prepayments; Payments; Taxes.

            4.01 VOLUNTARY PREPAYMENTS. The Borrower shall have the right to prepay the Loans, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) the Borrower shall give the Administrative Agent prior to 3:00 P.M. (New York time) at its Notice Office at least one Business Day's prior written notice (or telephone notice promptly confirmed in writing) of its intent to prepay Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 3:00 P.M. (New York time)) whether Term Loans, Acquisition Loans, Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment and the Types of Loans to be prepaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings pursuant to which made, which notice the Administrative Agent shall promptly transmit to each of the Lenders; (ii) each prepayment shall be in an aggregate principal amount of at least $500,000 (or $25,000 in the case of Swingline Loans) or such lesser amount of a Borrowing which is outstanding, PROVIDED that if any partial prepayment of Eurodollar Loans made pursuant to any Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then such Borrowing may not be continued as a Borrowing of Eurodollar Loans and any election of an Interest Period with respect thereto given by the Borrower shall have no force or effect; (iii) at the time of any prepayment of Eurodollar Loans pursuant to this Section 4.01 on any date other than the last day of the Interest Period applicable thereto, the Borrower shall pay the amounts required pursuant to Section 1.11; (iv) in the event of certain refusals by a Lender as provided in Section 13.12(b) to consent to certain proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders, the Borrower may, upon five Business Days' written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders) repay all Loans, together with accrued and unpaid interest, Fees, and other amounts owing to such Lender (or owing to such Lender with respect to each Tranche which gave rise to the need to obtain such Lender's individual consent) in accordance with said Section 13.12(b) so long as (A) in the case of the repayment of Revolving Loans of any Lender pursuant to this clause (iv) the Revolving Loan Commitment of such Lender is terminated concurrently with such repayment (at which time Schedule I shall be deemed modified to reflect the changed Revolving Loan Commitments), and (B) the consents required by Section 13.12(b) in connection with the repayment pursuant to this clause (iv) have been obtained; and (v) except as expressly provided in preceding clause (iv) and except with respect to prepayments of Acquisition Loans which shall be applied PRO RATA based upon the AL Percentages of Lenders with Acquisition Loans then outstanding (with the Borrower to designate the Borrowing or Borrowings of Acquisition Loans to be prepaid, subject to the foregoing provision), each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied PRO RATA among the Loans comprising such Borrowing; PROVIDED that at the Borrower's election in connection with any prepayment of Revolving Loans pursuant to this Section 4.01, such prepayment shall not be applied to any Revolving Loan of a Defaulting Lender. Each prepayment of principal of any Term Loans pursuant to this Section
4.01 shall be applied to reduce the then remaining TL Scheduled Repayments PRO RATA based upon the then remaining principal amounts of the TL Scheduled Repayments after giving effect to all prior reductions thereto. Each prepayment of principal of Acquisition Loans (x) if made on or prior to the Acquisition Facility Reduction Date, shall have no effect on the amortization of Acquisition Loans as set forth in Section 4.02(c), (y) if made after the Acquisition Facility Reduction Date and prior to or on the Acquisition Facility Expiry Date, shall be applied, at the Borrower's election, (I) to reduce on a PRO RATA basis the then remaining principal amounts of the AL Year 3 Scheduled Repayments after giving effect to all prior reductions thereto or (II) to reduce Year 4 Reference Amount as calculated on the date of such prepayment, and (z) if made after the Acquisition Facility Expiry Date, shall be applied at the Borrower's election,
(I) to reduce on a PRO RATA basis the then remaining principal amounts of the AL Year 3 Scheduled Repayments after giving effect to all prior reductions thereto or (II) to reduce on a PRO RATA basis the then remaining principal amounts of the AL Year 4 Scheduled Repayments after giving effect to all prior reductions thereto, PROVIDED that if, as a result of an application described in subclause
(I) or (II) of clause (x) or (y) above, such applicable amounts shall have been reduced to zero, the remainder of such prepayment shall be applied as provided in the other such subclause.

            4.02 MANDATORY REPAYMENTS AND COMMITMENT REDUCTIONS. (a) On any day on which the sum of the aggregate outstanding principal amount of the Revolving Loans, Swingline Loans and the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall prepay on such day principal of Swingline Loans and, after the Swingline Loans have been repaid in full, Revolving Loans in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans, the aggregate amount of the Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment as then in effect, the Borrower shall pay to the Administrative Agent at the Payment Office on such date an amount of cash or Cash Equivalents equal to the amount of such excess (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash

Equivalents to be held as security for all obligations of the Borrower hereunder in a cash collateral account to be established by the Administrative Agent.

            (b) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that principal amount of Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i), a "TL Scheduled Repayment," and each such date, a "TL Scheduled Repayment Date"):

     TL
     Scheduled Repayment Date                    Amount
     ------------------------                    ------

     The last Business Day of June, 1999         $1,000,000
     The last Business Day of September, 1999    $1,000,000
     The last Business Day of December, 1999     $1,000,000
     The last Business Day of March, 2000        $1,000,000
     The last Business Day of June, 2000         $3,000,000
     The last Business Day of September, 2000    $3,000,000
     The last Business Day of December, 2000     $3,000,000
     The last Business Day of March, 2001        $3,000,000
     The last Business Day of June, 2001         $4,500,000
     The last Business Day of September, 2001    $4,500,000
     The last Business Day of December, 2001     $4,500,000
     The last Business Day of March, 2002        $4,500,000
     The last Business Day of June, 2002         $5,250,000
     The last Business Day of September, 2002    $5,250,000
     The last Business Day of December, 2002     $5,250,000
     Term Loan Maturity Date                     $5,250,000

            (c) (i) In addition to any other mandatory repayments or commitment reductions pur suant to this Section 4.02, on each date set forth below, the Borrower shall be required to repay that percentage as is set forth opposite such date multiplied by the aggregate principal amount of Acquisition Loans (such amount, the "Year 3 Reference Amount") outstanding on the Acquisition Facility Reduction Date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i) and (j) an "AL Year 3 Scheduled Repayment," and each such date, an "Initial AL Scheduled Repayment Date"):

Initial AL Scheduled Repayment Date     Percentage Of Year 3 Reference Amount
-----------------------------------     -------------------------------------

The last Business Day of June, 2001                   6.25%
The last Business Day of September, 2001              6.25%
The last Business Day of December, 2001               6.25%
The last Business Day of March, 2002                  6.25%
The last Business Day of June, 2002                   6.25%

The last Business Day of September, 2002              6.25%
The last Business Day of December, 2002               6.25%
The last Business Day of March, 2003                  6.25%
The last Business Day of June, 2003                   12.5%
The last Business Day of September, 2003              12.5%
The last Business Day of December, 2003               12.5%
The RL/AL Maturity Date                               12.5%

            (ii) In addition to any other mandatory repayments or commitment reductions pur suant to this Section 4.02, on the last Business Day of each March, June, September and December, commencing in June of 2002 and ending in December of 2003 and on the RL/AL Maturity Date, the Borrower shall be required to repay an amount of Acquisition Loans equal to 12.5% multiplied by the aggregate principal amount (such amount, at any time of calculation thereof, the "Year 4 Reference Amount") of Acquisition Loans initially extended on or after the Acquisition Facility Reduction Date and on or prior to the Acquisition Facility Expiry Date (as such amount may be reduced pursuant to Section 4.01 and 4.02(i)) (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(i) and (j) an "AL Year 4 Scheduled Repayment," and each such date, an "Additional AL Scheduled Repayment Date").

            (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within one Business Day following each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any sale or issuance of its equity (other than proceeds received (x) on or prior to the Initial Borrowing Date as a result of the Equity Contribution, (y) from the exercise of stock options granted to management as permitted hereunder, and (z) issuance of common equity by a Subsidiary of the Borrower to the Borrower or a Subsidiary Guarantor (the proceeds described in such clauses (x), (y) and (z) collectively, the "Excluded Proceeds")) an amount equal to 50% of the cash proceeds of the respective sale or issuance (net of underwriting discounts and commissions and other direct costs associated therewith, including, without limitation, legal fees and expenses) shall be applied as a mandatory repayment of principal of outstanding Loans (or, if the Initial Borrowing Date has not yet occurred, 100% of such amounts shall be applied as a mandatory reduction to the Total Commitment) in accordance with the requirements of Section 4.02(i) and (j); PROVIDED that the Borrower shall not be required to comply with this Section 4.02(d) until such time as the net proceeds from all such issuances of equity exceed $1,000,000.

            (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within one Business Day following each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives any proceeds from any incurrence by the Borrower or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04 as such Section is in effect on the Effective Date), an amount equal to 100% of the cash proceeds (net of underwriting discounts and commissions and other costs associated therewith including, without limitation, legal fees and expenses) of the respective incurrence of Indebtedness shall be applied as a mandatory repayment of principal of outstanding Loans (or, if the Initial Borrowing Date has not yet occurred, such amounts shall be applied as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 4.02(i) and (j).

            (f) In addition to any other mandatory repayments or commitment reductions pur suant to this Section 4.02, within two Business Days following each date after the Effective Date upon which the Borrower or any of its Subsidiaries receives proceeds from any sale of assets (including capital stock and securities held thereby, but excluding (i) sales or transfers of inventory in the ordinary course of business, (ii) sales or transfers of assets in accordance with Sections 9.02(iii) and (vi) as originally in effect, and (iii) sales of assets between the Borrower and its Wholly-Owned Subsidiaries and/or sales of assets between Wholly-Owned Subsidiaries of the Borrower, in each case to the extent permitted by Section 9.02), an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied as a mandatory repayment of principal of outstanding Loans (or, if the Initial Borrowing Date has not yet occurred, such amounts shall be applied as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 4.02(i) and (j), PROVIDED that so long as no Default or Event of Default then exists, (i) with respect to no more than (I) $2,000,000 in aggregate amount of consideration received in any transaction or series of related transactions and (II) no more than $5,000,000 in the aggregate of such Net Sale Proceeds in any fiscal year of the Borrower, such Net Sale Proceeds shall not be required to be so applied on such date to the extent that no Default or Event of Default then exists and the Borrower delivers a certificate to the Administrative Agent on or prior to such date stating that such Net Sale Proceeds shall be used to purchase assets used or to be used in, or, to the extent otherwise permitted by this Agreement, to acquire the capital stock of a Person engaged and to be engaged in, the businesses referred to in Section 9.01 within 360 days following the date of such asset sale (which certificate shall set forth the estimates of the proceeds to be so expended) and (ii) the Borrower shall not be required to comply with this clause
(f) until such time as the cumulative Net Sale Proceeds from all asset sales not yet applied as a mandatory repayment hereunder equals or exceeds $2,000,000, and PROVIDED FURTHER, that if all or any portion of such Net Sale Proceeds not so applied to the repayment of Loans have not yet resulted in a requirement that the Borrower make an offer to repurchase Senior Subordinated Notes and/or Additional Subordinated Debt (a "Note Offer") and are either (A) not so used (or contractually committed to be used to purchase assets) within such 360-day period or (B) if committed to be used within such 360-day period and not so used within two years after the date of the respective asset sale then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (A) and not used in the case of preceding clause (B) shall be applied on the last day of such period or, if earlier, the date on which the Borrower would be obligated to make a Note Offer with respect to such Asset Sale as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Section 4.02(i) and (j).

            (g) In addition to any other mandatory repayments pursuant to this
Section 4.02, on each Excess Cash Payment Date, an amount equal to 50% of the Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Sections 4.02(i) and (j).

            (h) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 30 days following each date after the Initial Borrowing Date on which the Borrower or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to 100% of the proceeds of such Recovery Event (net of reasonable costs including, without limitation, legal costs and expenses, and taxes incurred in connection with such Recovery Event) shall be applied as a mandatory repayment of principal of outstanding Loans (or, if the Initial Borrowing Date has not yet occurred, such amounts shall be applied as a mandatory reduction to the Total Commitment) in accordance with the requirements of Sections 4.02(i) and (j), PROVIDED that so long as no Default or Event of Default then exists, such proceeds shall not be required to be so applied on such date to the extent that the Borrower has delivered a certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used or shall be committed to be used to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended), and PROVIDED FURTHER, that if all or any portion of such proceeds not required to be applied to the repayment of Loans are either (A) not so used or committed to be so used within 360 days after the date of the respective Recovery Event or
(B) if committed to be used within 360 days after the date of receipt of such Net Sale Proceeds and not so used within two years after the date of the respective Recovery Event then, in either such case, such remaining portion not used or committed to be used in the case of preceding clause (A) and not used in the case of preceding clause (B) shall be applied on the last day of the respective period above as a mandatory repayment of principal of outstanding Loans in accordance with the requirements of Section 4.02(i) and (j).

            (i) Each amount required to be applied to repay Loans (or to reduce Commitments) pursuant to Sections 4.02(d), (e), (f), (g) and (h) shall be applied FIRST, to repay Term Loans (or if the Initial Borrowing Date has not occurred, to reduce the Total Term Loan Commitment); SECOND, after all Term Loans shall have been repaid (and the Total Term Loan Commitment reduced to zero), to repay Acquisition Loans; THIRD, after all Acquisition Loans shall have been repaid, to repay Swingline Loans and FOURTH after all Swingline Loans shall have been repaid, to repay Revolving Loans and, concurrently with the prepayment described in THIRD and FOURTH above, to the extent provided in Section 3.03(e), to reduce the Total Revolving Loan Commitment. The amount of each principal repayment of Term Loans made as required by Sections 4.02(d), (e), (f), (g) and
(h) shall be applied to reduce the then remaining TL Scheduled Repayments PRO RATA based upon the then remaining TL Scheduled Repayments after giving effected to all prior reduction thereto. The amount of each principal repayment of Acquisition Loans pursuant to this Section 4.02(i) shall be applied in the same manner set forth in Section 4.01 with respect to voluntary prepayments of Acquisition Loans.

            (j) With respect to each repayment of Loans required by this Section 4.02, the Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Eurodollar Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, PROVIDED that: (i) repayments of Eurodollar Loans pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar

Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Eurodollar Loans made pursuant to a single Borrowing shall reduce the outstanding Eurodollar Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount with respect to such Tranche, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans; and (iii) each repayment of any Loans comprising a Borrowing shall be applied PRO RATA among such Loans; PROVIDED FURTHER that, notwithstanding the foregoing clauses (i) -
(iii), prepayments of Acquisition Loans shall be applied PRO RATA based upon the AL Percentages of Lenders with Acquisition Loans then outstanding. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its sole discretion with a view, but no obligation, to minimize breakage costs under Section 1.11.

            (k) Notwithstanding anything to the contrary contained elsewhere in this Agreement, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date and (ii) all other then outstanding Loans shall be repaid in full on the respective Maturity Date for such Loans.

            4.03 METHOD AND PLACE OF PAYMENT. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Administrative Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (New York time) on the date when due and shall be made in Dollars in immediately available funds at the Payment Office of the Administrative Agent, it being understood that written or facsimile transmission notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower's account at the Payment Office shall constitute the making of such payment to the extent of such funds held in such account. Any payments under this Agreement or under any Note which are made later than 12:00 Noon (New York time) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

            4.04 NET PAYMENTS; TAXES. (a) All payments made by any Credit Party hereunder, or under any Note or other Credit Document will be made without setoff, counterclaim or other defense. Except as provided in Section 4.04(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any Excluded Taxes) and all interest, penalties or similar liabilities with respect thereto (all such nonexcluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, (i) the sum payable shall be increased by the amount necessary so that every payment of all amounts due under this Agreement or under any Note, after withholdings or deductions for or on account of Taxes will not be less than the amount provided for herein or in such Note, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount of such Taxes to the relevant taxing authority in accordance with applicable law. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes relating to such amounts imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The Borrower will furnish to the Administrative Agent promptly, and in any event within 45 days after the date the payment of any Taxes is due, certified copies of tax receipts, if any, issued by such taxing authority, or other evidence reasonably acceptable to the Administrative Agent evidencing such payment by the Borrower (or, if the Borrower has not received such certified copies of tax receipts within such time period, then the Borrower shall furnish such certified copies of tax receipts to the Administrative Agent promptly, and in any event within 15 days after the Borrower has received such certified copies of tax receipts). The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender, other than penalties, additions to tax, interest and expenses arising as a result of the willful misconduct or gross negligence of such Lender. Such indemnification shall be made promptly, and in any event within 30 days after the date upon which such Lender makes written demand therefor, which demand shall identify the nature and amount of Taxes for which indemnification is sought. In addition, the Borrower agrees to pay any present and future stamp, documentary taxes or any other excise, property, transfer or similar taxes, and any charges relating thereto, arising from any payment made hereunder or from the execution, delivery, enforcement or registration of, or otherwise in connection with, this Agreement.

            (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.13, 1.14 or 12.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will, but only so long as such Lender or Eligible Transferee remains lawfully able to do so, deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate. Notwithstanding any other provision of this Section 4.04(b) and Section 12.04, a Lender or Eligible Transferee shall be required to deliver any form and/or certification pursuant to this Section 4.04(b) only if such Lender or Eligible Transferee is lawfully able to do so and is legally entitled to claim an exemption from United States withholding and is otherwise legally entitled to provide such form and/or certification. Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 12.04(b) and the immediately succeeding sentence, (x) the Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from or reduction in such deduction or withholding except if such Lender or Eligible Transferee is not lawfully able to deliver such forms and (y) the Borrower shall not be obligated pursuant to
Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 4.04(b) except if such Lender or Eligible Transferee is not lawfully able to deliver such forms. Subject to
Section 13.04(b), the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

            (c) If any Lender receives a refund in respect of any Taxes as to which it has been indemnified by any of the Borrower pursuant to this Section 4.04, it shall promptly notify the Borrower of such refund and, within 30 days of receipt, pay over such refund to the Borrower (to the extent of amounts that have been paid by any of the Borrower under this Section 4.04 with respect to such refund and not previously reimbursed), net of all reasonably documented out-of-pocket expenses of such Lender and without interest (other than the interest, if any, included in such refund net of any Taxes payable with respect to receipt of such refund), provided that such Borrower, upon written request of the Lender agrees to return such refund (plus penalties, interest or other charges) to such Lender in the event such bank is required to repay such refund.

            SECTION 5. CONDITIONS PRECEDENT TO LOANS. The obligation of each Lender to make Loans, and the obligation of each Issuing Lender to issue Letters of Credit, on the Initial Borrowing Date, is subject at the time of the making of such Loans or the issuance of such Letters of Credit to the satisfaction of the following conditions:

            5.01 EXECUTION OF AGREEMENT; NOTES. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Administrative Agent for the account of each of the Lenders requesting same the appropriate Term Note, Acquisition Note and/or Revolving Note executed by the Borrower, and to the Swingline Lender the Swingline Note executed by the Borrower, in each case in the amount, maturity and as otherwise provided herein.

            5.02 FEES, ETC. On the Initial Borrowing Date, the Borrower shall have paid to the Agents and the Lenders all costs, fees and expenses (including, without limitation, legal fees and expenses) payable to the respective Agents and the Lenders to the extent then due.

            5.03 OPINIONS OF COUNSEL. On the Initial Borrowing Date, the Administrative Agent shall have received (i) from Hutchins, Wheeler & Dittmar, special counsel to the Borrower and its Subsidiaries, an opinion addressed to each of the Agents and each of the Lenders and dated the Initial Borrowing Date covering the matters set forth in Exhibit F and (ii) from Cox & Smith Incorporated, special Texas counsel satisfactory to the Agents, an opinion which
(x) shall be addressed to each of the Agents and each of the Lenders and dated the Initial Borrowing Date, (y) shall be in form and substance satisfactory to the Agents and the Required Lenders and (z) shall cover the perfection of the security interests granted pursuant to the Security Agreement and such other matters incident to the transactions contemplated herein as the Agents may reasonably request.

            5.04 CORPORATE DOCUMENTS; PROCEEDINGS; ETC. (a) On the Initial Borrowing Date, the Administrative Agent shall have received a certificate, dated the Initial Borrowing Date, signed by the Chairman of the Board, the President, any Vice President or the Treasurer of each Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit G with appropriate insertions, together with copies of the Certificate of Incorporation and By-Laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Agents.

            (b) All corporate and legal proceedings and all material instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Agents and the Required Lenders, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which any Agent reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

            5.05 EMPLOYEE BENEFIT PLANS; SHAREHOLDERS' AGREEMENTS; MANAGEMENT AGREEMENTS; COLLECTIVE BARGAINING AGREEMENTS; DEBT AGREEMENTS; ACQUISITION DOCUMENTS; TAX SHARING AGREEMENTS. On the Initial Borrowing Date, there shall have been made available for review by the Agents and by any Bank requesting same true and correct copies of the following documents (which copies in the case of the documents described in clauses (ii), (iii), (v), (vi) and (vii) shall be certified by the President or any Vice President of the Borrower):

            (i) all Plans and all Multiemployer Plans (and for each such plan that is required to file an annual report on Internal Revenue Service Form 5500-series, a copy of the most recent such report (including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information), and for each such plan that is a "single-employer plan," as defined in Section 4001(a)(15) of ERISA, the most recently prepared actuarial valuation therefor) and any other "employee benefit plans," as defined in Section 3(3) of ERISA, and any other material agreements, plans or arrangements, with or for the benefit of current or former employees of the Borrower or any of its Subsidiaries or any ERISA Affiliate (provided that the foregoing shall apply in the case of any multiemployer plan, as defined in 4001(a)(3) of ERISA, only to the extent that any document described therein is in the possession of the Borrower or any of its Subsidiaries or any ERISA Affiliate or reasonably available thereto from the sponsor or trustee of any such plan) (collectively, the "Employee Benefit Plans");

            (ii) all agreements entered into by the Borrower or any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock (collectively, the "Shareholders' Agreements");

            (iii) all agreements with members of, or with respect to, the management of the Borrower or any of its Subsidiaries (collectively, the "Management Agreements");

            (iv) all collective bargaining agreements applying or relating to any employee of the Borrower or any of its Subsidiaries (collectively, the "Collective Bargaining Agreements");

            (v) all agreements evidencing or relating to Indebtedness of the Borrower or any of its Subsidiaries which is to remain outstanding after giving effect to the incurrence of Loans on the Initial Borrowing Date (collectively, the "Debt Agreements");

            (vi) all tax sharing, tax allocation and other similar agreements entered into by the Borrower or any of its Subsidiaries (collectively, the "Tax Sharing Agreements"); and

            (vii) the Visionworks Lease;

all of which Employee Benefit Plans, Shareholders' Agreements, Management Agreements, Collective Bargaining Agreements, Debt Agreements, Tax Sharing Agreements and the Visionworks Lease shall be in form and substance reasonably satisfactory to the Agents and the Required Lenders and shall be in full force and effect on the Initial Borrowing Date.

            5.06 CONSUMMATION OF RECAPITALIZATION TRANSACTION. (a) On or prior to the Initial Borrowing Date, there shall have been delivered to the Agents and the Lenders true and correct copies of the Recapitalization Documents, and with all such Recapitalization Documents to be in form and substance satisfactory to the Agents and the Required Lenders. All Recapitalization Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. All conditions precedent to the consummation of the Recapitalization Transaction as set forth in the Recapitalization Documents shall have been satisfied in all material respects, and not waived except with the consent (which will not be unreasonably withheld) of each Agent and the Required Lenders, to the satisfaction of each Agent and the Required Lenders. The Recapitalization Transaction shall have been, or shall substantially contemporaneously (and in any event on the Initial Borrowing Date) be, consummated in accordance with the Recapitalization Documents and all applicable law (excluding immaterial violations of law which could not reasonably be expected to have, in the aggregate for all such violations, a material adverse effect on the consummation of the Recapitalization Transaction or a Material Adverse Effect).

            (b) On or prior to the Initial Borrowing Date, the Borrower shall have received as equity contributions (x) approximately $77.0 million (consisting of at least $65.0 million of cash contributed by THL and the THL Affiliates and the remainder constituting a continuing equity investment by certain shareholders of the Borrower which were shareholders prior to the Initial Borrowing Date and an investment by certain members of management (collectively, the "Additional Investors")), in return for which the Borrower shall have issued 618,950 shares of Borrower Common Stock, as such number may be adjusted for fractional shares (the "Common Equity Contribution") and (y) approximately $30.0 million (consisting of at least $25.0 million of cash from THL and its Affiliates and the remainder in constituting a continuing equity investment by certain of the Additional Investors) in return for which the Borrower shall have issued 300,000 shares of Borrower Preferred Stock, as such number may be adjusted for fractional shares (the "Preferred Equity Contribution," and together with the Common Equity Contribution, the "Equity Contribution"). After giving effect to the consummation of the Recapitalization Transaction, THL and the THL Affiliates shall own, collectively, in excess of 90% of each of the voting and economic interest in the Borrower. On or prior to the Initial Borrowing Date there shall have been delivered to the Agent and the Lenders true and correct copies of the Equity Contribution Documents which documents shall be in form and substance satisfactory to the Agents and the Required Lenders. All conditions precedent to the consummation of the Equity Contribution (and each component thereof) as set forth in the Equity Contribution Documents shall have been satisfied and not waived except with the consent (which will not be unreasonably withheld) of each Agent and the Required Lenders. The Equity Contribution shall have been consummated in accordance with the Equity Contribution Documents and all applicable laws (excluding immaterial violations of law which have not had, and could not reasonably be expected to have, in the aggregate for all such violations, a material adverse effect on the consummation of the Equity Contribution or a Material Adverse Effect).

            (c) On or prior to the Initial Borrowing Date, the Borrower shall have used all the cash proceeds of the Equity Contribution to make payments owing in connection with the Recapitalization Transaction before (or concurrently with) utilizing any proceeds of Loans pursuant to this Agreement for such purpose.

            5.07 SENIOR SUBORDINATED NOTES. (a) On or prior to the Initial Borrowing Date, the Borrower shall have received aggregate gross cash proceeds of $150,000,000 from the issuance of Senior Subordinated Notes. All terms and conditions of the Senior Subordinated Notes and the documentation with respect thereto (including, without limitation, the maturity thereof, the required repayments with respect thereto, the covenants, events of default and subordination provisions with respect thereto, and the interest rate payable with respect thereto) shall be in form and substance reasonably satisfactory to each Agent and the Required Lenders. On or prior to the Initial Borrowing Date, each Lender shall have received copies of all Senior Subordinated Note Documents entered into, or proposed to be entered into, in respect of all of the foregoing, certified on behalf of the Borrower as true and complete by the President or any Vice President of the Borrower.

            (b) On or prior to the Initial Borrowing Date, the Borrower shall have used all cash proceeds (net of any underwriting commissions, fees or other expenses) described in preceding clause (a) to make payments owing in connection with the Recapitalization Transaction before (or concurrently with) utilizing any proceeds of Loans pursuant to this Agreement for such purpose. The cash proceeds received on or prior to the Initial Borrowing Date from the Senior Subordinated Notes, when added to the cash proceeds of the Equity Contribution plus the aggregate principal amount of Term Loans and Revolving Loans permitted to be incurred on the Initial Borrowing Date, shall be sufficient to effect the Recapitalization Transaction and to pay all fees and expenses in connection therewith.

            5.08 EXISTING NOTE DEFEASANCE. On or prior to the Initial Borrowing Date, the Borrower shall have (i) effected a defeasance of the Existing Notes Indenture in accordance with the terms thereof including, without limitation, by depositing with the trustee under the Existing Notes Indenture such amounts as are required thereunder to effect the same, which defeasance shall result in the elimination of the operating covenants contained in the Existing Notes Indenture and (ii) shall have delivered irrevocable notice to the Existing Notes Trustee that the Borrower shall redeem (the "Existing Notes Redemption") the entire principal amount of Existing Notes on October 1, 1998 at the price provided therefor in the Existing Notes Indenture as in effect on the Effective Date and as permitted by the terms thereof (the "Existing Notes Defeasance"). All terms and conditions of the Existing Notes Defeasance shall be reasonably satisfactory to the Agents and, on or prior to the Initial Borrowing Date, there shall have been delivered to the Agents and the Lenders true and correct copies of the Defeasance Documents, which documents shall be in form and substance satisfactory to the Agents and the Required Lenders and which documents, in the case of any legal opinions, shall be addressed also to each Agent and each Lender. All material conditions precedent to the consummation of the Existing Notes Defeasance (and each component thereof) as set forth in the Defeasance Documents and the Existing Notes Indenture shall have been satisfied and not waived except with the consent (which will not be unreasonably withheld) of each Agent and the Required Lenders. The Existing Notes Defeasance shall have been consummated in accordance with the Defeasance Documents, the Existing Notes Indenture and all applicable laws (excluding immaterial violations of law which have not had, and could not reasonably be expected to have, in the aggregate for all such violations, a material adverse effect on the consummation of the Existing Note Defeasance or a Material Adverse Effect).

            5.09 REFINANCING. (a) On or prior to the Initial Borrowing Date, the total commitments in respect of the Existing Credit Agreement shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder and foreign currency contracts contemplated thereunder shall have been terminated and all other amounts (including premiums) owing pursuant to the Existing Credit Agreement shall have been repaid in full and all documents in respect of the Existing Credit Agreement and all guarantees with respect thereto shall have been terminated and be of no further force and effect.

            (b) On the Initial Borrowing Date, the creditors in respect of the Existing Credit Agreement shall have terminated and released all security interests and Liens on the assets owned by the Borrower and Subsidiaries. The Administrative Agent shall have received such releases of security interests in and Liens on the assets owned by the Borrower and its Subsidiaries as may have been requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory the Administrative Agent. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Borrower or any of its Subsidiaries in connection with the security interests created with respect to the Existing Credit Agreement and the documentation related thereto, (ii) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Borrower or any of its Subsidiaries on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of the Borrower or any of its Subsidiaries, in each case, to secure the obligations in respect of the Existing Credit Agreement, all of which shall be in form and substance reasonably satisfactory to the Agent, (iv) termination notices and agreements with respect to all lockbox, warehousing, bailee and similar agreements, duly acknowledged by all counterparties thereto, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent, and (v) all collateral owned by the Borrower or any of its Subsidiaries in the possession of any of the creditors in respect of the Existing Credit Agreement or any collateral agent or trustee under any related security document shall have been returned to the Borrower or such Subsidiary.

            5.10 INDEBTEDNESS. Each element of the Transaction shall have been consummated to the reasonable satisfaction of the Agents. After giving effect to the consummation of the

Transaction, the Borrower and its Subsidiaries shall have no outstanding Indebtedness except (i) the Senior Subordinated Notes, (ii) the Loans, (iii) for the period until October 1, 1998, the Existing Notes and (iv) such other indebtedness, if any, as shall be permitted to remain outstanding by the Agents and the Required Lenders and which is listed on Schedule V hereto.

            5.11 SUBSIDIARIES GUARANTY. On the Initial Borrowing Date, each Subsidiary Guarantor shall have duly authorized, executed and delivered a Subsidiaries Guaranty in the form of Exhibit H hereto (as modified, supplemented or amended from time to time, the "Subsidiaries Guaranty").

            5.12 PLEDGE AGREEMENT. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Pledge Agreement in the form of Exhibit I (as modified, supplemented or amended from time to time, the "Pledge Agreement") and shall have delivered to the Collateral Agent, as pledgee, all the Pledged Securities, if any, referred to therein then owned by such Credit Party, (x) endorsed in blank in the case of promissory notes constituting Pledged Securities and (y) together with executed and undated stock powers, in the case of capital stock constituting Pledged Securities.

            5.13 SECURITY AGREEMENT. On the Initial Borrowing Date, each Credit Party shall have duly authorized, executed and delivered a Security Agreement in the form of Exhibit J (as modified, supplemented or amended from time to time, the "Security Agreement") covering all of such Credit Party's present and future Security Agreement Collateral, in each case together with:

            (a) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by the Security Agreement;

            (b) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in clause (a) above, together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing Permitted Liens or in respect of which the Collateral Agent shall have received termination statements (Form UCC-3) or such other termination statements as shall be required by local law) fully executed for filing;

            (c) evidence of execution for post-closing filing and recordation of all other recordings and filings of, or with respect to, the Security Agreement as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests intended to be created by such Security Agreement; and

            (d) evidence that all other actions necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

            5.14 CONSENT LETTER. On the Initial Borrowing Date, the Administrative Agent shall have received a letter from CT Corporation System, presently located at 1633 Broadway, New York, New York 10019, in form and substance satisfactory to the Administrative Agent indicating its consent to its appointment by each Credit Party as its agent to receive service of process as specified in Section 13.08.

            5.15 ADVERSE CHANGE, ETC. (a) On the Initial Borrowing Date, there shall not have occurred or become known to the Agents any events, conditions and/or contingencies that have had, or could reasonably be expected to have, a Material Adverse Effect on the Borrower or on the Borrower and its Subsidiaries taken as a whole since January 3, 1998.

            (b) On or prior to the Initial Borrowing Date, all necessary material governmental (domestic and foreign) and third party approvals and/or consents in connection with the Transaction, the transactions contemplated by the Credit Documents and otherwise referred to herein or therein shall have been obtained and remain in effect (other than those third party approvals with respect to the Recapitalization not so obtained which approvals are not material, individually or in the aggregate), and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes materially adverse conditions upon the consummation of the Transaction or the transactions contemplated by this Agreement. Additionally, there shall not exist any judgment, order, injunction or other restraint prohibiting or imposing materially adverse conditions upon the Transaction or the transactions contemplated by this Agreement.

            5.16 LITIGATION. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to the Transaction or this Agreement or any documentation executed in connection therewith, or which has had, or could reasonably be expected to have, a materially adverse effect on the Transaction or a Material Adverse Effect (after giving effect to the Transaction).

            5.17 SOLVENCY OPINION; ENVIRONMENTAL ANALYSES; INSURANCE. On or before the Initial Borrowing Date, the Borrower shall cause to be delivered to the Administrative Agent (i) a solvency opinion from Valuation Research Corporation, which shall be addressed to each Agent and each of the Lenders and dated the Initial Borrowing Date, setting forth the conclusion that, after giving effect to the Transaction and the incurrence of all the financings contemplated herein, the Borrower (on a stand alone basis) and the Borrower and its Subsidiaries taken as a whole (on a consolidated basis), are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, and will not be left with unreasonably small capital with which to engage in their businesses and will not have incurred debts beyond their ability to pay debts as they mature and (ii) certificates of insurance complying with the requirements of Section 8.03 for the business and properties of the Borrower and its Subsidiaries, in scope, form and substance reasonably satisfactory to the Agents and the Required Lenders and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be canceled or revised without 30 days prior written notice by the insurer to the Collateral Agent.

            5.18 PRO FORMA BALANCE SHEET; FINANCIAL STATEMENTS; PROJECTIONS. On or prior to the Initial Borrowing Date, the Agents and each Lender shall have received copies of the financial statements (including the PRO FORMA financial statements) and Projections referred to in Sections 7.10(b) and (e).

            SECTION 6. CONDITIONS PRECEDENT TO ALL CREDIT EVENTS. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date but excluding Mandatory Borrowings made thereafter, which shall be made as provided in Section 1.01(e)), and the obligation of an Issuing Lender to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

            6.01 NO DEFAULT; REPRESENTATIONS AND WARRANTIES. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein or in any other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of the making of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            6.02 NOTICE OF BORROWING; LETTER OF CREDIT REQUEST. (a) Prior to the making of each Loan (excluding Swingline Loans), the Administrative Agent shall have received the notice required by Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by
Section 1.03(b)(i).

            (b) Prior to the issuance of each Letter of Credit, the Administrative Agent and the respective Issuing Lender shall have received a Letter of Credit Request meeting the requirements of Section 2.02.

            The acceptance of the proceeds of each Credit Event shall constitute a representation and warranty by the Borrower to each of the Agents and each of the Lenders that all the conditions specified in Section 5 and in this Section 6 and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in
Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Administrative Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts for each of the Lenders and shall be in form and substance reasonably satisfactory to the Agents.

            SECTION 7. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. In order to induce the Lenders to enter into this Agreement and to make the Loans and issue and/or participate in the Letters of Credit provided for herein, the Borrower makes the following representations, warranties and agreements in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement, the making of the Loans and the issuance of the Letters of Credit (with the occurrence of each Credit Event being deemed to constitute a representation and warranty that the matters specified in this
Section 6 are true and correct in all material respects on and as of the date of each such Credit Event, unless stated to relate to a specific earlier date, in which case all representations and warranties specifically relating to an earlier date shall be true and correct in all material respects as of such earlier date):

            7.01 CORPORATE STATUS. Each of the Credit Parties and each of the Borrower's other Material Subsidiaries (i) is a duly organized and validly existing corporation (or, in the case of any of the foregoing that is not a corporation, other form of legal entity) in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or other power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified except for failures to be so qualified which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

            7.02 CORPORATE POWER AND AUTHORITY. Each Credit Party has the corporate or other power and authority to execute, deliver and carry out the terms and provisions of each of the Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance of the each of such Documents. Each Credit Party has duly executed and delivered each Document to which it is a party and each such Document constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            7.03 NO VIOLATION. Neither the execution, delivery or performance by any Credit Party of the Documents to which it is a party nor compliance by any Credit Party with the terms and provisions thereof, nor the consummation of the transactions contemplated herein or therein, (i) will materially contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii)
(A) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the Existing Notes Indenture or (B) will materially conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Security Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement or any other material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be subject, except for such conflicts, inconsistencies, breaches or defaults described in this clause (B) which, either individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect, or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of the Borrower or any of its Subsidiaries.

            7.04 LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, with respect to the Borrower or any of its Subsidiaries (i) that have had, or could reasonably be expected to have, a Material Adverse Effect or (ii) that have had, or could reasonably be expected to have, a material adverse effect on the rights or remedies of any Agent or the Lenders or on the ability of any Credit Party to perform its respective obligations to the Agents or the Lenders hereunder and under the other Credit Documents to which it is, or will be, a party. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the occurrence of any Credit Event.

            7.05 USE OF PROCEEDS: MARGIN REGULATIONS. (a) The proceeds of all Term Loans and Revolving Loans incurred on the Initial Borrowing Date shall be utilized directly or indirectly (i) to finance a portion of the cash consideration to be paid in connection with the Recapitalization Transaction, and (ii) to pay the fees and expenses incurred in connection therewith.

            (b) The proceeds of all Revolving Loans and Swingline Loans incurred after the Initial Borrowing Date shall be utilized for working capital purposes and other general corporate purposes of the Borrower and its Subsidiaries; PROVIDED that (x) the proceeds of all Revolving Loans and/or Swingline Loans incurred on the Visionworks Lease Expiry Date shall be utilized first to pay all amounts owing in connection with the expiration of the Visionworks Lease, (y) no more than $4,000,000 in aggregate principal amount of Revolving Loans and no Swingline Loans may be incurred on the Initial Borrowing Date and (z) no Revolving Loans or Swingline Loans may be incurred to finance Permitted Acquisitions.

            (c) The proceeds of all Acquisition Loans incurred on any date after the Initial Borrowing Date shall be utilized directly or indirectly (i) to finance the cash consideration to be paid in connection with one or more Permitted Acquisitions consummated on such date and (ii) to pay the fees and expenses incurred in connection therewith.

            (d) Neither the making of any Loan, nor the use of the proceeds thereof nor the occurrence of any other Credit Event, will violate or be inconsistent with the provisions of Regulation G, T, U or X of the Board of Governors of the Federal Reserve System and no part of the proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit for the purpose of purchasing or carrying any Margin Stock.

            7.06 GOVERNMENTAL APPROVALS. All orders, consents, approvals, licenses, authorizations, and validations of, and filings, recordings or registrations with, or exemptions by, any foreign or domestic governmental or public body or authority, or any subdivision thereof, which may be required to authorize, or is required in connection with, (i) the execution, delivery and performance by the Borrower or any Subsidiary of any Document or (ii) the legality, validity, binding effect or enforceability of any Document, have been obtained or made.

            7.07 INVESTMENT COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

            7.08 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Borrower nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            7.09 TRUE AND COMPLETE DISCLOSURE. All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of ECCA, the Borrower or any of its Subsidiaries in writing to any Agent or any Lender (including, without limitation, all information so furnished which is contained in the Documents, the Offering Circular or in the Confidential Information Memorandum dated April, 1998 for purposes of or in connection with this Agreement, the other Credit Documents or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any such Persons in writing to any Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided; PROVIDED that, with respect to projected financial information, the Borrower makes only the representation set forth in Section 7.10(e) below.

            7.10 FINANCIAL CONDITION, FINANCIAL STATEMENTs (a) On and as of the Initial Borrowing Date, on a PRO FORMA basis after giving effect to the Transaction and all other transactions contemplated by the Documents and to all Indebtedness (including the Loans) incurred or assumed, and to be incurred or assumed, and Liens created, and to be created, by each Credit Party in connection therewith, with respect to the Borrower and its Subsidiaries (on a consolidated basis) and the Borrower (on a stand alone basis) (x) the sum of the assets, at a fair valuation, of each of the Borrower and its Subsidiaries (on a consolidated basis) and of the Borrower (on a stand alone basis) will exceed its or their debts, (y) it has not incurred, nor intended to, nor believes that it will, incur, debts beyond its ability to pay such debts as such debts mature and
(z) it will have sufficient capital with which to conduct its business. For purposes of this Section 7.10, "debt" means any liability on a claim, and "claim" means (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

            (b) (i) The PRO FORMA (both immediately before and after giving effect to the Transaction, the related financing thereof (including the Loans and the Senior Subordinated Notes) and the other transactions contemplated hereby and thereby) consolidated balance sheets of the Borrower and its Subsidiaries taken as a whole as at the Initial Borrowing Date prepared on a basis consistent with the Projections and copies of which have heretofore been delivered to each Lender pursuant to Section 5.18 and (ii) the consolidated balance sheets of the Borrower and its Subsidiaries at January 3, 1998 and the related consolidated statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for the fiscal year ended as of said date (which financial statements have been audited by Ernst & Young LLP), copies of which have heretofore been furnished to each Lender prior to the Effective Date pursuant to Section 5.18, in each such case set forth in (i) and (ii) above are true and correct in all material respects and present fairly in all material respects the combined financial position of the Borrower and its Subsidiaries at the date of said statements and the results for the period covered thereby (or, in the case of the PRO FORMA balance sheets, present a good faith estimate of the PRO FORMA consolidated financial condition of the Borrower and its Subsidiaries both immediately before and immediately after giving effect to the Transaction, and the related financing thereof at the date thereof). All such financial statements described in clause (ii) above have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements.

            (c) Since January 3, 1998, nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

            (d) Except as fully reflected in the financial statements described in Section 7.10(b) and the Indebtedness incurred under this Agreement, there were as of the Initial Borrowing Date (and after giving effect to any Loans made on such date), no liabilities or obligations with respect to the Borrower or any of its Subsidiaries (whether absolute, accrued, contingent or otherwise and whether or not due), and neither the Borrower nor any of its Subsidiaries know of any basis for the assertion against the Borrower or any of its Subsidiaries of any such liability or obligation, which, either individually or in the aggregate, have had, or are or could be reasonably expected to have, a Material Adverse Effect.

            (e) The financial projections set forth in the Confidential Information Memorandum dated April, 1998 (the "Projections"), which include the projected results of the Borrower and its Subsidiaries for the five years ended after the Initial Borrowing Date, have been prepared on a basis consistent with the financial statements referred to in Section 7.01(a) and are based on good faith estimates and assumptions made by the management of the Borrower and believed reasonable and attainable at the time of execution of this Agreement, and on the Initial Borrowing Date such management believed that the Projections were reasonable and attainable and there are no statements or conclusions in any of the Projections which are based upon or include information known to the Borrower or any of its Subsidiaries to be misleading or which fail to take into account material information including the matters reported therein, it being recognized by the Agents and the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections probably will differ from the projected results and that such differences may be material.

            7.11 SECURITY INTERESTS. On and after the Initial Borrowing Date, each of the Security Documents creates (or after the execution and delivery thereof will create), as security for the

Obligations and the other obligations purportedly secured thereby, a legal, valid and enforceable (and, after effecting the filing referred to in the next succeeding sentence, perfected) security interest in and Lien on all of the Collateral subject thereto, superior to and prior to the rights of all third Persons, and subject to no other Liens (except that the Security Agreement Collateral, the Mortgaged Properties and the Collateral covered by the Additional Security Documents may be subject to Permitted Liens relating thereto), in favor of the Collateral Agent. No filings or recordings are required in order to perfect the security interests created under any Security Document except for filings or recordings required in connection with any such Security Document which will be prepared for filing and delivered to the Collateral Agent and which shall have been made on or prior to the Initial Borrowing Date as contemplated by Section 5.13 or on or prior to the execution and delivery thereof as contemplated by Sections 8.11 and 8.12. Each of the Credit Parties party to a Security Document has good and valid title to all Collateral described therein, free and clear of all Liens except those described in this Section 9.03.

            7.12 REPRESENTATIONS AND WARRANTIES IN OTHER DOCUMENTS. All representations and warranties set forth in the other Documents were true and correct in all material respects as of the time such representations and warranties were made and shall be true and correct in all material respects as of the Initial Borrowing Date as if such representations and warranties were made on and as of such date, unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

            7.13 TRANSACTION. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentality's required to make or consummate the Transaction have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained) except where the failure to obtain, give, file, or take has not had, and could not reasonably be expected to have, a Material Adverse Effect. All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by any Credit Party of their obligations under the Documents and all applicable laws. All actions taken by the Borrower and its Subsidiaries pursuant to or in furtherance of the Transaction have been taken, and the Transaction has been consummated, in accordance with the respective Documents and all applicable laws.

            7.14 COMPLIANCE WITH ERISA. (a) Except for any noncompliance, liabilities, obligations and other matters or events that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect: each Plan is in substantial compliance with its terms and with all applicable laws including, without limitation, ERISA and the Code; no Reportable Event has occurred with respect to a Plan during the five year period prior to the date on which this representation is made or deemed made with respect to any Plan; no Multiemployer Plan is insolvent or in reorganization; no Plan has an Unfunded Current Liability; no Plan has an accumu-lated or waived funding deficiency, or has applied for a waiver of the minimum funding standard or an extension of any amortization period within the meaning of Section 412 of the Code during the five year period prior to the date on which this representation is made or deemed made with respect to any Plan; all contributions required to be made by the Borrower, any Subsidiary of the Borrower, or any ERISA Affiliate with respect to each Plan, Multiemployer Plan and Foreign Pension Plan have been timely made; neither the Borrower nor any of its Subsidiaries nor any ERISA Affiliate has incurred any material liability to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971, 4975
or 4980 of the Code or reasonably expects to incur any material liability (including any indirect, contingent or secondary liability) under any of the foregoing Sections with respect to any Plan (other than liabilities of any ERISA Affiliate which could not, by operation of law or otherwise, become a liability of the Borrower or any of its Subsidiaries); no proceedings have been instituted to terminate by the PBGC, or to appoint a trustee to administer, any Plan; no condition exists which presents a material risk to the Borrower or any of its Subsidiaries or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code; using actuarial assumptions and computation methods consistent with subpart I of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrower and its Subsidiaries and its ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, could not reasonably be expected to result in a Material Adverse Effect; no lien has been imposed under the Code or ERISA on the assets of the Borrower or any of its Subsidiaries or any ERISA Affiliate or is likely to be imposed on account of any Plan; and the Borrower and its Subsidiaries do not maintain or contribute to any Retiree Welfare Plan.

            (b) Except for any noncompliance, liabilities or other matters or events that, individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect: any Foreign Pension Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable laws, statutes rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities; the Borrower and all of its Subsidiaries have performed all obligations to be performed in connection with any Foreign Pension Plan and any funding agreements therefor in a timely fashion; neither the Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan; and the present value of the accrued benefit liabilities (whether or not vested) under any Foreign Pension Plan which is funded, determined on the basis of the most recently completed actuarial valuation using actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan, and for any Foreign Pension Plan which is not funded, the obligations of such Foreign Pension Plan are properly accrued.

            7.15 CAPITALIZATION. On the Initial Borrowing Date and after giving effect to the Transaction and the other transactions contemplated hereby, the authorized and issued capital stock of the Borrower shall be as set forth on
Schedule VIII. All outstanding shares of capital stock of the

Borrower have been duly and validly issued, are fully paid and nonassessable and were not subject to any preemptive rights which were exercisable in connection with the issuance thereof. On the Initial Borrowing Date and after giving effect to the Transaction, the Borrower does not have outstanding any securities convertible into or exchangeable for its capital stock or outstanding any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, its capital stock, except as set forth on Schedule VIII.

            7.16 SUBSIDIARIES. On and after the Initial Borrowing Date and after giving effect to the consummation of the Transaction, ECCA has been merged into the Borrower in accordance with the Recapitalization Documents and the Borrower has no Subsidiaries other than (i) the Subsidiaries listed on Schedule VII as Subsidiaries remaining after the Initial Borrowing Date and (ii) new Subsidiaries created in compliance with Section 9.15. Schedule VII correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, the percentage ownership (direct and indirect) of the Borrower in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof and whether such Subsidiary is a Domestic Subsidiary or Foreign Subsidiary and whether such Subsidiary is a Material Subsidiary.

            7.17 INTELLECTUAL PROPERTY. Each of the Borrower and each of its Subsidiaries owns or holds, free from Liens, a valid license or otherwise has the right to use all the patents, trademarks, service marks, trade names, technology, know-how, copyrights, licenses, franchises and formulas or other rights with respect to the foregoing that are used in the operation of the business of the Borrower and each of its Subsidiaries as presently conducted except where the failure to do so has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            7.18 COMPLIANCE WITH STATUTES, ETC. The Borrower and each of its Subsidiaries is in compliance with all applicable statutes. regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including compliance with all applicable Environmental Laws with respect to any Real Property or governing its business and the requirements of any permits issued under such Environmental Laws with respect to any such Real Property or the operations of the Borrower or any of its Subsidiaries), except such non-compliance as, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            7.19 ENVIRONMENTAL MATTERS. (a) Each of the Borrower and each of its Subsidiaries has complied with, and on the date of each Credit Event is in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of the Borrower, past or threatened Environmental Claims against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries. To the best knowledge of the Borrower, there are no facts, circumstances, conditions or occurrences on any Real Property owned or operated by the Borrower or any of its Subsidiaries or, on any property adjoining or in the vicinity of any such Real Property that could reasonably be expected (i) to form the basis of an Environmental Claim against the

Borrower or any of its Subsidiaries or any such Real Property or (ii) to cause any such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability of such Real Property by the Borrower or any of its Subsidiaries under any applicable Environmental Law.

            (b) Hazardous Materials have not at any time been generated, treated or stored on, or transported to or from, any Real Property owned or operated by the Borrower or any of its Subsidiaries where such generation, use, treatment or storage has violated or given rise to any Environmental Claim under any Environmental Law. Hazardous Materials have not at any time been Released on or from any Real Property owned or operated by the Borrower or any of its Subsidiaries in a manner that have formed or would reasonably be expected to form the basis for an Environmental Claim against the Borrower or any of its Subsidiaries.

            (c) Notwithstanding anything to the contrary in this Section 7.19, the representations made in this Section 7.19 shall only be untrue if the aggregate effect of all conditions, failures, noncompliances, Environmental Claims, Releases and presence of underground storage tanks, in each case of the types described above, has had, or could reasonably be expected to have, a Material Adverse Effect.

            (d) The representations and warranties in Section 7.18 and this
Section 7.19 are the sole and exclusive representations and warranties in this Agreement relating to environmental matters.

            7.20 PROPERTIES. All Real Property owned by the Borrower or any of its Subsidiaries and all Leaseholds leased by the Borrower or any of its Subsidiaries, in each case as of the Initial Borrowing Date and after giving effect to the Transaction, and the nature of the interest therein, are correctly set forth in Schedule III. Each of the Borrower and each of its Subsidiaries has good and marketable title to, or a validly subsisting leasehold interest in, all material properties owned or leased by it, including all Real Property reflected in Schedule III or in the financial statements referred to in Section 7.10(b) (in each case, except as disposed of after the Initial Borrowing Date in accordance with this Agreement), free and clear of all Liens, other than Permitted Liens. The Borrower and its Subsidiaries have good and marketable title to all other property owned by them, including all property reflected in the financial statements referred to in Section 7.10(b) (except as otherwise disposed of since the date of such balance sheet in the ordinary cause of business, or, if disposed of after the Effective Date, as permitted by the terms of this Agreement).

            7.21 LABOR RELATIONS. Neither the Borrower nor any of its Subsidiaries is engaged in any unfair labor practice that has had, or could reasonably be expected to have, a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board or any other applicable Government Authority, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against the

Borrower or any of its Subsidiaries and (iii) to the best knowledge of the Borrower, no union representation proceeding is pending or question exists, in each case, with respect to the employees of the Borrower or any of its Subsidiaries and, to the best knowledge of the Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            7.22 TAX RETURNS AND PAYMENTS. All domestic and foreign Federal, state, provincial and other material returns, statements, forms and reports for taxes (the "Returns") required to be filed by or with respect to the income, properties or operations of the Borrower and/or any of its Subsidiaries have been timely filed (taking into account all extensions of due dates) with the appropriate taxing authority. The Returns accurately reflect all material liabilities for taxes of the Borrower and its Subsidiaries for the periods covered thereby. The Borrower and each of its Subsidiaries have paid all taxes payable by them other than immaterial taxes and other taxes which are not yet due and payable, and other than taxes contested in good faith and for which adequate reserves have been established in accordance with GAAP and disclosed on the financial statements of the Borrower. Except as disclosed in the financial statements referred to in Section 7.10(b), there is no material action, suit, proceeding, investigation, audit, or claim now pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened by any authority regarding any material taxes relating to the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries has entered into an agreement or waiver or been requested to enter into an agreement or waiver extending any statute of limitations relating to the payment or collection of material taxes of the Borrower or any of its Subsidiaries, or is aware of any circumstances that would cause the taxable years or other taxable periods of the Borrower or any of its Subsidiaries not to be subject to the normally applicable statute of limitations. Neither the Borrower nor any of its Subsidiaries has provided, with respect to themselves or property held by them, any consent under Section 341 of the Code. Neither the Borrower nor any of its Subsidiaries has incurred, or will incur, any material tax liability in connection with the Transaction and the other transactions contemplated hereby.

            7.23 EXISTING INDEBTEDNESS. Schedule V sets forth a true and complete list of all Indebtedness of the Borrower and its Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction and the incurrence of Loans on such date excluding (i) the Senior Subordinated Notes and (ii) the Loans and the Letters of Credit (collectively, the "Existing Indebtedness"), in each case showing the aggregate principal amount thereof and the name of the respective borrower and any other entity which directly or indirectly guaranteed such debt.

            7.24 SENIOR SUBORDINATED NOTES. On and after the issuance thereof, the subordination provisions contained in the Senior Subordinated Note Documents and any documents relating to the Additional Subordinated Debt (if any) are enforceable against the Borrower, the respective Subsidiary Guarantors and the holders thereof, and all Obligations and Guaranteed Obligations (as defined herein and in the Guaranty) and all obligations of the Borrower in respect of the Poth Loan are within the definition of "Senior Indebtedness," "Guarantor Senior Indebtedness" and any similar term, as the case may be, included in such subordination provisions.

            SECTION 8. AFFIRMATIVE COVENANTS. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit (other than any Letter of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letter of Credit, which have either been (a) cash collateralized in a manner reasonably satisfactory to the respective Issuing Lender or (b) backstopped by a letter of credit or other security acceptable to the respective Issuing Lender) or Notes are outstanding and the Loans and Unpaid Drawings, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.01 which are not then due and payable) incurred hereunder, are paid in full:

            8.01 INFORMATION COVENANTS. The Borrower will furnish to the Administrative Agent (with copies sufficient for each Lender):

            (a) MONTHLY REPORTS. Within 30 days after the end of each fiscal month of the Borrower a statement of the Borrower setting forth the gross and net sales figures, Consolidated EBITDA and store count for the Borrower and its Subsidiaries for the preceding monthly period.

            (b) QUARTERLY FINANCIAL STATEMENTS. Within the earlier of (A) 50 days after the close of each quarterly accounting period in each fiscal year of the Borrower or (B) one Business Day following the filing of such quarterly financial statements with the SEC, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarterly accounting period and the related consolidated statements of income and retained earnings and of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case, setting forth comparative figures for the related periods in the prior fiscal year and, after delivery of the first budget pursuant to Section 8.01(d), the budgeted figures for such quarterly periods as set forth in the respective budget delivered pursuant to Section 8.01(d); all of which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer of the Borrower that they fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in their cash flows for the periods indicated, subject to normal year-end audit adjustments and the absence of footnotes.

            (c) ANNUAL FINANCIAL STATEMENTS. Within the earlier of (A) 100 days after the close of each fiscal year of the Borrower or (B) one Business Day following the filing of such annual financial statements with the SEC, the consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year and setting forth comparative consolidated figures for the preceding fiscal year and certified by Ernst & Young LLP or such other independent certified public accountants of recognized national standing as shall be reasonably acceptable to the Administrative Agent, in each case to the effect that such statements fairly present the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of their operations and changes in cash flows, together with a certificate of such accounting firm stating that in the course of its regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted in accordance with generally accepted auditing standards, no Default or Event of Default which has occurred and is continuing has come to their attention, or if such a Default or an Event of Default has come to their attention a statement as to the nature thereof.

            (d) BUDGETS. No later than 60 days following the commencement of the first day of each fiscal year of the Borrower, a budget in form satisfactory to the Agents (including budgeted statements of income (including sources and uses of cash and balance sheets)) prepared by the Borrower for (x) each of the four fiscal quarters of such fiscal year prepared in detail and (y) the next year following such fiscal year prepared in summary form, in each case, of the Borrower and its Subsidiaries, accompanied by the statement of the chief financial officer of the Borrower to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

            (e) OFFICER'S CERTIFICATES. At the time of the delivery of the financial statements provided for in Sections 8.01(a), (b) and (c), a certificate of the chief financial officer or other Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall, in the case of any such financial statements delivered in respect of a period ending on the last day of a fiscal quarter or year of the Borrower set forth the calculations required to establish whether the Borrower and its Subsidiaries were in compliance with the provisions of Sections 9.09 through and including 9.12, as at the end of such fiscal quarter or year, as the case may be (including a schedule setting forth the calculations with respect to compliance with such sections, which shall be in reasonable detail and certified by the chief financial officer or other Authorized Officer). In addition, at the time of the delivery of the financial statements provided for in Section 8.01(c), a certificate of the chief financial officer or other Authorized Officer of the Borrower setting forth (i) the amount of, and calculations required to establish the amount of, Excess Cash Flow for the Excess Cash Flow Period ending on the last day of the respective fiscal year and the Equity Proceeds Amount, if any at such time and (ii) the calculations required to establish whether the Borrower was in compliance with Section 4.02(f) and (h) for the respective fiscal year.

            (f) NOTICE OF DEFAULT OR LITIGATION. Promptly, and in any event within three Business Days (or 10 Business Days in the case of clause (y) below) after any officer of the Borrower obtains knowledge thereof, notice of (x) the occurrence of any event which constitutes a Default or an Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (y) the commencement of, or threat of, or any significant development in, any litigation or governmental proceeding pending against the Borrower or any of its Subsidiaries (i) in which the amount involved is $3,000,000 or more or
      (ii) where there is a reasonable possibility of an adverse determination and which could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the ability of any Credit Party to perform its respective obligations hereunder or under any other Credit Document.

            (g) AUDITORS' REPORTS. Promptly upon receipt thereof, a copy of each final report or "management letter," if any, submitted to the Borrower or any of its Subsidiaries by its independent accountants in connection with any annual, interim or special audit made by them of the books of the Borrower of any of its Subsidiaries.

            (h) ENVIRONMENTAL MATTERS. Promptly after obtaining knowledge of any of the following, written notice of one or more of the following environmental matters, unless such environmental matters could not individually or when aggregated result in a Material Adverse Effect:

                  (i) any pending or threatened material Environmental Claim against the Borrower or any of its Subsidiaries or any Real Property owned or operated by the Borrower or any of its Subsidiaries;

                  (ii) any condition or occurrence on or arising from any Real
            Property owned or operated by the Borrower or any of its Subsidiaries that (x) results in noncompliance by the Borrower or any of its Subsidiaries with any applicable Environmental Law or (y) could reasonably be anticipated to form the basis of an Environmental Claim against the Borrower or any of its Subsidiaries or any such Real Property;

                  (iii) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries that could reasonably be anticipated to result in any liability under Environmental Law;

                  (iv) any condition or occurrence on any Real Property owned or operated by the Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real Property to be subject to any restrictions on the ownership, occupancy, use or transferability by the Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

                  (v) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Material on any Real Property owned or operated by the Borrower or any of its Subsidiaries as required by any Environmental Law or any governmental or other administrative agency; PROVIDED that in any event the Borrower shall deliver to each Lender all notices of, or relating to, a material matter or event received by it or any of their respective Subsidiaries from any government or governmental agency under, or pursuant to, CERCLA.

            All such notices shall describe in reasonable detail the nature of the claim, investi gation, condition, occurrence or removal or remedial action and the Borrower's or such Subsidiary's response thereto. In addition, the Borrower agrees to provide the Lenders with copies of all material written communications by the Borrower or any of its Subsidiaries with any Person (other than its counsel) or Governmental Authority relating to any of the matters set forth in clauses (i)-(v) above, and such detailed reports relating to any of the matters set forth in clauses
      (i)-(v) above as may reasonably be requested by the Administrative Agent or the Required Lenders.

            (i) OTHER INFORMATION. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Borrower or any of its Subsidiaries and copies of all financial statements, proxy statements, notices and reports as the Borrower or any of its Subsidiaries shall send generally to analysts, the holders of their capital stock or of the Senior Subordinated Notes or Additional Subordinated Debt (if any) in their capacity as such holders (in each case to the extent not theretofore delivered to the Lenders pursuant to this Agreement) and, with reasonable promptness, such other information or documents (financial or otherwise) as any Agent on its own behalf or on behalf of the Required Lenders may reasonably request from time to time.

         8.02 BOOKS, RECORDS AND INSPECTIONS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit, upon two Business Days' prior notice to the chief financial officer or other Authorized Officer of the Borrower (except when a Default or Event of Default has occurred and is continuing, in which case, no notice shall be required), officers and designated representatives of any Agent or any Lender (after notice to, and coordination with, the Administra tive Agent) (at the expense of the applicable Agent or Lender, except when a Default or Event of Default has occurred and is continuing, in which case the Borrower shall pay such expenses), to visit and inspect any of the properties or assets of the Borrower and any of its Subsidiaries in whomsoever's possession, and to examine the books of account of the Borrower and any of its Subsidiaries and discuss the affairs, finances and accounts of the Borrower and of any of its Subsidiaries with, and be advised as to the same by, their officers and independent accountants, all at such reasonable times and to such reasonable extent as any Agent or any Lender may desire, PROVIDED that all such visits and inspections by any Lender in its capacity as such shall be limited to ONE such inspection and visit per Lender in each year (except when a Default or Event of Default has occurred and is continuing, in which case there shall be no limitations on such inspections and visits).

            8.03 INSURANCE. (a) Schedule VI sets forth a true and complete listing of all insurance maintained by the Borrower and its Subsidiaries as of the Effective Date. The Borrower will, and will cause each of its Subsidiaries to, at all times from and after the Effective Date maintain in full force and effect insurance with reputable and solvent insurance carriers in such amounts, covering such risks and liabilities and with such deductibles or self-insured retentions as are in accordance with normal industry practice, and shall furnish to the Administrative Agent upon written request full information as to the insurance so carried.

            (b) The Borrower will, and will cause their respective Subsidiaries to, at all times keep their respective property insured in favor of the Collateral Agent, and all policies (including Mortgage Policies) or certificates (or certified copies thereof) with respect to such insurance (and any other insurance maintained by the Borrower or any of its Subsidiaries) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee or as an additional insured), (ii) shall state that such insurance policies shall not be canceled without 30 days' prior written notice thereof by the respective insurer to the Collateral Agent, (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors, (iv) shall contain the standard non-contributing mortgagee clause endorsement in favor of the Collateral Agent with respect to hazard liability insurance, and (v) shall, except in the case of public liability insurance, provide that any losses shall be payable notwithstanding (A) any act or neglect of the Borrower or any of its Subsidiaries, (B) the occupation or use of the properties for purposes more hazardous than those permitted by the terms of the respective policy if such coverage is obtainable at commercially reasonable rates and is of the kind from time to time customarily insured against by Persons owning or using similar property and in such amounts as are customary, (C) any foreclosure or other proceeding relating to the insured properties or (D) any change in the title to or ownership or possession of the insured properties.

            (c) If the Borrower or any of its Subsidiaries shall fail to maintain all insurance in accordance with this Section 8.03, or if the Borrower or any of its Subsidiaries shall fail to so endorse and deposit all policies or certificates with respect thereto, the Administrative Agent and/or the Collateral Agent shall have the right (but shall be under no obligation), upon thirty days' advance notice to the Borrower or any of its Subsidiaries, as the case may be, to procure such insurance and the Borrower agrees to reimburse the Administrative Agent or the Collateral Agent as the case may be, for all costs and expenses of procuring such insurance.

            8.04 PAYMENT OF TAXES. The Borrower and each of its Subsidiaries will file all income tax returns and other material tax returns required to be filed by it, and pay and discharge all tax liabilities reflected thereon, and will cause each of its Subsidiaries to pay and discharge, all other taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful claims for sums that have become due and payable which, if unpaid, might become a Lien not otherwise permitted under Section 9.03(i) or charge upon any properties of the Borrower or any of its Subsidiaries; provided that neither the Borrower nor any of its Subsidiaries shall be required to pay any such tax, assessment, charge, levy or claim (i) which is being contested in good faith and by proper proceedings if it has maintained adequate reserves with respect thereto in accordance with GAAP, or (ii) where the failure to pay such tax, assessment, charge, levy or claim has not had, and could not reasonably be expected to have, a Material Adverse Effect.

            8.05 CORPORATE FRANCHISES. The Borrower will do, and will cause each of its Subsidiaries to do, or cause to be done, all things necessary to preserve and keep in full force and effect (a) its existence and (b) except where the failure to do so, individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party or on its rights, franchises and authority to do business; PROVIDED, HOWEVER, that any transaction permitted by
Section 9.02 will not constitute a breach of this Section 8.05.

            8.06 COMPLIANCE WITH STATUTES, ETC. The Borrower will, and will cause each of its Subsidiaries to, comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls) except for such noncompliances as, individually or in the aggregate, have not had, and could not be reasonably expected to have, a Material Adverse Effect or a material adverse effect on the ability of any Credit Party to perform its obligations under any Credit Document to which it is a party.

            8.07 COMPLIANCE WITH ENVIRONMENTAL LAWS. (a) The Borrower will pay, and will cause each of its Subsidiaries to pay, all costs and expenses incurred by it in keeping in compliance with all Environmental Laws, and will keep or cause to be kept all Real Properties owned or operated by the Borrower or any of its Subsidiaries free and clear of any Liens imposed pursuant to such Environmental Laws; and (b) neither the Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of, Hazardous Materials on any Real Property owned or operated by the Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, unless the failure to comply with the requirements specified in clause (a) or (b) above, either individually or in the aggregate, has not had, and could not reasonably be expected to have, a Material Adverse Effect. If the Borrower or any of its Subsidiaries, or any tenant or occupant of any Real Property owned or operated by the Borrower or any of its Subsidiaries, cause or permit any intentional or unintentional act or omission resulting in the presence or Release of any Hazardous Material (except in compliance with applicable Environmental Laws), the Borrower agrees to undertake, and/or to cause any of its Subsidiaries, tenants or occupants to undertake, without any expense to the Lenders, any clean up, removal, remedial or other action required pursuant to Environmental Laws to remove and clean up any Hazardous Materials from any Real Property except where the failure to do so has not had, and could not reasonably be expected to have, a Material Adverse Effect, PROVIDED that neither the Borrower nor any of its Subsidiaries shall be required to comply with any order or directive with respect to such removal or clean up which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP.

            (b) At the written request of the Administrative Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the Borrower will provide, at the Borrower's sole cost and expense, an environmental site assessment report concerning any Real Property now or hereafter owned or operated by the Borrower or any of its Subsidiaries, prepared by an environmental consulting firm approved by the Administrative Agent, indicating the presence or absence of Hazardous Materials and the potential cost of any removal or remedial action in connection with any Hazardous Materials on such Real Property; PROVIDED that such request may be made only if (i) there has occurred and is continuing a Default or Event of Default, (ii) the Administrative Agent or the Required Lenders reasonably believe that the Borrower or any such Real Property is not in material compliance with Environmental Law, or (iii) circumstances exist that reasonably could be expected to form the basis of a material Environmental Claim against the Borrower or any such Real Property. If the Borrower fails to provide the same within 90 days after such request was made, the Administrative Agent may order the same, and the Borrower shall grant and hereby grants to the Administrative Agent and the Lenders and their agents reasonable access to such Real Property and specifically grants the Administrative Agent and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment, all at the Borrower's expense.

            8.08 ERISA. As soon as possible and, in any event, within 10 days after the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following events to the extent that one or more of such events is reasonably likely to result in a liability to any one or more of the Borrower and its Subsidiaries in an aggregate amount in excess of $3,000,000, the Borrower will deliver to each of the Lenders a certificate of the chief financial officer of the Borrower setting forth details as to such occurrence and the action, if any, which the Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with a copy of any notices required or proposed to be given to or filed with or by the Borrower, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred; that a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63,
 .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or Section
303 or 304 of ERISA with respect to a Plan; that a contribution required to be made by the Borrower, a Subsidiary of the Borrower or any ERISA Affiliate to a Plan, Multiemployer Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability giving rise to a lien under ERISA or the Code; that proceedings may be or have been instituted by the PBGC to terminate or appoint a trustee to administer a Plan; that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Multiemployer Plan; that the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate will or could reasonably be expected to incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, or 4975 of the Code or Section 409, 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section
4980B(g)(2) of the Code) under Section 4980B of the Code; or that the Borrower or any Subsidiary of the Borrower has or may incur any material liability under any Retiree Welfare Plan or Foreign Pension Plan. At the request of any Lender, the Borrower will deliver to such Lender a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of annual reports and any notices received by the Borrower or any Subsidiary of the Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than 10 days after the date such report has been filed with the Internal Revenue Service or received by the Borrower or the Subsidiary or the ERISA Affiliate. The Borrower and each of its applicable Subsidiaries shall ensure that each Foreign Pension Plan administered by it or into which it makes payments obtains or retains (as applicable) registered status under and as required by applicable law and is administered in a timely manner in all respects in compliance with all applicable laws except where the failure to do any of the foregoing has not had, and could not be reasonably expected to result in, a Material Adverse Effect.

            8.09 GOOD REPAIR. The Borrower will, and will cause each of its Subsidiaries to, ensure that its material properties and equipment used in its business are kept in good repair, working order and condition, normal wear and tear and damage by casualty excepted, and, subject to Section 9.09, that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner consistent with prior practice.

            8.10 END OF FISCAL YEARS; FISCAL QUARTERS. The Borrower will, for financial reporting purposes, cause (i) each of its, and each of its Subsidiaries', fiscal years to end on the Saturday closest to December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on in a manner consistent therewith.

            8.11 ADDITIONAL SECURITY; FURTHER ASSURANCES. (a) The Borrower will, and will cause each of its Domestic Subsidiaries to, grant, to the extent permitted by applicable law, to the Collateral Agent security interests and mortgages in such assets and properties of the Borrower and its Domestic Subsidiaries as are not covered by the original Security Documents, and as may be requested from time to time by the Administrative Agent or the Required Lenders. All such security interests and mortgages shall be granted pursuant to documentation reasonably satisfactory in form and substance to the Administrative Agent and shall constitute valid and enforceable perfected security interests and mortgages superior to and prior to the rights of all third Persons and subject to no other Liens except for Permitted Liens (i) at the time of perfection thereof or (ii) arising and having priority by operation of law. The Additional Security Documents or instruments related thereto shall be duly recorded or filed in such manner and in such places as are required by law to establish, perfect, preserve and protect the Liens in favor of the Collateral Agent required to be granted pursuant to such Additional Security Documents (it being understood that perfection of

Liens on intellectual property shall not be required outside the United States) and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower.

            (b) The Borrower will, and will cause each of its Domestic Subsidiaries to, at the expense of the Borrower, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, real property surveys, reports and other assurances or instruments and take such further steps relating to the Collateral covered by any of the Security Documents as the Collateral Agent may reasonably require. Furthermore, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, title insurance and other related documents as may be reasonable requested by the Administrative Agent to assure themselves that this Section
8.11 has been complied with.

            (c) If the Administrative Agent or the Required Lenders determine that they are required by law or regulation to have appraisals prepared in respect of the Real Property of the Borrower and its Subsidiaries constituting Collateral, the Borrower shall provide to the Administrative Agent appraisals which satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of the Financial Institution Reform, Recovery and Enforcement Act of 1989 and which shall be in form and substance reasonably satisfactory to the Administrative Agent.

            (d) The Borrower agrees to cause each Domestic Subsidiary established or created in accordance with Section 9.15 to execute and deliver a guaranty of all Obligations and all obligations under Interest Rate Protection or Other Hedging Agreements in substantially the form of the Subsidiaries Guaranty.

            (e) The Borrower agrees to pledge and deliver, or cause to be pledged and delivered, all of the capital stock of each new Subsidiary (excluding that portion of the voting stock of any Foreign Subsidiary which would be in excess of 65% of the total outstanding voting stock of such Foreign Subsidiary) established or created after the Effective Date, to the extent owned by the Borrower or any Domestic Subsidiary, to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement.

            (f) The Borrower will cause each Domestic Subsidiary established or created in accordance with Section 9.15 to grant to the Collateral Agent a first priority (subject to Permitted Liens) Lien on property (tangible and intangible) of such Subsidiary upon terms and with exceptions similar to those set forth in the Security Documents as appropriate, and satisfactory in form and substance to the Borrower, the Administrative Agent and Required Lenders. The Borrower shall cause each such Domestic Subsidiary, at its own expense, to execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record in any appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation and perfection of the foregoing Liens. The Borrower will cause each of such Domestic Subsidiaries to take all actions reasonably requested by the Administrative Agent (including, without limitation, the filing of UCC-1's) in connection with the granting of such security interests.

            (g) The security interests required to be granted pursuant to this
Section 8.11 shall be granted pursuant to security documentation (which shall be substantially similar to the Security Documents already executed and delivered by the Borrower or its Subsidiaries, as applicable) or otherwise satisfactory in form and substance to the Collateral Agent and the Borrower and shall constitute valid and enforceable perfected security interests prior to the rights of all third Persons and subject to no other Liens except such Liens as are permitted by Section 9.03. The Additional Security Documents and other instruments related thereto shall be duly recorded or filed in such manner and in such places and at such times as are required by law to establish, perfect, preserve and protect the Liens, in favor of the Collateral Agent for the benefit of the respective Secured Creditors, required to be granted pursuant to the Additional Security Documents and all taxes, fees and other charges payable in connection therewith shall be paid in full by the Borrower. At the time of the execution and delivery of the Additional Security Documents, the Borrower shall cause to be delivered to the Collateral Agent such opinions of counsel, Mortgage Policies, title surveys, real estate appraisals and other related documents as may be reasonably requested by the Agents or the Required Lenders to assure themselves that this
Section 8.11 has been complied with.

            (h) The Borrower agrees that each action required above by Section 8.11(a) shall be completed within 90 days after such action is requested to be taken by either the Administrative Agent or the Required Lenders, PROVIDED that in no event shall the Borrower be required to take any action, other than using its reasonable commercial efforts, to obtain consents from third parties with respect to its compliance with this Section 8.11. The Borrower further agrees that each action required by Section 8.11(d), (e), (f) and (g) with respect to the creation or acquisition of a new Subsidiary shall be completed contemporaneously with (or, in the case of any documents or instruments to be registered, filed or recorded, within 10 days of) the creation of such new Subsidiary.

          8.12 FOREIGN SUBSIDIARIES SECURITY. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Administrative Agent does not within 60 days after a written request from the Administrative Agent or the Required Lenders deliver evidence, in form and substance satisfactory to the Administrative Agent, the Required Lenders and the Borrower, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge Agreement that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement and (iii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Guaranty, in any such case would cause the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Security Agreement (or another security agreement in substantially similar form, if needed), granting the Secured Creditors a security interest in all of such Foreign Subsidiary's assets and securing the Obligations of the Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement and, in the event the Guaranty shall have been executed by such Foreign Subsidiary, the obligations of such Foreign Subsidiary thereunder, and in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver the Subsidiaries Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrower under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into of such Security Agreement or Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section 8.12 to be in form and substance reasonably satisfactory to the Administrative Agent.

            8.13 PERFORMANCE OF OBLIGATIONS. The Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as , individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect.

            8.14 CONSUMMATION OF TRANSACTION. The Borrower shall take all required action necessary to cause the Transaction to be consummated on the Initial Borrowing Date, and all conditions precedent specified in Sections 5.06, 5.07, 5.08 and 5.09 to be satisfied on such date.

            8.15 EXISTING NOTES REDEMPTION. The Borrower shall take all actions necessary or advisable to effect the Existing Notes Redemption on October 1, 1998.

            SECTION 9. NEGATIVE COVENANTS. The Borrower hereby covenants and agrees that as of the Effective Date and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Letters of Credit (other than Letters of Credit, together with all Fees that have accrued and will accrue thereon through the stated termination date of such Letters of Credit, which have either been (a) cash collateralized in a manner reasonably satisfactory to the applicable Issuing Lender or (b) backstopped by a letter of credit or other security acceptable to the applicable Issuing Lender) or Notes are outstanding and the Loans, together with interest, Fees and all other Obligations (other than any indemnities described in Section 13.01 which are not then due and payable) incurred hereunder, are paid in full:

            9.01 BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the business in which the Borrower and its Subsidiaries are engaged on the Effective Date and other businesses reasonably related thereto.

            9.02 CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets (other than inventory in the ordinary course of business), or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials, equipment and intangible assets in the ordinary course of business) of any Person (or agree to do any of the foregoing at any future time), except that:

           (i) the consummation of the Transaction shall be permitted;

          (ii) Capital Expenditures by the Borrower and its Subsidiaries shall be permitted to the extent not in violation of Section 9.09;

         (iii) each of the Borrower and its Subsidiaries may in the ordinary course of business, sell, lease or otherwise dispose of any assets which, in the reasonable judgment of such Person, are obsolete, worn out or otherwise no longer useful in the conduct of such Person's business;

          (iv) advances, investments and loans may be made to the extent permitted by Section 9.06;

           (v) (i) the Visionworks Lease shall be permitted for the stated term thereof and (ii) each of the Borrower and its Subsidiaries (x) may lease (as lessee) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.04) and (y) may lease or sublease property to third Persons which leases and subleases do not interfere in any material respect with the business of the Borrower or any of its Subsidiaries;

          (vi) the Borrower and its Subsidiaries may sell or discount, in each case without recourse and in the ordinary course of business, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof consistent with customary industry practice (and not as part of any bulk sale);

         (vii) licenses or sublicenses by the Borrower and its Subsidiaries of software, copyrights, trademarks, patents, know-how and other intellectual property in the ordinary course of business and which do not materially interfere with the business of the Borrower or the Borrower and its Subsidiaries taken as a whole shall be permitted;

        (viii) the Borrower or any Domestic Wholly-Owned Subsidiary of the Borrower may transfer or lease assets to or acquire or lease assets from the Borrower or any other Domestic Wholly-Owned Subsidiary or any Subsidiary may be merged or liquidated into the Borrower (as long as the Borrower is the surviving corporation of such merger) or any other Domestic Wholly-Owned Subsidiary of the Borrower so long as, in each such case (x) the security interests granted to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Security Documents in the assets so transferred shall be in full force and effect and shall be perfected and of first priority to the extent provided therein, and (y) any Indebtedness of, or Liens on the assets of, the Subsidiary transferring assets or being dissolved or liquidated shall be otherwise permitted to be incurred by, and to exist on the assets of, such Wholly-Owned Domestic Subsidiary, pursuant to the other provisions of this Agreement;

          (ix) each of the Borrower and its Subsidiaries may sell, lease or otherwise dispose of any equipment and other assets, to the extent not otherwise permitted under any other clause of this Section 9.02, at the fair market value thereof (as determined in good faith by the Borrower), PROVIDED that the Net Sale Proceeds thereof (x) shall consist of at least 75% in cash, (y) to the extent required to do so by Section 4.02, shall be applied by the Borrower to repay Loans and (z) do not exceed $5,000,000 in the aggregate in any fiscal year of the Borrower;

           (x) the Borrower and its Subsidiaries may sell or exchange any item of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 360 days before or after such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged; and

          (xi) so long as no Default or Event of Default then exists or would result there from, the Borrower and its Wholly-Owned Subsidiaries may acquire assets or the capital stock of any Person (any such acquisition permitted by this clause (xi), a "Permitted Acquisition"), PROVIDED that
      (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the business permitted pursuant to Section 9.01, (ii) if such acquisition is structured as a stock acquisition, then either (A) the Person so acquired becomes a Wholly-Owned Subsidiary of the Borrower or (B) such Person is merged with and into a Wholly-Owned Subsidiary of the Borrower (with such Wholly-Owned Subsidiary being the surviving corporation of such merger), and in any case, all of the provisions of Section 9.15 have been complied with in respect of such Person, (iii) any Liens or Indebtedness assumed or issued in connection with such acquisition are otherwise permitted under Section
      9.03 or 9.04, as the case may be, (iv) the only consideration paid in connection with any such Permitted Acquisitions shall consist of (I) borrowings of Acquisition Loans, (II) Net Sale Proceeds permitted to be reinvested in accordance with Section 4.02(f), (III) net cash proceeds from the issuance of common equity of the Borrower to the extent the aggregate amount of same so used in connection with any Permitted Acquisition shall not exceed the Equity Proceeds Amount at such time and
      (IV) an amount equal to 50% of the Excess Cash Flow of the Borrower and its Subsidiaries for the Excess Cash Flow Period then last ended LESS the aggregate amount of any such Excess Cash Flow previously expended in connection with Permitted Acquisitions, (v) as of the date of such Permitted Acquisition and after giving effect thereto (including without limitation, to the incurrence and assumption of all Indebtedness to be incurred or assumed in connection therewith), the ratio of

      Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period then last ended (determined on a PRO FORMA Basis) shall be less than the Maximum Adjusted Leverage Ratio applicable at such time, and (vi) the Borrower and its Subsidiaries are in compliance, after giving effect to such acquisition and the incurrence or assumption of any Indebtedness related thereto, with the covenants contained in Sections 9.09, 9.10, 9.11 and 9.12 for the Test Period than most recently ended on a PRO FORMA Basis as if such Permitted Acquisition had been consummated on the first day of such Test Period, (vii) such Permitted Acquisition shall be permitted pursuant to the terms of the Senior Subordinated Note Documents and any documents entered into in connection with any Additional Subordinated Debt and (viii) at least five Business Days prior to the consummation of any Permitted Acquisition, the Borrower shall deliver to each Agent a certificate of its chief financial officer or other Authorized Officer certifying (and showing the calculations therefor) compliance with the foregoing clauses (i) through (vii).

To the extent the Required Lenders waive the provisions of this Section 9.02 with respect to the sale of any Collateral, or any Collateral is sold as permitted by this Section 9.02, such Collateral shall be sold free and clear of the Liens created by the Security Documents, and the Administrative Agent and Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing.

            9.03 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of the Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to the Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; PROVIDED that the provisions of this
Section 9.03 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

           (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles in the United States (or the equivalent thereof in any country in which a Foreign Subsidiary is doing business, as applicable);

          (ii) Liens in respect of property or assets of the Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property or assets of the Borrower or the Borrower and its Subsidiaries taken as a whole and do not materially impair the use thereof in the operation of the business of the Borrower or the Borrower and its Subsidiaries taken as a whole or (y) which are being contested in good faith by appropriate proceedings, which proceedings (or orders entered in connection with such proceedings) have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

         (iii) Liens in existence on the Effective Date which are listed, and the property subject thereto described, in Schedule IV, but only to the respective date, if any, set forth in such Schedule IV for the removal and termination of any such Liens, plus renewals and extensions of such Liens to the extent set forth on Schedule IV, PROVIDED that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal or extension and (y) any such renewal or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries;

          (iv) Permitted Encumbrances;

           (v) Liens created pursuant to this Agreement and the Security Documents;

          (vi) licenses, sublicenses, leases or subleases granted to other Persons in the ordinary course of business not materially interfering with the conduct of the business of the Borrower or any of its Subsidiaries;

         (vii) Liens upon assets of the Borrower and its Subsidiaries subject to Capitalized Lease Obligations to the extent permitted by Section 9.04, PROVIDED that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation and (y) the Lien encumbering the asset giving rise to the Capitalized Lease Obligation does not encumber any other asset (other than proceeds thereof) of the Borrower or any Subsidiary of the Borrower;

        (viii) Liens placed upon assets used in the ordinary course of business of the Borrower or any of its Subsidiaries at the time of acquisition thereof by the Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof, PROVIDED that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed $7,500,000, (y) the Indebtedness secured by any such Lien does not exceed 100%, nor is less than 70%, of the lesser of the fair market value and the purchase price of the property being purchased at the time of incurrence of such Indebtedness and (z) in all events, the Lien encumbering the assets so acquired does not encumber any other asset (other than proceeds thereof) of the Borrower or such Subsidiary;

          (ix) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar charges or encumbrances, and minor title deficiencies, in each case whether now or hereafter in existence, not securing Indebtedness and not materially interfering with the conduct of the business of the Borrower or the Borrower and its Subsidiaries taken as a whole;

           (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

          (xi) Liens arising out of judgments or awards in circumstances not constituting an Event of Default under Section 10.09;

         (xii) statutory and common law landlords' liens under leases or subleases to which the Borrower or any of its Subsidiaries is a party;

        (xiii) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (x) in connection with workers' compensation, unemployment insurance and other types of social security,
      (y) to secure the performance of tenders, statutory obligations (other than excise taxes), surety, stay, customs and appeal bonds, statutory bonds, bids, leases, government contracts, trade contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money) or (z) to secure liability for premiums to insurance carriers;

         (xiv) any interest or title of a lessor, sublessor, licensee or licensor under any lease or license agreement permitted by this Agreement;

          (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

         (xvi) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Borrower or any of its Subsidiaries in the ordinary course of business in accordance with the past practices of the Borrower and its Subsidiaries prior to the Initial Borrowing Date;

        (xvii) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of the Borrower in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition, PROVIDED that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(xiv), and (ii) such Liens are not incurred in connection with, or in contemplation or anticipation of, such Permitted Acquisition and do not attach to any other asset of the Borrower or any of its Subsidiaries;

       (xviii) Liens on assets of Foreign Subsidiaries to secure Indebtedness permitted to be outstanding pursuant to Section 9.04(xv) of this Agreement;

         (xix) Until October 1, 1998, Liens encumbering the cash and investments deposited on the Initial Borrowing Date with the Existing Notes Trustee to effect the Existing Notes Defeasance; and

          (xx) Liens not otherwise permitted by the foregoing clauses (i) through (xix) to the extent attaching to properties and assets with an aggregate fair value not in excess of, and securing liabilities not in excess of, $5,000,000 in the aggregate at any time outstanding.

            9.04 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

           (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

          (ii) Indebtedness of the Borrower pursuant to the Senior Subordinated Notes and/or Additional Subordinated Debt in an aggregate principal amount not to exceed $150,000,000 in the aggregate at any time outstanding so long as any such Additional Subordinated Debt shall be permitted to be incurred by the other provisions of this Agreement;

         (iii) Until October 1, 1998, the Existing Notes in an aggregate principal amount not to exceed $70,000,000 may remain outstanding;

          (iv) Existing Indebtedness shall be permitted to the extent the same is listed on Schedule V, but no refinancings or renewals thereof other than as specifically contemplated by the Transaction and/or this Agreement;

           (v) Accrued expenses and current trade accounts payable incurred in the ordinary course;

          (vi) Indebtedness under non-speculative Interest Rate Protection Agreements which may be entered into from time to time by the Borrower and which the Borrower in good faith believes will provide protection against fluctuations in interest rates with respect to outstanding floating rate Indebtedness then outstanding, and permitted to remain outstanding, pursuant to the other provisions of this Section 9.04;

         (vii) Indebtedness evidenced by Capitalized Lease Obligations to the extent permitted pursuant to Section 9.09, PROVIDED that in no event shall the aggregate principal amount of Capitalized Lease Obligations permitted by this clause (vii) exceed $7,500,000 at any time outstanding;

        (viii) Indebtedness subject to Liens otherwise permitted under Section 9.03(viii), so long as the aggregate outstanding principal amount of all such Indebtedness does not exceed $7,500,000;

          (ix) Intercompany Indebtedness of any Domestic Wholly-Owned Subsidiary owing to the Borrower or any other Domestic Wholly-Owned Subsidiary, or of the Borrower owing to any Domestic Wholly-Owned Subsidiary, to the extent permitted by Section 9.06(vii);

           (x) In addition to any Indebtedness permitted by the preceding clause
      (ix), Indebtedness of any Wholly-Owned Subsidiary to the Borrower or another Wholly-Owned Subsidiary constituting the purchase price in respect of intercompany transfers of goods made in the ordinary course of business to the extent not constituting Indebtedness for borrowed money;

          (xi) Indebtedness evidenced by Other Hedging Agreements entered into pursuant to Section 9.06(vi);

         (xii) Indebtedness under performance bonds, letter of credit obligations to provide security for worker's compensation claims and bank overdrafts, in each case incurred in the ordinary course of business, PROVIDED that any obligations arising in connection with such bank overdraft Indebtedness is extinguished within five Business Days;

        (xiii) Indebtedness consisting of guaranties (x) by the Borrower of Indebtedness, leases and any other obligation or liability permitted to be incurred by Wholly-Owned Domestic Subsidiaries of the Borrower, and (y) by Domestic Subsidiaries of the Borrower of Indebtedness, leases and any other obligation or liability permitted to be incurred by the Borrower or other Wholly-Owned Domestic Subsidiaries of the Borrower; PROVIDED that the aggregate principal amount of indebtedness permitted by this clause
      (xiii) shall not exceed $20,000,000 at any time outstanding;

         (xiv) Indebtedness of a Subsidiary acquired pursuant to a Permitted Acquisition and existing at the time of consummation thereof (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), PROVIDED that such Indebtedness (x) was not incurred in connection with, or in anticipation or contemplation of, such Permitted Acquisition and (y) does not exceed in aggregate principal amount for any Permitted Acquisition or group of related Permitted Acquisitions, an amount equal to 20% of the fair market value of the assets acquired in such Permitted Acquisition or Permitted Acquisitions;

         (xv) Indebtedness consisting of (x) local loans from local lenders in jurisdictions outside the United States to Foreign Subsidiaries located in such jurisdictions; PROVIDED that the aggregate principal amount of all such Indebtedness does not exceed $500,000 at any time outstanding and (y) Indebtedness of the Borrower and its Domestic Subsidiaries consisting of guarantees of the foregoing Indebtedness so long as the sum of (I) the aggregate amount of Indebtedness so guaranteed at any time, (II) the aggregate amount of investments made in Foreign Subsidiaries pursuant to
      Section 9.06(xiv) after the Effective Date (without giving effect to any write-offs or write-downs thereof) and (III) the aggregate amount of intercompany loans extended to Foreign Subsidiaries pursuant to Section 9.06(vii) hereof (without giving effect to any write-offs or write-downs thereof) shall not exceed $2,000,000;

         (xvi) Indebtedness of the Borrower pursuant to its guaranty of the Poth Loan; and

        (xvii) Additional Indebtedness of the Borrower and its Subsidiaries to the extent not permitted by the foregoing clauses of this Section 9.04 not to exceed $7,500,000 in aggregate principal amount at any time outstanding.

            9.05 DESIGNATED SENIOR DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, designate any Indebtedness (other than the Obligations) as "Designated Senior Indebtedness", "Designated Guarantor Senior Indebtedness" or any similar term for purposes of, and as defined in, the Senior Subordinated Note Documents and the documents entered into in connection with any Additional Subordinated Debt.

            9.06 ADVANCES, INVESTMENTS AND LOANS. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or Cash Equivalents, except that the following shall be permitted:

           (i) the Borrower and its Subsidiaries may acquire and hold accounts receivables owing to any of them;

          (ii) the Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

         (iii) the Borrower and its Subsidiaries may make loans and advances in the ordinary course of business to their respective employees for moving, travel and similar expenses so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $2,000,000;

          (iv) the Borrower may enter into Interest Rate Protection Agreements to the extent permitted in Section 9.04(vi);

           (v) the Recapitalization Transaction may be effected on the Initial Borrowing Date;

          (vi) the Borrower may enter into and perform its obligations under Other Hedging Agreements entered into in the ordinary course of business and so long as any such Other Hedging Agreement is not speculative in nature and is (x) related to income derived from foreign operations of the Borrower or any Subsidiary or otherwise related to purchases permitted hereunder from foreign suppliers or (y) entered into to protect the Borrower and/or its Subsidiaries against fluctuations in the prices of raw materials used in their Businesses;

         (vii) any Subsidiary may make intercompany loans to the Borrower or any Wholly-Owned Subsidiary and the Borrower may make intercompany loans and advances to any Wholly-Owned Subsidiary, PROVIDED that any promissory notes evidencing such intercompany loans shall be pledged (and delivered) by the Borrower or the respective Domestic Wholly-Owned Subsidiary that is the lender of such intercompany loan as Collateral pursuant to the applicable Pledge Agreement, PROVIDED FURTHER, that the aggregate amount of intercompany loans from the Borrower or any Domestic Subsidiary to Foreign Subsidiaries (without giving effect to any write-downs or write-offs thereof) shall not when added to (I) the aggregate principal amount of all Indebtedness guaranteed pursuant to Section 9.04(xv) then outstanding and (II) the aggregate amount of investments in Foreign Subsidiaries pursuant to Section 9.06(xiv) hereof (without giving effect to any write-offs or write-downs thereof), exceed $2,000,000;

        (viii) the Borrower and it Subsidiaries may sell or transfer assets to the extent permitted by Section 9.02;

          (ix) the Borrower may establish Subsidiaries to the extent permitted by Section 9.15;

           (x) the Borrower and its Subsidiaries may acquire and own investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (xi) advances, loans and investments in existence on the Initial Borrowing Date and listed on Schedule IX shall be permitted, without giving effect to any additions thereto or replacements thereof;

         (xii) (i) the Borrower may acquire and hold obligations of one or more officers or other employees of the Borrower or its Subsidiaries in connection with such officers' or employees' acquisition of shares of the Borrower Common Stock so long as no cash is paid by the Borrower or any of its Subsidiaries in connection with the acquisition of any such obligations, (ii) the Borrower may extend loans to officers and employees of the Borrower and its Subsidiaries on or after the date on which any such officers and employees exercise their options to purchase capital stock of the Borrower issued to them in connection with the Transaction so long as the proceeds of such loans are required to be promptly used by such officers and employees to pay taxes payable by them as a result of such exercise and (iii) investments consisting of loans by the Borrower or its Subsidiaries to employees of the Borrower or its Subsidiaries made solely for the purpose of funding purchases by such employees of Borrower Common Stock shall be permitted; PROVIDED that the aggregate principal amount at any time outstanding of the obligations and loans extended pursuant to clauses (i), (ii) and (iii) shall not exceed $3,000,000;

        (xiii) Permitted Acquisitions shall be permitted;

         (xiv) investments by the Borrower and its Subsidiaries in (A) Wholly-Owned Domestic Subsidiaries of the Borrower and (B) in Wholly-Owned Foreign Subsidiaries of the Borrower, so long as in the case of this clause (B), the sum of (I) the aggregate amount of all such investments since the Effective Date (without giving effect to any write-offs or write-downs thereof), (II) the aggregate amount of all Indebtedness of Foreign Subsidiaries guaranteed pursuant to Section 9.04(xv) then outstanding plus (III) the aggregate amount of intercompany loans extended to Foreign Subsidiaries pursuant to Section 9.06(vii) hereof (without giving effect to any write-offs or write-downs thereof) shall not exceed $2,000,000;

          (xv) the Borrower may make cash investments in Wholly-Owned Domestic Subsidiaries of the Borrower so long as the aggregate amount so invested since the Effective Date does not exceed $5,000,000;

         (xvi) investments by the Borrower and its Subsidiaries in non-Wholly-Owned Subsidiaries and joint entities so long as (I) after giving effect to such investment, the Borrower and its Subsidiaries are in compliance with the covenants set forth in Section 9.09, 9.10, 9.11 and
      9.12 for the Test Period then most recently ended on a PRO FORMA Basis as if such investment had been consummated on the last day of such Test Period, (II) such investment is permitted pursuant to the terms of the Senior Subordinated Note Documents and pursuant to any documents entered into in connection with any Additional Subordinated Debt and no such Subsidiary or joint venture shall be obligated to, guarantee the Senior Subordinated Notes or any Additional Subordinated Debt and (III) the aggregate amount expended on all such investments after the Effective Date shall not exceed $5,000,000;

        (xvii) deposits made in the ordinary course of business to secure the performance of leases shall be permitted; and

       (xviii) additional investments of the Borrower and its Subsidiaries to the extent not permitted by the foregoing clauses of this Section 9.06 not to exceed $3,000,000 at any time.

            9.07 DIVIDENDS. The Borrower shall not, and shall not permit any of its Subsidiaries to, authorize, declare or pay any dividends (other than dividends payable solely in common stock of the Borrower or any such Subsidiary, as the case may be) or return any capital to, its stockholders or authorize or make any other distribution, payment or delivery of property or cash to its stockholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock, now or hereafter outstanding (or any warrants for or options or stock appreciation rights in respect of any of such shares), or set aside any funds for any of the foregoing purposes, and the Borrower will not permit any of its Subsidiaries to purchase or otherwise acquire for consideration any shares of any class of the capital stock of the Borrower or any Subsidiary, as the case may be, now or hereafter outstanding (or any options or warrants or stock appreciate rights issued by such Person with respect to its capital stock) (all of the foregoing and including all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes, "Dividends"), except that:

           (i) any Subsidiary of the Borrower (x) may pay cash Dividends to the Borrower or any Wholly-Owned Subsidiary of the Borrower and (y) if such Subsidiary is not a Wholly-Owned Subsidiary, may pay cash Dividends to its shareholders generally so long as the Borrower or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

          (ii) Borrower Preferred Stock may be issued as a dividend on the Borrower Preferred Stock;

         (iii) so long as no Default or Event of Default shall have occurred or shall result therefrom, the Borrower will be permitted to redeem or repurchase, shares of its common stock or options in respect thereof, in each case, in connection with the repurchase provisions under employee stock option or stock purchase agreements or other agreements to compensate management employees; PROVIDED that such redemptions or repurchases pursuant to this clause (iii) shall not exceed $5,000,000 in the aggregate after the Initial Borrowing Date; and

          (iv) so long as no Default or Event of Default shall have occurred or shall result therefrom, the Borrower will be permitted to make payments in respect of any redemption, repurchase, acquisition, cancellation or other retirement for value of shares of capital stock of the Borrower or options, stock appreciation or similar securities, in each case held by then current or former officers, directors or employees of the Borrower or any of its Subsidiaries (or their estates or beneficiaries under their estates) or by an employee benefit plan, upon the death, disability, retirement or termination of employment of such officers, directors and employees, not to exceed $2,500,000 in the aggregate in any fiscal year of the Borrower and not to exceed $10,000,000 in the aggregate after the Initial Borrowing Date.

            9.08 TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any of its Affiliates or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to the Borrower or such Subsidiary as would reasonably be obtained by the Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that:

           (i) Dividends may be paid to the extent provided in Section 9.07;

          (ii) loans may be made and other transactions may be entered into between the Borrower and its Subsidiaries to the extent permitted by Sections 9.04 and 9.06;

         (iii) customary fees may be paid to non-officer directors of the Borrower;

          (iv) the Transaction shall be effected;

           (v) the payment, on a quarterly basis, of management fees to THL and/or THL Affiliates in accordance with the management agreement between THL and/or THL Affiliates and the Borrower in an aggregate amount (for all such Persons taken together) not to exceed $125,000 in any fiscal quarter of the Borrower; PROVIDED that, the payment of such management fees in any quarter in excess of $125,000 ("Additional Management Fees") shall be permitted so long as (w) no Default or Event of Default shall then exist or shall result therefrom, (x) on any date on which such Additional Management Fees are paid, and after giving effect thereto, the ratio of Consolidated Indebtedness at such time to Consolidated EBITDA for the Test Period then last ended (determined on a PRO FORMA Basis) shall be less than the Maximum Adjusted Leverage Ratio applicable at such time, (y) such payment shall be permitted pursuant to the Senior Subordinated Note Documents and the Additional Subordinated Debt (if any) and (z) in no event shall the aggregate amount of management fees paid in any fiscal quarter of the Borrower exceed $250,000;

          (vi) the reimbursement of THL and/or THL Affiliates for their reasonable out-of-pocket expenses incurred by them in connection with performing management services to the Borrower and its Subsidiaries;

         (vii) the payment of one time fees to THL and/or the THL Affiliates in connection with each acquisition of a company or a line of business by the Borrower or its Subsidiaries, such fees to be payable at the time of each such acquisition and not to exceed 1% of the aggregate consideration paid by the Borrower and its Subsidiaries for any such acquisition; and

        (viii) the payment of consulting fees to Norman Matthews pursuant to a consulting arrangement entered into on or prior to the Initial Borrowing Date on an aggregate amount not to exceed $50,000 in any fiscal year of the Borrower.

            9.09 CAPITAL EXPENDITURES. (a) The Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that
(x) during the fiscal year (taken as one accounting period) ending on or about December 31, 1998, the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $22,000,000 and (y) during each fiscal year thereafter (taken as one accounting period), the Borrower and its Subsidiaries may make Capital Expenditures in an aggregate amount not to exceed $20,000,000; PROVIDED that for any fiscal year of the Borrower, commencing with the fiscal year ending closest to December 31, 2000, in the event the Consolidated EBITDA of the Borrower and its subsidiaries shall be less than the Specified EBITDA Amount for such fiscal year (the amount of such deficiency, the "EBITDA Shortfall"), the aggregate amount of Capital Expenditures permitted in the next succeeding fiscal year shall equal $20,000,000 LESS the EBITDA Shortfall.

            (b) Notwithstanding the foregoing, in the event that the amount of Capital Expenditures permitted to be made by the Borrower and its Subsidiaries pursuant to clause (a) above in any fiscal year (after giving effect to the proviso thereto, but before giving effect to any increase in such permitted expenditure amount pursuant to this clause (b)) is greater than the amount of such Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal year, such excess (the "Rollover Amount") may be carried forward and utilized to make Capital Expenditures in succeeding fiscal years, PROVIDED that in no event shall the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during any fiscal year pursuant to Section 9.09(a) exceed 135% of the amount permitted with respect to such fiscal year in such
Section 9.09(a) (after giving effect to the proviso thereto).

            (c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the Net Sale Proceeds of asset sales to the extent such proceeds are not required to be applied to repay Loans pursuant to Section 4.02(f).

            (d) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with the insurance proceeds received by the Borrower or any of its Subsidiaries from any Recovery Event so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid within 360 days following the date of the receipt of such insurance proceeds to the extent such insurance proceeds are not required to be applied to repay Loans pursuant to Section 4.02(h).

            (e) Notwithstanding the foregoing, the Borrower may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) constituting Permitted Acquisitions.

            (f) Notwithstanding the foregoing, the Borrower may make Capital Expenditures at any time (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) with proceeds received from the sale of common equity so long as at the time of the making of any such Capital Expenditure, the aggregate amount to be expended in connection therewith does not exceed the Equity Proceeds Amount at such time.

            (g) Notwithstanding the foregoing, the Borrower may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a)) in connection with the termination of the Visionworks Lease on the Visionworks Lease Expiry Date.

            9.10 CONSOLIDATED INTEREST COVERAGE RATIO. The Borrower will not permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters (or, if shorter, the period beginning on the Initial Borrowing Date and ended on the last day of a fiscal quarter ended after the Initial Borrowing Date), in each case taken as one accounting period, ended on the last day of a fiscal quarter described below to be less than the amount set forth opposite such fiscal quarter below:

Fiscal Quarter Ended In, Or Closest To            Ratio
--------------------------------------            -----
June, 1998                                        1.60:1.00
September, 1998                                   1.60:1.00
December, 1998                                    1.60:1.00
March, 1999                                       1.60:1.00
June, 1999                                        1.70:1.00
September, 1999                                   1.70:1.00
December, 1999                                    1.80:1.00
March, 2000                                       1.80:1.00
June, 2000                                        1.90:1.00
September, 2000                                   1.90:1.00
December, 2000                                    2.00:1.00
March, 2001                                       2.00:1.00
June, 2001                                        2.00:1.00
September, 2001                                   2.00:1.00
December, 2001                                    2.25:1.00
March, 2002                                       2.25:1.00
June, 2002                                        2.25:1.00
September, 2002                                   2.25:1.00
December, 2002                                    2.50:1.00
March, 2003                                       2.50:1.00
June, 2003                                        2.50:1.00
September, 2003                                   2.50:1.00
December, 2003                                    2.75:1.00
March, 2004                                       2.75:1.00
RL/AL Maturity Date                               2.75:1.00

            9.11 MINIMUM CONSOLIDATED EBITDA. The Borrower will not permit Consolidated EBITDA for any period of four consecutive fiscal quarters (in each case taken as one accounting period), ended on the last day of any fiscal quarter from the Effective Date to and including the fiscal quarter ending in or closest to March, 2000, to be less than $32,500,000:

            9.12 MAXIMUM LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio at any time during a fiscal quarter set forth below to be greater than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ended In, Or Closest To                    Ratio
--------------------------------------                    -----
June, 1998                                               6.75:1.00
September, 1998                                          6.75:1.00

Fiscal Quarter Ended In, Or Closest To                    Ratio
--------------------------------------                    -----
December, 1998                                           6.50:1.00
March, 1999                                              6.50:1.00
June, 1999                                               6.50:1.00
September, 1999                                          6.50:1.00
December, 1999                                           6.25:1.00
March, 2000                                              6.00:1.00
June, 2000                                               5.75:1.00
September, 2000                                          5.75:1.00
December, 2000                                           5.50:1.00
March, 2001                                              5.50:1.00
June, 2001                                               5.00:1.00
September, 2001                                          5.00:1.00
December, 2001                                           4.75:1.00
March, 2002                                              4.75:1.00
June, 2002                                               4.50:1.00
September, 2002                                          4.50:1.00
December, 2002                                           4.25:1.00
March, 2003 and thereafter                               4.25:1.00

            9.13 LIMITATION ON PREPAYMENTS AND MODIFICATIONS OF INDEBTEDNESS; MODIFICATIONS OF CERTIFICATE OF INCORPORATION, BY-LAWS AND CERTAIN OTHER AGREEMENTS; ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (i) amend or modify, or permit the amendment or modification of, any provision of the Existing Indebtedness, the Existing Notes, the Senior Subordinated Notes or, if issued, any Additional Subordinated Debt or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating thereto except for any amendment or modifications which are not in any way adverse to the interests of the Lenders and are effected pursuant to documentation satisfactory in form and substance to the Agents in their sole judgment, (ii) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any asset sale, change of control or similar event of, any Existing Indebtedness, Existing Notes (other than pursuant to the Existing Notes Redemption) Senior Subordinated Notes or any Additional Subordinated Debt, (iii) amend or modify, or permit the amendment or modification of, the Recapitalization Agreement, any other Transaction Document or the Visionworks Lease, except for amendments or modifications which are not in any way adverse to the interests of the Lenders or (iv) amend, modify or change its Certificate of Incorporation (including, without limitation, by the filing or modification of any certificate of designation) or By-Laws, or any agreement entered into by it, with respect to its capital stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its capital stock, other than any amendments, modifications or changes pursuant to this clause (iv) or any such new agreements pursuant to this clause (iv) which do not in any way adversely affect the interests of the Lenders or such as are otherwise approved by the Required Lenders, provided that (a) nothing in this Section 9.13 shall prevent the Borrower or any of its Subsidiaries from amending its Certificate of

Incorporation or By-Laws to provide indemnification to any officer or director of the Borrower or any such Subsidiary to the maximum extent permitted by Texas law and provided that the Borrower may issue such capital stock as is provided in Section 9.17; (b) the Senior Subordinated Notes may be repaid with the proceeds of common stock of the Borrower to the extent permitted by the "equity clawback" provisions of the Senior Subordinated Note Documents so long as (I) no Default or Event of Default then exists or would exist after giving effect thereto, (II) the aggregate amount of such proceeds expended in connection with any such repayment does not exceed the Equity Proceeds Amount at such time and
(III) after giving effect to such repayment the Leverage Ratio (determined on a PRO FORMA BASIS) would be less than 5.00:1.00 and (c) the Senior Subordinated Notes may be repaid with the proceeds of the concurrent issuance of Additional Subordinated Debt so long as (I) no Default or Event of Default then exists or would exist after giving effect thereto, (II) the aggregate principal amount of such Additional Subordinated Debt does not exceed the principal amount of Senior Subordinated Notes refinanced thereby and (III) after giving effect to such issuance, the Borrower and its Subsidiaries are in compliance with the covenants contained in Sections 9.10, 9.11 and 9.12 for the Test Period most recently ended on a PRO FORMA Basis as if such Additional Subordinated Debt had been issued on the first day of such Test Period.

            9.14 LIMITATION ON CERTAIN RESTRICTIONS ON SUBSIDIARIES. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by the Borrower or any Subsidiary of the Borrower, or pay any Indebtedness owed to the Borrower or a Subsidiary of the Borrower, (b) make loans or advances to the Borrower or any of the Borrower's Subsidiaries or (c) transfer any of its properties or assets to the Borrower or any of the Borrower's Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Debt Agreements, Senior Subordinated Note Documents and Additional Subordinated Debt (if any), (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or a Subsidiary of the Borrower, (v) customary provisions restricting assignment of any licensing agreement entered into by the Borrower or a Subsidiary of the Borrower in the ordinary course of business, (vi) any holder of a Permitted Lien may restrict the transfer of the asset or assets subject thereto and (vii) any Indebtedness incurred after the Effective Date in accordance with the provisions of this Agreement may contain restrictions which are not more restrictive than those contained in this Agreement.

            9.15 LIMITATION ON CREATION OF SUBSIDIARIES. The Borrower shall not establish, create or acquire any additional Subsidiaries without the prior written consent of the Required Lenders; PROVIDED that the Borrower and its Wholly-Owned Domestic Subsidiaries (a) may make investments permitted under
Section 9.06 (xvi) without such consent and (b) may establish or create one or more Wholly-Owned Subsidiaries of the Borrower without such consent so long as, in the case of Subsidiaries created as provided in this clause (b) and in the case of any Subsidiary created as contemplated in clause (a) but only in the event such Subsidiary guarantees, or is required to guaranty, any amounts in respect of the Senior Subordinated Notes or any Additional Subordinated

Debt, (i) 100% of the capital stock of any new Domestic Subsidiary (or all capital stock of any new Foreign Subsidiary which is owned by any Credit Party, except that not more than 65% of the voting stock of any such Foreign Subsidiary shall be required to be so pledged) is upon the creation or establishment of any such new Subsidiary pledged and delivered to the Collateral Agent for the benefit of the Secured Creditors under the Pledge Agreement and (ii) upon the creation or establishment of any such new Domestic Subsidiary such Domestic Subsidiary executes the additional Security Documents and guaranty required to be executed by it in accordance with Section 8.11.

            9.16 MAINTENANCE OF CORPORATE SEPARATENESS, ETC. The Borrower will not, and will not permit any of its Subsidiaries to, (a) fail to satisfy customary corporate formalities, including, without limitation, (i) the holding of regular board of directors' and shareholders' meetings, (ii) the maintenance of separate corporate offices and records and (iii) the maintenance of separate bank accounts in its own name; or (b) fail to act solely in its own corporate name and through its authorized officers and agents.

            9.17 LIMITATION ON ISSUANCE OF CAPITAL STOCK. (a) The Borrower will not, and will not permit any of its Subsidiaries to issue (i) any preferred stock (except for the issuance of the Borrower Preferred Stock on or prior to the Initial Borrowing Date pursuant to the Equity Contribution Documents) and the issuance of Borrower Preferred Stock as a dividend on Borrower Preferred Stock then outstanding or (ii) any class of redeemable common stock.

            (b) The Borrower will not permit any of its Subsidiaries to issue any capital stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, capital stock, except
(i) for transfers and replacements of then outstanding shares of capital stock,
(ii) for stock splits, stock dividends and additional issuances which do not decrease the percentage ownership of the Borrower or any of its Subsidiaries in any class of the capital stock of such Subsidiary, (iii) in the case of Foreign Subsidiaries of the Borrower, to qualify directors to the extent required by applicable law, and (iv) Subsidiaries of the Borrower formed after the Effective Date pursuant to Section 9.15 may issue capital stock to the Borrower or the respective Subsidiary of the Borrower which is to own such stock in accordance with the requirements of Section 9.15. All capital stock issued in accordance with this Section 9.17(b) shall, to the extent required by the Pledge Agreement, be delivered to the Collateral Agent for pledge pursuant to the Pledge Agreement.

            SECTION 10. EVENTS OF DEFAULT. Upon the occurrence of any of the following specified events (each an "Event of Default"):

            10.01 PAYMENTS. The Borrower shall (i) default in the payment when due of any principal of the Loans or (ii) default, and such default shall continue for three or more days, in the payment when due of any Unpaid Drawing, any interest on any Loan or any Fees or any other amounts owing hereunder or under any other Credit Document; or

            10.02 REPRESENTATIONS, ETC. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any statement or certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

            10.03 COVENANTS. Any Credit Party shall (a) default in the due performance or observance by it of any term, covenant or agreement contained in
Section 8.01(f), 8.10, 8.11 or 9, or (b) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 10.01, 10.02 or clause (a) of this Section 10.03) contained in this Agreement and such default shall continue unremedied for a period of at least 30 days after notice to the defaulting party by any Agent or the Required Lenders; or

            10.04 DEFAULT UNDER OTHER AGREEMENTS. (a) The Borrower or any of its Subsidiaries shall (i) default in any payment with respect to any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required) any such Indebtedness to become due prior to its stated maturity; or (b) any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries shall be declared to be due and payable, or shall be required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, PROVIDED that it shall not constitute an Event of Default pursuant to clause (a) or (b) of this Section 10.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate amount of all such Indebtedness referred to in clauses (a) and (b) above, exceeds $5,000,000 at any one time; or

            10.05 BANKRUPTCY, ETC. The Borrower or any of its Material Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Borrower or any of its Material Subsidiaries and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy
Code) is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any of its Material Subsidiaries; or the Borrower or any of its Material Subsidiaries commences any other proceeding under any reorganization, bankruptcy, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any of its Material Subsidiaries, or there is commenced against the Borrower or any of its Material Subsidiaries any such proceeding which remains undismissed for a period of 60 days; or the Borrower or any of its Material Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or any of its Material Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or any of its Material Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by the Borrower or any of its Material Subsidiaries for the purpose of effecting any of the foregoing; or

            10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code, or Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan shall have had a trustee appointed to administer such Plan, any Plan is terminated or shall have been terminated or the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made to a Plan or a Foreign Pension Plan has not been timely made, the Borrower or any of its Subsidiaries or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971, 4975, 4980 of the Code, or the Borrower or any of its Subsidiaries has incurred liabilities pursuant to one or more Retiree Welfare Plan or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) which lien, security interest or liability which arises from such event or events has had, or, in the opinion of the Required Lenders, could reasonably be expected to have, a Material Adverse Effect; or

            10.07 SECURITY DOCUMENTS. (a) Except in each case to the extent resulting from the failure of the Collateral Agent to retain possession of the applicable Pledged Securities, any Security Document shall cease to be, or shall be asserted by any Credit Party not to be, in full force and effect, or shall cease to give the Collateral Agent the Liens, rights, powers and privileges purported to be created thereby in favor of the Collateral Agent, (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral, other than Collateral with an aggregate value of less than or equal to $1,000,000; PROVIDED that if the Borrower is notified by the Administrative Agent of a lack of perfection with respect to any of the Collateral, the Borrower will take such steps as are necessary or advisable to perfect the Collateral Agent's security interest in such Collateral), or (b) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any such Security Document and such default (except to the extent that same will adversely affect the continued perfection and priority of the Liens created by any such Security Document in Collateral with an aggregate value in excess of $1,000,000, in which case clause (a) of this Section 10.07 will be applicable) shall continue unremedied for a period of 30 days; or

            10.08 GUARANTIES. Any Guaranty or any provision thereof shall cease to be in full force and effect as to the relevant Subsidiary Guarantor (unless such Subsidiary Guarantor is no longer a Subsidiary by virtue of a liquidation, sale, merger or consolidation permitted by Section 9.02), or any Subsidiary Guarantor or any Person acting by or on behalf of such Subsidiary Guarantor shall deny or disaffirm such Subsidiary Guarantor's obligations under any Guaranty or any Subsidiary Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any Guaranty; or

            10.09 JUDGMENTS. One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving a liability (to the extent not paid or not fully covered by a reputable and solvent insurance company) in excess of $5,000,000 for all such judgments and decrees and all such judgments or decrees either shall be final and non-appealable or shall not have been vacated, discharged or stayed or bonded pending appeal within 60 days from the entry thereof; or

            10.10  OWNERSHIP.  A Change of Control shall have occurred;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Administrative Agent shall, upon the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of any Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party, except as otherwise specifically provided for in this Agreement (PROVIDED that if an Event of Default specified in Section 10.05 shall occur with respect to the Borrower, the result which would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i) and (ii) below shall occur automatically without the giving of any such notice): (i) declare the Total Commitment terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest in respect of all Loans and any Notes and all other Obligations owing hereunder and thereunder (including Unpaid Drawings) to be, whereupon the same shall become, forthwith due and payable without presentiment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) enforce, as Collateral Agent (or direct the Collateral Agent to enforce), any or all of the Liens and security interests created pursuant to the Security Documents; (iv) terminate any Letter of Credit which may be terminated in accordance with its terms; (v) direct the Borrower to pay (and the Borrower hereby agrees upon receipt of such notice, or upon the occurrence of any Event of Default specified in Section 10.05, to pay) to the Collateral Agent at the Payment Office such additional amounts of cash, to be held as security for the Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, equal to the aggregate Stated Amount of all Letters of Credit then outstanding; and (vi) apply any cash collateral as provided in Section 4.02(a).

            SECTION 11. DEFINITIONS AND ACCOUNTING TERMS.

            11.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "A Acquisition Loan" shall have the meaning provided in 1.01(b).

            "Acquisition Commitment Assumption Agreement" shall mean and include each Acquisition Commitment Assumption Agreement in the form of Exhibit C hereto executed and delivered in accordance with Section 1.14 hereof.

            "Acquisition Commitment Assumption Date" shall mean the date on which each Additional Acquisition Commitment Assumption Agreement is delivered to the Administrative Agent pursuant to Section 1.14 of this Agreement.

            "Acquisition Facility Expiry Date" shall mean April 24, 2002.

            "Acquisition Facility Reduction Date" shall mean April 24, 2001.

            "Acquisition Loan" shall have the meaning provided in Section
1.01(b).

            "Acquisition Loan Borrowing Date" shall mean one or more dates occurring after the Effective Date and on or prior to the Acquisition Facility Expiry Date on which Acquisition Loans are incurred hereunder.

            "Acquisition Loan Commitment" shall mean with respect to each Lender, the amount (if any) set forth opposite such Lender's name on Schedule I hereto directly below the column entitled "Acquisition Loan Commitment" on the Effective Date or with respect to a Lender's subsequently assuming its first such Commitment after the Effective Date pursuant to Section 1.14, on the applicable Acquisition Commitment Assumption Date, as the same may be (x) increased from time to time pursuant to Section 1.14, (y) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02, and/or 10 or (z) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section
1.13 or 13.04(b).

            "Acquisition Note" shall have the meaning provided in Section
1.05(d).

            "Additional AL Scheduled Repayment Date" shall have the meaning provided in Section 4.02(c)(ii).

            "Additional Collateral" shall mean all property (whether real or personal) in which security interests are granted (or have been purported to be granted) (and continue to be in effect at the time of determination) pursuant to
Section 8.11 or Section 8.12.

            "Additional Investors" shall have the meaning provided in Section 5.06(b).

            "Additional Management Fees" shall have the meaning provided in
Section 9.08(v).

            "Additional Mortgage" shall mean and include each mortgage, deed of trust or other security instrument with respect to Real Property executed in accordance with Section 8.11 or Section 8.12.

            "Additional Security Documents" shall mean all mortgages, pledge agreements, security agreements and other security documents entered into pursuant to Section 8.11 on Section 8.12 with respect to Additional Collateral.

            "Additional Subordinated Debt" shall mean subordinated indebtedness of the Borrower issued after the Initial Borrowing Date (i) which contains no financial maintenance covenants or cross-default (as opposed to cross-acceleration) provisions, (ii) which does not provide for any collateral security, (iii) all of the terms and conditions of which (including, without limitation, as to the issuer, interest rates, amortization, maturities, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms), taken as a whole, are not less favorable to the Borrower or the Lenders than those contained in the Senior Subordinated Notes, (iv) the subordination provisions of which are no less favorable to the Lenders than those contained in the Senior Subordinated Notes and (v) the documentation with respect to which shall reflect the foregoing and shall otherwise be in form and substance satisfactory to the Agents.

            "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement, and shall include any successor thereto.

            "Affiliate" shall mean, with respect to any Person, any other Person (including, for purposes of Section 9.08 only, all directors, officers and partners of such Person) directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; PROVIDED, HOWEVER, that for purposes of Section 9.08, an Affiliate of the Borrower shall include any Person that directly or indirectly votes or has the power to vote more than 10% of any class of the capital stock of the Borrower and any officer or director of the Borrower or any of its Subsidiaries. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agent" shall have the meaning set forth in the first paragraph of this Agreement.

            "Agreement" shall mean this Credit Agreement, as modified, supplemented, amended, restated, extended, renewed or replaced from time to time.

            "AL Commitment Commission" shall have the meaning provided in
Section 3.01(a)(i).

            "AL Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the aggregate principal amount of Acquisition Loans of such

Lender then outstanding and the denominator of which is the aggregate principal amount of all Acquisition Loans then outstanding.

            "AL Scheduled Repayment" shall mean AL Year 3 Scheduled Repayments and AL Year 4 Scheduled Repayments.

            "AL Scheduled Repayment Dates" shall mean Initial AL Scheduled Repayment Dates and Additional AL Scheduled Repayment Dates.

            "AL Year 3 Scheduled Repayment" shall have the meaning provided in
Section 4.02(c)(i).

            "AL Year 4 Scheduled Repayment" shall have the meaning provided in
Section 4.02(c)(ii).

            "Applicable Commitment Commission Percentage" shall mean, during each Margin Adjustment Period beginning after the Initial Borrowing Date, the percentage per annum set forth below opposite the respective Level indicated to have been achieved on the applicable Start Date for such Margin Adjustment Period (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e)) in accordance with the Requirements for the various Levels specified in the table below:

--------------------------------------------------------------------------------
                                                               APPLICABLE
 LEVEL                REQUIREMENTS                               COMMIT-
                                                                MENT COM-
                                                                 MISSION
                                                               PERCENTAGE
--------------------------------------------------------------------------------
   1     The Leverage Ratio was equal to or less than            0.300%
         3.25:1.00 on the last day of the Margin
         Adjustment Test Period last ended.
--------------------------------------------------------------------------------
   2     The Leverage Ratio was greater than 3.25:1.00           0.375%
         and equal to or less than or equal to 3.75:1.00
         on the last day of the Margin Adjustment Test
         Period last ended last ended.
--------------------------------------------------------------------------------
   3     The Leverage Ratio was greater than 3.75:1.00           0.375%
         and equal to or less than 4.25:1.00 on the last
         day of the Margin Adjustment Test Period last
         ended.
--------------------------------------------------------------------------------
   4     The Leverage Ratio was greater than 4.25:1.00           0.500%
         and equal to or less than 4.75:1.00 on the last
         day of the Margin Adjustment Test Period last
         ended.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               APPLICABLE
 LEVEL                REQUIREMENTS                               COMMIT-
                                                                MENT COM-
                                                                 MISSION
                                                               PERCENTAGE
--------------------------------------------------------------------------------
   5     Level 5 pricing shall apply at all times when           0.500%
         the Requirements set forth above for Levels 1
         through 4 are not met.
--------------------------------------------------------------------------------

; PROVIDED, HOWEVER, that Level 5 pricing shall also apply (x) from the period from the Initial Borrowing Date to but excluding the first day of the first Margin Adjustment Period occurring after the Initial Borrowing Date and (y) at any time when any Default or Event of Default is in existence.

            "Applicable Margin" shall mean during each Margin Adjustment Period beginning after the Initial Borrowing Date, the percentage per annum set forth below opposite the respective Level indicated to have been achieved on the applicable Start Date for such Margin Adjustment Period (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e)) in accordance with the Requirements for the various Levels specified in the table below:

--------------------------------------------------------------------------------
                                                         APPLICABLE   APPLICABLE
LEVEL                REQUIREMENTS                        MARGIN FOR   MARGIN FOR
                                                         BASE RATE    EURODOLLAR
                                                           LOANS        LOANS
--------------------------------------------------------------------------------
1      The Leverage Ratio was equal to or less than        0.25%        1.25%
       3.25:1.00 on the last day of the Margin
       Adjustment Test Period last ended
--------------------------------------------------------------------------------
2      The Leverage Ratio was greater than 3.25:1.00       0.50%        1.50%
       and equal to or less than 3.75:1.00 on the last
       day of the Margin Adjustment Test Period last
       ended
--------------------------------------------------------------------------------
3      The Leverage Ratio was greater than 3.75:1.00       0.75%        1.75%
       and equal to or less than 4.25:1.00 on the last
       day of the Margin Adjustment Test Period last
       ended
--------------------------------------------------------------------------------
4      The Leverage Ratio was greater than 4.25:1.00       1.00%        2.00%
       and equal to or less than 4.75:1.00 on the last
       day of the Margin Adjustment Test Period last
       ended
--------------------------------------------------------------------------------
5      Level 5 pricing shall apply at all times when       1.25%        2.25%
       the requirements set forth above for Levels I
       through 4 are not met
--------------------------------------------------------------------------------

; PROVIDED, HOWEVER, that Level 5 pricing shall also apply (x) from the period from the Initial Borrowing Date to but excluding the first day of the first Margin Adjustment Period occurring after the Initial Borrowing Date and (y) at any time when any Default or Event of Default is in existence.

            "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit K (appropriately completed).

            "Assuming Lender" shall have the meaning set forth in Section 1.14.

            "Authorized Officer" shall mean any senior officer of the Borrower or a Subsidiary Borrower designated as such in writing to the Administrative Agent by the Borrower, in each case to the extent reasonably acceptable to the Administrative Agent.

            "B Acquisition Loan" shall have the meaning provided in Section 1.01(b).

            "Bankruptcy Code" shall have the meaning provided in Section 10.05.

            "Base Rate" shall mean for any day, a rate of interest per annum equal to the higher of (i) the Prime Lending Rate for such day and (ii) the overnight Federal Funds Rate for such day plus 1/2 of 1%.

            "Base Rate Loan" shall mean (i) each Swingline Loan and (ii) each Loan designated or deemed designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

            "Borrower" shall have the meaning set forth in the first paragraph of this Agreement.

            "Borrower Common Stock" shall mean the common stock of the Borrower.

            "Borrower Preferred Stock" shall mean the Series A Preferred Stock of the Borrower, par value $.01 per share.

            "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders (other than any Lender which has not funded its share of a Borrowing in accordance with this Agreement) having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of Eurodollar Loans the same Interest Period, PROVIDED that Base Rate Loans incurred pursuant to Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans.

            "BTCo" shall mean Bankers Trust Company in its individual capacity.

            "Business Day" shall mean (i) with respect to any borrowing, payment or rate selection of Eurodollar Loans, a day (other than a Saturday or Sunday) on which banks generally are open in New York for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in New York for the conduct of substantially all of their commercial lending activities.

            "Calculation Period" shall mean the Test Period most recently ended on prior to the date that any determination is required to be made hereunder on a PRO FORMA Basis.

            "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be capitalized in accordance with generally accepted accounting principles, including all such expenditures with respect to fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be capitalized in accordance with generally accepted accounting principles) and the amount of Capitalized Lease Obligations incurred by such Person.

            "Capitalized Lease Obligations" of any Person shall mean all rental obligations which, under generally accepted accounting principles, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with such principles.

            "Cash Equivalents" shall mean, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits, certificates of deposit and bankers' acceptances of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof, the District of Columbia or any foreign jurisdiction rated at least A-1 or the equivalent by Standard & Poor's Corporation or at least P-1 or the equivalent by Moody's Investors Service, Inc., with maturities of not more than one year from the date of acquisition by such Person, (iii) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (i) above entered into with any bank meeting the qualifications specified in clause (ii) above,
(iv) commercial paper issued by any Person incorporated in the United States rated at least A-1 or the equivalent thereof by Standard & Poor's Corporation or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing not more than one year after the date of acquisition by such Person, (v) investments in money market funds substantially all of whose assets are comprised of securities of the types described in clauses (i) through (iv) above and (vi) demand deposit accounts maintained in the ordinary course of business, in each case to the extent constituting a "Cash Equivalent" under, and as defined in, the Senior Subordinated Notes and the Additional Subordinated Debt (if any).

            "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Sec. 9601 ET SEQ.

            "Change of Control" shall mean (a) prior to the date of an initial registered public offering by the Borrower of its common stock, the Permitted Holders shall cease to own on a fully diluted basis in the aggregate at least 51% of the economic and voting interest in the Borrower's capital stock free of Liens except Liens granted by individuals who are principals or employees of THL to secure personal financing arrangements so long as the holders of such Liens do not exercise or attempt to exercise rights in respect of such stock, (b) on or after the date of an initial registered public offering by the Borrower of its common stock, (A) any other Person or "group" (within the meaning of Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as in effect on the Initial Borrowing Date) shall own more than 20% of the voting and/or economic interest in the Borrower's capital stock, (B) the Board of Directors of the Borrower shall cease to consist of a majority of Continuing Directors or (C) the Permitted Holders shall cease to own on a fully diluted basis in the aggregate at least 30% of the economic and voting interest in the Borrower's capital stock free of Liens except Liens granted by individuals who are employees of THL to secure personal financing arrangements so long as the holders of such Liens do not exercise or attempt to exercise rights in respect of such stock, or (c) a "change of control" or similar event shall occur as provided in the Senior Subordinated Note Indenture or in any document relating to the Additional Subordinated Debt (if any).

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

            "Collateral" shall mean all property (whether real or personal) with respect to which any security interests have been granted (or purported to be granted) pursuant to any Security Document, including, without limitation, all Pledge Agreement Collateral, all Security Agreement Collateral, all Mortgaged Properties, all cash and Cash Equivalents delivered as collateral pursuant to
Section 4.02 or 10 hereof and all Additional Collateral, if any.

            "Collateral Agent" shall mean the Administrative Agent acting as collateral agent for the Secured Creditors pursuant to the Security Documents.

            "Collective Bargaining Agreements" shall have the meaning provided in Section 5.05.

            "Commitment" shall mean any of the commitments of any Lender, I.E., whether the Term Loan Commitment, Acquisition Loan Commitment or Revolving Loan Commitment.

            "Commitment Commission" shall mean and include the RL Commitment Commission and the AL Commitment Commission.

            "Common Equity Contribution" shall have the meaning provided in
Section 5.06(b).

            "Consolidated Current Assets" shall mean, at any time, the current assets (other than cash, Cash Equivalents and deferred income taxes to the extent included in current assets) of the Borrower and its Subsidiaries at such time determined on a consolidated basis.

            "Consolidated Current Liabilities" shall mean, at any time, the consolidated current liabilities of the Borrower and its Subsidiaries at such time, but excluding (i) the current portion of any Indebtedness under this Agreement and any other long-term Indebtedness which would otherwise be included therein, (ii) accrued but unpaid interest with respect to the Indebtedness described in clause (i), (iii) the current portion of Indebtedness constituting Capitalized Lease Obligations and (iv) deferred income taxes.

            "Consolidated EBIT" shall mean, for any period, Consolidated Net Income of the Company and its Subsidiaries determined as provided in the definition of Consolidated Net Income, before total interest expense (whether cash or non-cash) and provisions for taxes based on income, and determined (i) without giving effect to any extraordinary gains or losses but with giving effect to gains or losses from sales of assets sold in the ordinary course of business, (ii) without giving effect to nonrecurring cash and non-cash charges in an aggregate amount not to exceed $20,000,000 (for all periods combined),
(iii) without giving effect to any non-cash charges deducted in determining Consolidated Net Income for such period related to the issuance by the Borrower of stock, warrants or options to management (or any exercise of any such warrants or options), and (iv) without giving effect to management fees permitted to be paid to THL and the THL Affiliates pursuant to Section 9.08 PROVIDED that for purposes of any calculation pursuant to Section 9.08(v),

Consolidated EBIT shall give effect to any Additional Management Fees previously paid or then contemplated to be paid at the time of such calculation.

            "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT, adjusted by adding thereto the amount of all depreciation, amortization and, without duplication, other non-cash expenses that were deducted in determining Consolidated EBIT for such period, PROVIDED that for purposes of the definition of the Consolidated Interest Coverage Ratio, the Leverage Ratio and for purposes of calculating the ratio set forth in Sections 9.02(xii) and 9.08(v) only, (x) for the Test Period ending June 30, 1998, Consolidated EBITDA shall be the actual Consolidated EBITDA for the fiscal quarter of the Borrower ending on or about June 30, 1998 (taken as one accounting period) multiplied by 4, (y) for the Test Period ending on or about September 30, 1998, Consolidated EBITDA shall be the actual Consolidated EBITDA for the period of two fiscal quarters ending on or about June 30, 1998 and September 30, 1998 (taken as one accounting period) multiplied by 2, and (z) for the Test Period ending on or about December 31, 1998, Consolidated EBITDA shall be the actual Consolidated EBITDA for the period of three consecutive fiscal quarters ending on or about June 30, 1998, September 30, 1998 and December 31, 1998 (taken as one accounting period) multiplied by 4/3.

            "Consolidated Indebtedness" shall mean, as at any date of determination, the aggregate stated balance sheet amount of all Indebtedness (but including in any event the then outstanding principal amount of all Loans, and the Senior Subordinated Notes, any Additional Subordinated Debt, all Capitalized Lease Obligations and all Letter of Credit Outstandings) of the Borrower and its Subsidiaries but, until October 1, 1998, excluding Indebtedness represented by the Existing Notes on a consolidated basis as determined in accordance with GAAP.

            "Consolidated Interest Coverage Ratio" shall mean, for any period, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Interest Expense for such period.

            "Consolidated Interest Expense" shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries determined on a consolidated basis with respect to all outstanding Indebtedness of the Company and its Subsidiaries, including, without limitation, (i) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, and (ii) net costs or benefits under Interest Rate Protection Agreements, but excluding, however, amortization of original issue discount, amortization of any payments made to obtain any Interest Rate Protection Agreement, deferred financing costs and any interest expense on deferred compensation arrangements and any non-cash interest to the extent included in total interest expense; PROVIDED that for purposes of the definition of Consolidated Interest Coverage Ratio only, (x) for the Test Period ending on or about June 30, 1998, Consolidated Interest Expense shall be the actual Consolidated Interest Expense for the fiscal quarter of the Borrower ending on or about June 30, 1998 (taken as one accounting period) multiplied by 4, (y) for the Test Period ending on or about September 30, 1998, Consolidated Interest Expense shall be the actual Consolidated Interest Expense for the period of two fiscal quarters ending on or about June 30, 1998 and September 30, 1998 (taken as one accounting period) multiplied by 2, and (z) for the Test Period ending on or about December 31, 1998, Consolidated Interest Expense shall be the actual Consolidated Interest Expense for the period of three consecutive fiscal quarters ending on or about June 30, 1998, September 30, 1998 and December 31, 1998 (taken as one accounting period) multiplied by 4/3.

            "Consolidated Net Income" shall mean, for any period, the net income (or loss) after provision for taxes but before any pay-in-kind or non-cash accumulating dividends on the Borrower Preferred Stock of the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, but excluding any unrealized losses and gains for such period resulting from mark-to-market of Other Hedging Agreements; PROVIDED, HOWEVER, that (A) there shall be excluded (without duplication) (i) income (or loss) of any Person in which any other Person (other than such Person or any of its consolidated Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to such Person or subject to subclause (iii) below) any of its consolidated Subsidiaries by such other Person during such period, (ii) the income (or loss) of any Person during such period accrued prior to the date it becomes a consolidated Subsidiary of such Person or is merged into or consolidated with such Person or any of its consolidated Subsidiaries, (iii) the income of any consolidated Subsidiary or the Borrower to the extent attributable to minority interests held therein by Persons other than the Borrower and its Wholly-Owned Subsidiaries, and (iv) the income of any consolidated Subsidiary or the Borrower during such period to the extent that the declaration or payment of dividends or similar distributions by that consolidated Subsidiary of such income is not at the tine permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or the Borrower or any of its other Subsidiaries, (B) for purposes of determining compliance with Section 9.12 and the definitions of Applicable Commitment Commission Percentage and Applicable Margin there shall be included (to the extent not already included) in determining Consolidated Net Income for any period the net income (or loss) of any Person, business, property or asset acquired during such period pursuant to a Permitted Acquisition and not subsequently sold or otherwise disposed or by the Borrower or one of its Subsidiaries during such period (each Person, business, property or asset acquired and not subsequently disposed of during such period, an "Acquired Entity or Business') based on the actual net income (or loss) of such Acquired Entity or Business for the entire period (including the portion thereof occurring prior to such acquisition) and (C) for purposes of calculating Consolidated Net Income for any period, Consolidated Net Income shall be adjusted for factually supportable and identifiable PRO FORMA cost savings related to cost of goods sold, selling, general administrative or occupancy expenses for such period, in each case, that are directly attributable to the acquisition of an Acquired Entity or Business (it being understood that in order for the Borrower to adjust Consolidated Net Income pursuant to this clause (C), the Borrower shall deliver to the Agent and the Banks a certificate of the chief financial officer or other Authorized Officer demonstrating in reasonable detail such factually supportable and identifiable cost savings).

            "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business and any products warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if the less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

            "Continuing Directors" shall mean the (i) directors of the Borrower on the Initial Borrowing Date and (ii) each other director, if such director's nomination for election to the Board of Directors of the Borrower is recommended by a majority of the then Continuing Directors.

            "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Security Document and the Subsidiaries Guaranty and, after the execution and delivery thereof, each additional guaranty or security document executed pursuant to Section 8.11 or Section 8.12.

            "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

            "Credit Party" shall mean the Borrower, each Subsidiary Guarantor and any other Subsidiary which at any time executes and delivers any Credit Document as required by this Agreement.

            "Debt Agreements" shall have the meaning provided in Section 5.05.

            "Defeasance Documents" shall mean all documents entered into or distributed in connection with the Existing Notes Defeasance.

            "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

            "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

            "Dividend" shall have the meaning provided in Section 9.07.

            "Documents" shall mean the Credit Documents and the Transaction Documents.

            "Dollars" and the sign "$" shall each mean lawful money of the United States.

            "Domestic Subsidiary" shall mean each Subsidiary of the Borrower incorporated or organized in the United States or any State or territory thereof.

            "Domestic Wholly-Owned Subsidiary" shall mean each Domestic Subsidiary which is a Wholly-Owned Subsidiary of the Borrower.

            "Drawing" shall have the meaning provided in Section 2.04(b).

            "ECCA" shall mean ECCA Merger Corp., a Delaware corporation.

            "Effective Date" shall have the meaning provided in Section 13.10.

            "Eligible Transferee" shall mean and include a commercial bank, financial institution, fund or other Person which regularly purchases interests in loans or extensions of credit of the types made pursuant to this Agreement, any other Person which would constitute a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act as in effect on the Effective Date and any other "accredited investor" (as defined in Regulation D of the Securities Act).

            "Employee Benefit Plans" shall have the meaning provided in Section 5.05.

            "Environmental Claims" shall mean any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter "Claims") or any permit issued to the Company or any of its Subsidiaries under any such Law, including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief arising from alleged injury or threat of injury to health, safety or the environment, as a result of a release or threatened release of Hazardous Materials.

            "Environmental Law" shall mean any domestic or foreign, federal, state, provincial or local statute, law, rule, regulation, ordinance, code or applicable and binding rule of common law now or hereafter in effect and in each case as amended, and any applicable judicial or administrative order, consent, decree or judgment (for purposes of this definition (collectively, "Laws")), relating to the environment, or Hazardous Materials or health and safety to the extent such health and safety issues arise under the Occupational Safety and Health Act of 1970, as amended, or any such similar Laws.

            "Equity Contribution" shall have the meaning provided in Section 5.06(b).

            "Equity Contribution Documents" shall mean and include any and all subscription agreements and similar agreements, the certificate of designation with respect to the Borrower Preferred Stock and all other documents entered into or delivered in connection with the Common Equity Contribution and/or the Preferred Equity Contribution.

            "Equity Proceeds Amount" shall mean, on any date in connection with any transaction, an amount equal to (i) 50% of the aggregate amount of net cash proceeds (other than Excluded Proceeds) received by the Borrower from the issuance of its common equity after the Initial Borrowing Date LESS the sum of the aggregate amount of such proceeds expended on or prior to such date (before giving effect to the transaction then being considered) (x) to effect Permitted Acquisitions, (y) to effect Capital Expenditures pursuant to Section 9.09(f) hereof and (z) to repay Senior Subordinated Notes.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with the Borrower or a Subsidiary of the Borrower would be deemed to be a "single employer" within the meaning of Section 414(b), (c),
(m) or (o) of the Code.

            Eurodollar Loan" shall mean each Loan (excluding Swingline Loans) designated as such by the Borrower at the time of the incurrence thereof or conversion thereto.

            "Eurodollar Rate" shall mean the sum of (i) the quotient of (a) the rate determined by the Administrative Agent to be the rate at which deposits in U.S. dollars are offered by BTCo to first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of the Interest Period applicable to such Eurodollar Loan, in the approximate amount of BTCo's relevant Eurodollar Loan and having a maturity approximately equal to the Interest Period applicable to such Eurodollar Loan divided by (b) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D). The Eurodollar Rate shall be rounded to the next higher multiple of 1/100 of 1% if the rate is not such a multiple.

            "Event of Default" shall have the meaning provided in Section 10.

            "Excess Cash Flow" shall mean, for any period (i) the sum of (A) Consolidated Net Income for such period plus (B) the amount of all non-cash charges (including, without limitation, or duplication, depreciation, amortization and non-cash interest expense, but excluding those non-cash charges that had the effect of decreasing Working Capital for such period) included in determining Consolidated Net Income for such period plus (C) the decrease, if any, in Working Capital from the first day to the last day of such period, minus (ii) the sum (without duplication) of (A) any non-cash credits (including from sales or other dispositions of assets) included in determining Consolidated Net Income for such period, (B) gains from sales or other dispositions of assets (other than sales of inventory in the ordinary course of business) included in determining Consolidated Net Income for such period, (C) an amount equal to (1) all Capital Expenditures (other than Capital Expenditures made pursuant to Section 9.09(c), (d), (e), (f) or (g)) made during such period that are not financed by Indebtedness (including Capitalized Lease Obligations but excluding Loans hereunder) plus (or minus, if negative) (2) the Rollover Amount for such period to be carried forward to the next period less the Rollover Amount (if any) for the preceding period carried forward to the current period, (D) the amount expended in respect of Permitted Acquisitions during such period, except to the extent constituting Capital Expenditures or financed with Indebtedness, (E) the aggregate principal amount of permanent principal payments of Indebtedness for borrowed money of the Company and its Subsidiaries (other than (I) repayments of Indebtedness in connection with the Refinancing or the Existing Notes Redemption or with the proceeds of the Indebtedness or equity or with the proceeds of asset sales or Recovery Events and (II) repayments of Loans, PROVIDED that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) or (c), or
(y) made as a voluntary prepayment with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (F) non-cash charges added back in a previous period pursuant to clause (i) (B) above to the extent any such charge has become a cash item in the current period, (G) the increase, if any, in Working Capital from the first day to the last day of such period, (H) any cash disbursements made against noncurrent liabilities (such as transition reserves and deferred taxes) to the extent not deducted in determining Consolidated Net Income for such period and (I) the amount of expenditures which are not classified as Capital Expenditures but which were capitalized and not expensed during such period.

            "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each fiscal year of the Borrower (beginning with its fiscal year ending closest to December 31, 1998).

            "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding fiscal year of the Borrower.

            "Excluded Proceeds" shall have the meaning provided in Section 4.02(d).

            "Excluded Taxes" shall mean (a) all taxes (including franchise taxes), levies, imposts, duties, charges, fees, deductions and withholdings imposed on or measured by net income or capital, in each case, imposed:

            (i) by the United States or any political subdivision or taxing authority thereof or therein; or

           (ii) by any jurisdiction under the laws of which any Agent, Lender or lending office is organized or controlled, or in which its lending office is located, or in which its principal office is located or any political subdivision or taxing authority thereof or therein; or

            (b) any withholding tax imposed by reason of the failure of any Agent or Lender to comply with its obligations, if any, under Section 4.04 hereof.

            "Existing Credit Agreement" shall mean the Amended and Restated Credit Agreement, dated as of October 7, 1993, among the Borrower, Credit Agricole Indosuez (formerly Banque Indosuez, New York Branch), as Agent and the lending institutions party thereto, and the documents related thereto in each case as in effect on the Effective Date.

            "Existing Indebtedness" shall have the meaning provided in Section 7.23.

            "Existing Notes" shall mean the 12% Senior Notes of the Borrower due 2003.

            "Existing Notes Defeasance" shall have the meaning provided in
Section 5.08.

            "Existing Notes Indenture" shall mean the Indenture, dated as of October 7, 1993, between Eye Care Holdings, Inc. and the Existing Notes Trustee in the form delivered to the Lenders prior to the Initial Borrowing Date, as such Indenture shall be amended in accordance with the terms hereof and thereof.

            "Existing Notes Redemption" shall have the meaning provided in
Section 5.08.

            "Existing Notes Trustee" shall mean the United States Trust Company of New York, or any successor thereto, as Trustee under the Existing Notes Indenture.

            "Facing Fee" shall have the meaning provided in Section 3.01(c).

            "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11 a.m. (New York time) on such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion. Any change to the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change in the Federal Funds Rate.

            "Fees" shall mean all amounts payable pursuant to or referred to in
Section 3.01.

            "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuating fund) or other similar program established or maintained outside the United States of America by the Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of the Borrower or such Subsidiaries residing outside the United States of America and into which the Borrower or any of its Subsidiaries makes, or is obliged by law on behalf of its employees to make payments, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

            "Foreign Subsidiary" shall mean each Subsidiary of the Borrower that is incorporated under the laws of any jurisdiction other than the United States of America, any State thereof, the United States Virgin Islands or Puerto Rico.

            "Fourth Year AL Facility Amount" shall mean the amount calculated on the Acquisition Facility Reduction Date which is equal to (I) (x) $50,000,000 LESS (y) the aggregate amount of Acquisition Loan Commitments assumed after the Effective Date and prior to such Acquisition Facility Reduction Date pursuant to
Section 1.14 hereof DIVIDED BY (II) two.

            "GAAP" shall have the meaning provided in Section 13.07(a).

            "Governmental Authority" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state, provincial, or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guaranteed Obligations" shall mean all obligations of the Borrower
(i) to each Lender for the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the principal and interest on each Loan made by such Lender and each Note (if any) issued by the Borrower to such Lender, and Loans made, under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit, together with all the other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower to such Lender now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with all the terms, conditions and agreements contained in the Credit Documents by the Borrower and (ii) to each Lender and each Affiliate of a Lender which enters into an Interest Rate Protection or Other Hedging Agreement with the Borrower, the full and prompt payment when due (whether by acceleration or otherwise) of all obligations of the Borrower owing under any such Interest Rate Protection or Other Hedging Agreement, whether now in existence or hereafter arising, and the due performance and compliance with all terms, conditions and agreements contained therein.

            "Guaranty" shall mean the Subsidiaries Guaranty and any other guarantee executed and delivered by a Subsidiary of the Borrower pursuant to
Section 8.11 or Section 8.12.

            "Hazardous Materials" shall mean (a) any petrochemical or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls, and radon gas; and (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous wastes," "restrictive hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar meaning and regulatory effect.

            "Highest Lawful Rate" shall mean, with respect to any indebtedness owed to any Lender hereunder or under any other Credit Document, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received by such Lender with respect to such indebtedness under applicable law.

            "Immaterial Subsidiary" shall mean, at any time, any subsidiary, direct or indirect, that (a) has less than 5% of the consolidated assets of the Borrower and its consolidated Subsidiaries as of the last day of the most recently ended Test Period and (b) has less than 5% of the Consolidated EBITDA of the Borrower and its consolidated Subsidiaries for the Test Period most recently ended; PROVIDED that if more than one subsidiary is deemed an Immaterial Subsidiary pursuant to this definition, all Immaterial Subsidiaries shall be considered to be a single consolidated subsidiary for purposes of determining whether the conditions specified above are satisfied.

            "Indebtedness" shall mean, as to any Person, without duplication,
(i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services, (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and, without duplication, all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or (vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (to the extent of the value of the respective property), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, I.E., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and (vii) all obligations under any Interest Rate Protection Agreement or Other Hedging Agreement or under any similar type of agreement; PROVIDED that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

            "Initial AL Scheduled Repayment Date" shall have the meaning provided in Section 4.02(c)(i).

            "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the Borrowing of Term Loans hereunder occurs.

            "Interest Determination Date" shall mean, with respect to any Eurodollar Loan, the second Business Day prior to the commencement of any Interest Period relating to such Eurodollar Loan.

            "Interest Period" shall have the meaning provided in Section 1.09.

            "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement, interest rate floor agreement or other similar agreement or arrangement.

            "Issuing Lender" shall mean the Administrative Agent and any Lender which at the request of the Borrower and with the consent of the Administrative Agent (which shall not be unreasonably withheld) agrees, in such Lender's sole discretion, to become an Issuing Lender for the purpose of issuing Letters of Credit pursuant to Section 2.

            "L/C Supportable Indebtedness" shall mean (i) obligations of the Borrower or its Subsidiaries incurred in the ordinary course of business with respect to insurance obligations and workers' compensation, surety bonds and other similar statutory obligations and (ii) such other obligations of the Borrower or any of its Subsidiaries as are reasonably acceptable to the Administrative Agent and the Letter of Credit Issuer and otherwise are permitted to exist pursuant to the terms of this Agreement.

            "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

            "Lender" shall mean each financial institution listed on Schedule I, as well as any Person which becomes a "Lender" hereunder pursuant to Section 1.13, 1.14 or 13.04(b).

            "Lender Default" shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.03(c) or (ii) a Lender having notified in writing the Borrower and/or the Administrative Agent that it does not intend to comply with its obligations under Section 1.01 or Section 2.

            "Letter of Credit" shall have the meaning provided in Section
2.01(a).

            "Letter of Credit Fee" shall have the meaning provided in Section 3.01(b).

            "Letter of Credit Outstandings" shall mean, at any time, the sum (without duplication) of (i) the aggregate Stated Amount of all outstanding Letters of Credit and (ii) the amount of all Unpaid Drawings.

            "Letter of Credit Request" shall have the meaning provided in
Section 2.02(a).

            "Leverage Ratio" shall mean, at any date of determination, the ratio of Consolidated Indebtedness on such date to Consolidated EBITDA for the Test Period last ended.

            "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

            "Loan" shall mean each Term Loan, each Acquisition Loan, each Revolving Loan and each Swingline Loan.

            "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

            "Management Agreements" shall have the meaning provided in Section 5.05.

            "Mandatory Borrowing" shall have the meaning provided in Section 1.01(e).

            "Margin Adjustment Period" shall mean each period which shall commence on a date occurring after the first date occurring at least six months following the Initial Borrowing Date on which the financial statements are delivered pursuant to Section 8.01(b) or (c) for a fiscal quarter or year, as the case may be, which ends at least six months after the Initial Borrowing Date and which Margin Adjustment Period shall end on the earlier of (i) the date of actual delivery of the next financial statements pursuant to Section 8.01(b) or
(c) and (ii) the latest date on which the next financial statements are required to be delivered pursuant to Section 8.01(b) or (c).

            "Margin Adjustment Test Period" shall mean, with respect to each Margin Adjustment Period, the Test Period ended on the last day of the fiscal quarter or year, as the case may be, for which financial statements were last delivered or required to be delivered pursuant to Section 8.01(b) or (c).

            "Margin Stock" shall have the meaning provided in Regulation U.

            "Material Adverse Effect" shall mean a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of the Borrower (on a stand alone basis) or of the Borrower and its Subsidiaries taken as a whole (on a consolidated basis).

            "Material Subsidiary" means any Subsidiary of the Borrower, direct or indirect other than an Immaterial Subsidiary.

            "Maturity Date" shall mean, with respect to any Tranche of Loans, the Term Loan Maturity Date, the RL/AL Maturity Date or the Swingline Expiry Date, as the case may be.

            "Maximum Adjusted Leverage Ratio" shall mean at any time during a fiscal quarter set forth below, the ratio set forth opposite such fiscal quarter below:

            Fiscal Quarter Ended In Or Closest To       Ratio
            -------------------------------------       -----

June, 1998                                              6.25:1.00
September, 1998                                         6.25:1.00
December, 1998                                          6.00:1.00
March, 1999                                             6.00:1.00
June, 1999                                              6.00:1.00
September, 1999                                         6.00:1.00
December, 1999                                          5.75:1.00
March, 2000                                             5.50:1.00
June, 2000                                              5.25:1.00
September, 2000                                         5.25:1.00
December, 2000                                          5.00:1.00
March, 2001                                             5.00:1.00
June, 2001                                              4.50:1.00
September, 2001                                         4.50:1.00
December, 2001                                          4.25:1.00
March, 2002                                             4.25:1.00
June, 2002                                              4.00:1.00
September, 2002                                         4.00:1.00
December, 2002                                          3.75:1.00
March, 2003 and thereafter                              3.75:1.00


            "Maximum Swingline Amount" shall mean $5,000,000.

            "Merger " shall have the meaning provided in the Recapitalization Agreement.

            "Minimum Borrowing Amount" shall mean (x) with respect to each Borrowing of Eurodollar Loans, $1,000,000, (y) with respect to each Borrowing of Base Rate Loans (other than Swingline Loans), $500,000, and (z) with respect to each Borrowing of Swingline Loans, $50,000.

            "Mortgage", after the execution and delivery thereof, shall include each Additional Mortgage.

            "Mortgage Policies" shall mean mortgage title insurance policies on each Mortgaged Property issued by title insurers, and having other terms (including any exceptions and endorsements thereon) reasonably satisfactory to the Collateral Agent.

            "Mortgaged Property", after the execution and delivery of any Additional Mortgage, shall include the respective additional property subject thereto.

            "Multiemployer Plan" shall mean any multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) to which the Borrower or any of its Subsidiaries has any liability or contributes (or has at any time within the past five years contributed to or had any liability to contribute).

            "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from any sale of assets, net of (i) reasonable transaction costs (including, without limitation, any underwriting, brokerage or other customary selling commissions and reasonable legal, advisory and other fees and expenses, including title and recording expenses, associated therewith), (ii) payments of unassumed liabilities relating to the assets sold at the time of, or within 90 days after, the date of such sale, (iii) the amount of such gross cash proceeds required to be used to repay any Indebtedness (other than Indebtedness of the Lenders pursuant to this Agreement) which is secured by the respective assets which were sold, (iv) the estimated marginal increase in income taxes paid, or which are estimated to be payable by the Borrower's consolidated group with respect to the fiscal year in which the sale occurs as a result of such sale and
(v) the amount of any reserves established by the Borrower and its Subsidiaries to fund contingent liabilities reasonably estimated to be payable during the year that such sale of assets occurred for the next succeeding year that are directly attributable to such sale of assets; PROVIDED that if any such reserves are terminated or the amount is reduced, the amount of such eliminated reserves shall be deemed Net Sale Proceeds on the date so terminated or reduced.

            "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

            "Note" shall mean each Term Note, each Acquisition Note, each Revolving Note and the Swingline Note.

            "Notice of Borrowing" shall have the meaning provided in Section
1.03.

            "Notice of Conversion" shall have the meaning provided in Section 1.06.

            "Notice Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, NY 10006, Attention: Keith Stimson or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

            "Obligations" shall mean all amounts owing to any of the Agents, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

            "Offering Circular" shall mean the Offering Circular dated April 17, 1998, and prepared in connection with the Senior Subordinated Notes.

            "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values.

            "Participant" shall have the meaning provided in Section 2.03(a).

            "Payment Office" shall mean the office of the Administrative Agent located at 130 Liberty Street, New York, New York 10006, or such other office as the Administrative Agent may hereafter designate in writing as such to the other parties hereto.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

            "Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time and the denominator of which is the Total Revolving Loan Commitment at such time and, PROVIDED that if the Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

            "Permitted Acquisitions" shall have the meaning provided in Section 9.02(xi).

            "Permitted Encumbrance" shall mean, with respect to any Mortgaged Property, such exceptions to title as are set forth in the title insurance policy or title commitment delivered with respect thereto, all of which exceptions must be acceptable to the Agents in their reasonable judgment, which acceptance will not be unreasonably withheld.

            "Permitted Holders" shall mean (a) THL, THL Affiliates, THL Investors and those certain members of the management of the Borrower who are Additional Investors as of the Initial Borrowing Date, and (b) with respect to the Common Stock so purchased, senior management employees and directors of the Borrower who acquire common stock of the Borrower within 90 days after the Initial Borrowing Date for an aggregate purchase price not in excess of $5,000,000.

            "Permitted Liens" shall have the meaning provided in Section 9.03.

            "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

            "Plan" shall mean any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) which is maintained or contributed to by the Borrower or any of its Subsidiaries, or for which the Borrower or any of its Subsidiaries has any liability or contingent liability, other than a Multiemployer Plan.

            "Pledge Agreement" shall have the meaning provided in Section 5.12.

            "Pledge Agreement Collateral" shall mean all "Collateral" as defined in each of the Pledge Agreements.

            "Pledged Securities" shall mean "Pledged Securities" as defined in the Pledge Agreement.

            "Poth Loan" shall mean the loan to Dr. Daniel Poth in connection with his previous purchase of the stock of Hour Eyes Doctors of Optometry, P.C., as the same may be amended or modified from time to time pursuant to the terms hereof and thereof, provided that the aggregate principal amount of such loan shall not exceed $1,000,000.

            "Preferred Equity Contribution" shall have the meaning provided in
Section 5.06(b).

            "Prime Lending Rate" shall mean the rate which BTCo announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. BTCo may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

            "PRO FORMA Basis" in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (w) if the relevant period to be tested includes any period occurring prior to the Initial Borrowing Date, the consummation of the Transaction as if the same had occurred on the first day of such period, (x) the assumption, incurrence or issuance of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction or to refinance other outstanding Indebtedness) after the first day of the relevant Calculation Period as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of the relevant Calculation Period and (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness unless accompanied by a corresponding commitment reduction) after the first day of the relevant Calculation Period as if such Indebtedness had been retired, redeemed or repurchased on the first day of the relevant Calculation Period, with the following rules to apply in connection therewith:

      (i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to finance the Transaction or to refinance other outstanding Indebtedness) assumed, incurred or issued after the first day of the relevant Calculation Period (whether incurred to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation period and remain outstanding through the date of determination and (y) (other than revolving Indebtedness unless accompanied by a corresponding commitment reduction) permanently retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been retired or redeemed on the first day of the respective Calculation Period and remain retired through the date of determination; and

      (ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate Indebtedness or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective shall be calculated using the actual rates applicable thereto while same was actually outstanding).

            "Projections" shall have the meaning provided in Section 7.10(e).

            "PSD Interest Period" shall mean an Interest Period commencing on or after the fifth day following the Initial Borrowing Date and prior to the earlier of (A) the 65th day after the Initial Borrowing Date and (b) the Syndication Date, each of which Interest Periods must satisfy the requirements of Section 1.09(v).

            "Quarterly Payment Date" shall mean the last Business Day of May, August, November and February occurring after the Initial Borrowing Date.

            "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Sec. 6901 ET SEQ.

            "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

            "Recapitalization Agreement" shall mean the Agreement and Plan of Recapitalization, dated as of March 6, 1998, among the Borrower, ECCA and the sellers party thereto, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

            "Recapitalization Documents" shall mean the Recapitalization Agreement and all other documents entered into or delivered in connection with the Recapitalization Agreement.

            "Recapitalization Transaction" shall mean, collectively, the transactions to occur on or prior to the Closing (as defined in the Recapitalization Agreement) pursuant to the Recapitalization Documents, including without limitation (x) the consummation of (i) the Merger and (ii) the Equity Contribution, and (y) the payment of all fees and expenses to be paid on or prior to such Closing or the Initial Borrowing Date and owing in connection with the foregoing.

            "Recovery Event" shall mean the receipt by the Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation award payable
(i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of the Borrower or any of its Subsidiaries and (ii) under any policy of insurance maintained by the Borrower and its Subsidiaries or required to be so maintained under Section 8.03.

            "Refinancing" shall mean the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit in respect of, the Existing Credit Agreement.

            "Register" shall have the meaning provided in Section 13.17.

            "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

            "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

            "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing or migration into the environment.

            "Replaced Lender" shall have the meaning provided in Section 1.13.

            "Replacement Lender" shall have the meaning provided in Section
1.13.

            "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection
 .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

            "Required Lenders" shall mean Non-Defaulting Lenders, the sum of whose outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments), Acquisition Loans, Acquisition Loan Commitments and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and Percentage of Swingline Loans and Letter of Credit Outstandings) represent an amount greater than 50% of the sum of all outstanding Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitments), Acquisition Loans,

Acquisition Loan Commitments of Non-Defaulting Lenders and the Total Revolving Loan Commitment (or after the termination thereof, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders and the aggregate Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time).

            "Retiree Welfare Plan" shall mean any employee welfare benefit plan (within the meaning of section 3(1) of ERISA) which provides benefits to retired or other former employees of the Borrower or any of its Subsidiaries (other than continuation of group health plan coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or pursuant to applicable state law).

            "Returns" shall have the meaning provided in Section 7.22.

            "Revolving Loan" shall have the meaning provided in Section 1.01(c).

            "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Revolving Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.13 or 13.04(b).

            "Revolving Note" shall have the meaning provided in Section 1.05(d).

            "RL Commitment Commission" shall have the meaning provided in
Section 3.01(a)(ii).

            "RL/AL Maturity Date" shall mean April 24, 2004.

            "Rollover Amount" shall have the meaning provided in Section
9.09(b).

            "Scheduled Repayments" shall mean TL Scheduled Repayments and AL Scheduled Repayments.

            "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

            "Section 4.04(b)(ii) Certificate" shall have the meaning provided in
Section 4.04(b).

            "Secured Creditors" shall have the meaning assigned that term in the Security Documents.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Security Agreement" shall have the meaning provided in Section
5.13.

            "Security Agreement Collateral" shall mean all "Collateral" as defined in the Security Agreement.

            "Security Document" shall mean the Pledge Agreement, the Security Agreement and, after the execution and delivery thereof, each Additional Mortgage and each Additional Security Document.

            "Senior Subordinated Note Documents" shall mean the Senior Subordinated Notes, the Senior Subordinated Note Indenture and all other documents executed and delivered with respect to the Senior Subordinated Notes or Senior Subordinated Note Indenture.

            "Senior Subordinated Note Indenture" shall mean the indenture dated as of April 24, 1998, between the Borrower and the Senior Subordinated Note Indenture Trustee, as in effect on the Effective Date and as thereafter amended from time to time in accordance with the requirements thereof and of this Agreement.

            "Senior Subordinated Note Indenture Trustee" shall mean United States Trust Company of New York or any Successor thereto as trustee under the Senior Subordinated Note Indenture.

            "Senior Subordinated Notes" shall mean the Borrower's 9 1/8% Senior Subordinated Notes due 2008 and Floating Interest Rate Subordinated Term Securities due 2008, in each case issued pursuant to the Senior Subordinated
Note Indenture, as such notes may be modified, supplemented or amended from time to time pursuant to the terms hereof and thereof.

            "Shareholders' Agreements" shall have the meaning provided in
Section 5.05.

            "Specified EBITDA Amount" shall mean (x) for the fiscal year of the Borrower ending closest to December 31, 2000, $42,500,000, (y) for the fiscal year of the Borrower ending closest to December 31, 2001, $47,500,000, and (z) for the fiscal year of the Borrower ending closest to December 31, 2002, $52,500,000.

            "Standby Letter of Credit" shall have the meaning provided in
Section 2.01(a).

            "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met).

            "Start Date" shall mean, with respect to any Margin Adjustment Period, the first day of such Margin Adjustment Period.

            "Subsidiaries Guaranty" shall have the meaning provided in Section 5.11.

            "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

            "Subsidiary Guarantor" shall mean each Subsidiary of the Borrower designated as a "Subsidiary Guarantor" on Schedule VII hereto or which executes a guarantee after the Initial Borrowing Date pursuant to Section 8.11 or Section 8.12.

            "Swingline Expiry Date" shall mean the date which is two Business Days prior to the RL/AL Maturity Date.

            "Swingline Lender" shall mean BTCo.

            "Swingline Loan" shall have the meaning provided in Section 1.01(d).

            "Swingline Note" shall have the meaning provided in Section 1.05(d).

            "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Syndication Date" shall mean that date upon which the Administrative Agent determines in its sole discretion (and notifies the Borrower) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 13.04) has been completed.

            "Tax Sharing Agreement" shall have the meaning provided in Section 5.05.

            "Taxes" shall have the meaning provided in  Section 4.04(a).

            "Term Loan" shall have the meaning provided in Section 1.01(a).

            "Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I hereto directly below the column entitled "Term Loan Commitment," as same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.13 or 13.04.

            "Term Loan Maturity Date" shall mean April 24, 2003.

            "Term Note" shall have the meaning provided in Section 1.05(d).

            "Test Period" shall mean, except as otherwise provided in the definitions of Consolidated EBITDA and Consolidated Interest Expense, each period of four consecutive fiscal quarters of the Borrower then last ended taken as one accounting period, ended after the Initial Borrowing Date.

            "THL" shall mean Thomas H. Lee Company, a sole proprietorship located in Massachusetts.

            "THL Affiliates" shall mean any Affiliate of THL, PROVIDED that for purpose of the definition of "Change of Control," the term THL Affiliate shall not include any portfolio company of either THL or any Affiliate of THL.

            "THL Investor" shall mean and include Thomas H. Lee Equity Fund IV, L.P. or any limited or general partner, stockholder, officer, or employee of such THL Investor or any officer or employee of THL.

            "TL Scheduled Repayment" shall have the meaning provided in Section 4.02(b).

            "TL Scheduled Repayment Date" shall have the meaning provided in
Section 4.02(b).

            "Total Acquisition Loan Commitment" shall mean, at any time, the sum of the Acquisition Loan Commitments of each of the Lenders.

            "Total Available Revolving Loan Commitment" shall mean, (x) at any time prior to the Visionworks Lease Expiry Date, an amount (not less than zero) equal to the Total Revolving Loan Commitment at such time less $10,000,000 and
(y) at any time thereafter, the Total Revolving Loan Commitment.

            "Total Commitments" shall mean, at any time, the sum of the Commitments of each of the Lenders.

            "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

            "Total Term Loan Commitment" shall mean, at any time, the sum of the Term Loan Commitments of each of the Lenders.

            "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Revolving Loan Commitment, less (y) the sum of the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding plus the then aggregate amount of Letter of Credit Outstandings.

            "Trade Letter of Credit" shall have the meaning provided in Section 2.01(a).

            "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, I.E., Term Loans, Acquisition Loans, Revolving Loans and Swingline Loans.

            "Transaction" shall mean, collectively, (i) the Recapitalization Transaction, (ii) the Refinancing, (iii) the Existing Notes Defeasance, (iv) the incurrence of Loans and the issuance of the Senior Subordinated Notes on the Initial Borrowing Date and (v) the payment of fees and expenses owing in connection with the foregoing.

            "Transaction Documents" shall mean, collectively, (i) the Recapitalization Documents, (ii) the documents entered into in connection with the Refinancing, (iii) the Senior Subordinated Note Documents, (iv) the Equity Contribution Documents and (v) the Defeasance Documents.

            "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, I.E., whether a Base Rate Loan or a Eurodollar Loan.

            "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

            "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

            "United States" and "U.S." shall each mean the United States of America.

            "Unpaid Drawing" shall have the meaning provided for in Section 2.04(a).

            "Unutilized Revolving Loan Commitment" with respect to any Lender, at any time, shall mean such Lender's Revolving Loan Commitment at such time less the sum of (i) the aggregate outstanding principal amount of Revolving Loans made by such Lender and (ii) such Lender's Percentage of the Letter of Credit Outstandings in respect of Letters of Credit issued under this Agreement.

            "Visionworks Lease" shall mean Sublease, dated as of March 29, 1994, between Eckerd Corporation and Visionworks, Inc., as the same may be amended or modified pursuant to the terms hereof and thereof.

            "Visionworks Lease Expiry Date" shall mean the date on which the Visionworks Lease expires and the Borrower makes all payments required in connection with the expiration thereof as provided in such Visionworks Lease.

            "Voting Stock" shall mean any class or classes of capital stock of the Borrower pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of the Borrower.

            "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock (other than director's qualifying shares and/or other nominal numbers of shares required to be held by others under applicable law) is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

            "Working Capital" at any time shall mean Consolidated Current Assets (but excluding therefrom all cash and Cash Equivalents) less Consolidated Current Liabilities.

            "Year 4 Reference Amount" shall have the meaning provided in Section 4.02(c)(ii).

            SECTION 12.  THE AGENTS.

            12.01 APPOINTMENT. The Lenders hereby designate Bankers Trust Company as Administrative Agent (for purposes of this Section 12, the term "Administrative Agent" shall include Bankers Trust Company (and/or any of its affiliates) in its capacity as Collateral Agent pursuant to the Security Documents) to act as specified herein and in the other Credit Documents. The Lenders hereby designate Merrill Lynch Capital Corporation as Syndication Agent to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agents to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the respective Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. Each of the Agents may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

            12.02 NATURE OF DUTIES. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and the Security Documents. None of the Agents nor any of their respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by the respective such Person's gross negligence or willful misconduct. The duties of each Agent shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

            12.03 LACK OF RELIANCE ON THE AGENTS. Independently and without reliance upon any Agent, each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrower and its Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and its Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of the Borrower and its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of the Borrower and its Subsidiaries or the existence or possible existence of any Default or Event of Default.

            12.04 CERTAIN RIGHTS OF THE AGENTS. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender or the holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

            12.05 RELIANCE. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

            12.06 INDEMNIFICATION. To the extent any Agent is not reimbursed and indemnified by the Borrower the Lenders will reimburse and indemnify such Agent, in proportion to their respective "percentages" as used in determining the Required Lenders, for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct.

            12.07 EACH AGENT IN ITS INDIVIDUAL CAPACITY. With respect to its obligation to make Loans under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if they were not performing the duties specified herein, and may accept fees and other consideration from the Borrower or any other Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

            12.08 HOLDERS. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

            12.09 RESIGNATION BY THE AGENTS. (a) The Administrative Agent may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 20 Business Days' prior written notice to the Borrower and the Lenders. Such resignation shall take effect upon the appointment of a successor Administrative Agent pursuant to clauses (b) and (c) below or as otherwise provided below. Each other Agent may resign from the performance of all of its functions and duties hereunder and/or under the other Credit Documents at any time by giving notice to the Borrower, the Administrative Agent and the Lenders. Such resignation shall take effect upon delivery of such notice.

            (b) Upon any such notice of resignation by the Administrative Agent, the Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower.

            (c) If a successor Administrative Agent shall not have been so appointed within such 20 Business Day period, the Administrative Agent, with the consent of the Borrower (which shall not be unreasonably withheld or delayed), shall then appoint a commercial bank or trust company with capital and surplus of not less than $500,000,000 as successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Lenders appoint a successor Administrative Agent as provided above.

            (d) If no successor Administrative Agent has been appointed pursuant to clause (b) or (c) above by the 30th Business Day after the date such notice of resignation was given by the Administrative Agent, the Administrative Agent's resignation shall become effective and the Agents (if one or more so agrees), or if there are no Agents or no Agent so agrees, then the Required Lenders, shall thereafter perform all the duties of the Administrative Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above.

            SECTION 13.  MISCELLANEOUS.

            13.01 PAYMENT OF EXPENSES, ETC. The Borrower shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of (a) the Agents (including, without limitation, the reasonable fees and disbursements of White & Case and local counsel) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto relating to the syndication of Commitments hereunder or requested by any Credit Party, and of the Agents in connection with their syndication efforts with respect to this Agreement and of (b) the Agents and, following and during the continuation of an Event of Default, each of the Lenders in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for the Agents and, following and during the continuation of an Event of Default, for each of the Lenders, PROVIDED that the Borrower shall be obligated to pay the fees and disbursements of only one counsel to the Agents and the Lenders pursuant to this clause (i)(b) unless an Agent or Lender notifies the Borrower that it reasonably believes that its legal position differs from the other Agents or Lenders or that it may be subject to different claims or defenses than the other Agents and Lenders, in which case the Borrower will also pay the reasonable fees and disbursements of counsel of such Agent or Lender;
(iii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iv) indemnify each Agent and each Lender, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments, suits, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated in any Document (including, without limitation, the Transaction), or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or
(b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any location, whether or not owned or operated by the Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against the Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by the Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but, also in each case, excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless the Agents or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

            13.02 RIGHT OF SETOFF. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of the Borrower or such Credit Party, as applicable, to such Agent or such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

            13.03 NOTICES. Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, facsimile or cable communication) and mailed, telexed, telecopied, cabled or delivered: if to the Borrower, at the Borrower's address specified opposite its signature below; if to any Lender, at its address specified opposite its name on Schedule II below; and if to the Administrative Agent, at its Notice Office; or, as to any Credit Party or any of the Agents, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Borrower and the Agents. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex, telegraph, cable or telecopier, except that notices and communications to the Agents and the Borrower shall not be effective until received by the Agents or the Borrower, as the case may be.

            13.04 BENEFIT OF AGREEMENT. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED, HOWEVER, no Credit Party may assign or transfer any of its rights, obligations or interest hereunder or under any other Credit Document without the prior written consent of the Lenders and, PROVIDED FURTHER, that, although any Lender may transfer, assign or grant participations in its rights hereunder, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Commitments hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, PROVIDED FURTHER, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except (x) in connection with a waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in the Total Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof), (ii) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement or (iii) release all or substantially all of the Collateral under all of the Security Documents (except as expressly provided in the Credit Documents) supporting the Loans hereunder in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

            (b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Revolving Loan Commitment or its Acquisition Loan Commitment (and related outstanding Obligations hereunder), its outstanding Term Loans (or, if prior to the Initial Borrowing Date, its Term Loan Commitment) and/or its outstanding Acquisition Loans to (I) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company, (II) to one or more Lenders or (III) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Revolving Loan Commitments, Acquisition Loan Commitment and/or outstanding principal amount of Acquisition Loans and Term Loans (or, if prior to the Initial Borrowing Date, Term Loan Commitment) hereunder to one or more Eligible Transferees (treating any fund that invests in bank loans and any other fund that invests in bank loans and is managed or advised by the same investment advisor of such fund or by an Affiliate of such investment advisor as a single Eligible Transferee), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, PROVIDED that, (i) at such time Schedule I shall be deemed modified to reflect the Commitments (and/or outstanding Loans, as the case may be) of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes, new Notes will be issued, at the Borrower's expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender to the extent it is retaining any Commitments or Leases, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments (and/or outstanding Loans, as the case may be), (iii) the consent of the Administrative Agent and so long as no Default under Section 10.05 and no Event of Default then exists, the Borrower, shall be required in connection with any such assignment (each of which consents shall not be unreasonably withheld or delayed) and (iv) the Administrative Agent shall receive at the time of each such assignment pursuant to preceding clause (y), from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section 1.13 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under
Section 1.10, 1.11 or 4.04 from those being charged by the respective assigning Lender prior to such assignment, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective assignment).

            (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank.

            13.05 NO WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of any Agent or any Lender or any holder of any Note in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Borrower or any other Credit Party and any Agent or any Lender or the holder of any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent or any Lender or the holder of any Note would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent or any Lender or the holder of any Note to any other or further action in any circumstances without notice or demand.

            13.06 PAYMENTS PRO RATA. (a) Except as otherwise provided in this Agreement, the Administrative Agent agrees that promptly after its receipt of each payment from or on behalf of the Borrower or any Subsidiary Guarantor in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its PRO RATA share of any such payment) PRO RATA based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

            (b) Each of the Lenders agrees that, if it should receive any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Credit Documents, or otherwise), which is applicable to the payment of the principal of, or interest on, the Loans, Unpaid Drawings, Commitment Commission or Letter of Credit Fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such Obligation then owed and due to such Lender bears to the total of such Obligation then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Credit Party to such Lenders in such amount as shall result in a proportional participation by all the Lenders in such amount; PROVIDED that if all or any portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

            (c) Notwithstanding anything to the contrary contained herein, the provisions of the preceding Sections 13.06(a) and (b) shall be subject to the express provisions of this Agreement which require, or permit, differing payments to be made to Non-Defaulting Lenders as opposed to Defaulting Lenders.

            13.07 CALCULATIONS; COMPUTATIONS. (a) The financial statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with generally accepted accounting principles in the United States (or the equivalent thereof in any country in which a Foreign Subsidiary is doing business, as applicable) consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrower to the Lenders); PROVIDED that, except as otherwise specifically provided herein, all computations of Excess Cash Flow and all computations determining compliance with Section 4.02 and Sections 9.09 through 9.12, inclusive, shall utilize accounting principles and policies in conformity with those used to prepare the historical financial statements delivered to the Lenders for the first fiscal year of the Borrower ended January 3, 1998 (with the foregoing generally accepted accounting principles, subject to the preceding proviso, herein called "GAAP"), except that such computations shall not, in any event, (i) give effect to purchase accounting adjustments required or permitted by APB 16

(including non-cash write-up and non-cash charges relating to inventory and fixed assets, in each case arising in connection with the Borrower), and APB 17 (including non-cash charges relating to intangibles and goodwill arising in connection with the Borrower) and (ii) without duplication to the other adjustments provided herein, give effect to any charges in connection with accounting for the Transaction.

            (b) All computations of interest, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days (except for Base Rate Loans where the rate of interest is based on the Prime Lending Rate, in which case such computation shall be made on the basis of 365 or 366 days, as the case may be) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

            13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE PROVIDED IN CERTAIN OF THE MORTGAGES, BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH CREDIT PARTY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS AGREEMENT. THE BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY CREDIT PARTY AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT UNDER THIS AGREEMENT, ANY BANK OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL

PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY CREDIT PARTY IN ANY OTHER JURISDICTION.

            (b) THE BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            13.09 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            13.10 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which the Borrower and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent or, in the case of the Lenders, shall have given to the Administrative Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Administrative Agent will give the Borrower and each Lender prompt written notice of the occurrence of the Effective Date.

            13.11 HEADINGS DESCRIPTIVE. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            13.12 AMENDMENT OR WAIVER; ETC. (a) Neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders, PROVIDED that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) (with Obligations being directly affected in the case of following clause (i)), (i) extend the final scheduled maturity of any Loan or Note or extend the stated maturity of any Letter of Credit beyond the RL/AL Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (except

(x) in connection with the waiver of applicability of any post-default increase in interest rates and (y) that any amendment or modification to the financial definitions in this Agreement shall not constitute a reduction in the rate of interest for purposes of this clause (i)), or reduce the principal amount thereof (except to the extent repaid in cash), (ii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under all the Security Documents, (iii) amend, modify or waive any provision of this Section 13.12, (iv) reduce the percentage specified in the definition of Required Lenders (it being understood that, (x) without the consent of any Lender (other than such institution assuming an Acquisition Loan Commitment), additional extensions of credit resulting from the assumption of additional Acquisition Loan Commitments as set forth in Section 1.14 as in effect on the Effective Date and (y) with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement, in each such case, may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans, Acquisition Loans, the Acquisition Loan Commitments and the Revolving Loan Commitments are included on the Effective
Date) or (v) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement; PROVIDED FURTHER, that no such change, waiver, discharge or termination shall (u) increase the Commitments of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender),
(v) without the consent of the Swingline Lender or, in the case of Letters of Credit, the respective Issuing Lender, amend, modify or waive any provision of
Section 2 or alter its rights or obligations with respect to Letters of Credit or Swingline Loans, (w) without the consent of each Agent affected thereby, amend, modify or waive any provision of Section 12 as same applies to such Agent or any other provision as same relates to the rights or obligations of such Agent, (x) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, or
(y) without the consent of (I) the Majority Lenders of the respective Tranche, reduce the amount of, or extend the date of, any Scheduled Repayment applicable to such Tranche and (II) the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders (it being understood that (x) without the consent of any Lender (other than such institution assuming an Acquisition Loan Commitment), additional extensions of credit resulting from the assumption of additional Acquisition Loan Commitments as set forth in Section 1.14 as in effect on the Effective Date, and (y) with the consent of the Requird Lenders, additional extensions of credit pursuant to this Agreement, in each such case, may be included in the determination of the Majority Lenders on substantially the same basis as the extensions of Term Loans, Acquisition Loans, the Acquisition Loan Commitments and the Revolving Loan Commit ments are included on the Effective Date) or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01(a) or 4.02 (excluding Sections 4.02(b) and (c)) (although (x) the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered and
(y) if an additional Tranche or Tranches of Term Loans are extended after the Initial Borrowing Date with the consent of the Required Lenders as required above, such Tranches may be included on a pro rata basis in the various prepayments or repayments of Term Loans required pursuant to Sections 4.01(a) and 4.02 (excluding Sections 4.02(b) and (c) and any section providing Scheduled Repayments for any new Tranche of Term Loans).

            (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (v), inclusive, of the first proviso to Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Borrower shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders (or, at the option of the Borrower if the respective Lender's consent is required with respect to less than all Tranches of Loans (or related Commitments), to replace only the respective Tranche or Tranches of Commitments and/or Loans of the respective non-consenting Lender which gave rise to the need to obtain such Lender's individual consent) with one or more Replacement Lenders pursuant to
Section 1.13 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate such non-consenting Lender's Acquisition Loan Commitment or Revolving Loan Commitment (if such Lender's consent is required as a result of its Acquisition Loan Commitment or Revolving Loan Commitment) and/or repay each outstanding Acquisition Loans or Term Loans of such Lender which gave rise to the need to obtain such Lender's consent, in accordance with Sections 3.02(b) and/or 4.01(iv), PROVIDED that, unless the Commitments are terminated, and Loans repaid, pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of Existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause
(B) the Required Lenders (determined before giving effect to the proposed action) shall specifically consent thereto, PROVIDED further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Revolving Loan Commitment or Acquisition Loan Commitment or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to
Section 13.12(a).

            13.13 SURVIVAL. All indemnities set forth herein including, without limitation, in Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06 shall, subject to Section 13.15 (to the extent applicable), survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Loans.

            13.14 DOMICILE OF LOANS. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.10, 1.11, 2.05 or 4.04 from those being charged by the respective Lender prior to such transfer, then the Borrower shall not be obligated to pay such increased costs (although the Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the respective transfer).

            13.15 LIMITATION ON ADDITIONAL AMOUNTS, ETC. Notwithstanding anything to the contrary contained in Sections 1.10, 1.11, 2.05 or 4.04 of this Agreement, unless a Lender gives notice to the Borrower that it is obligated to pay an amount under any such Section within one year after the later of (x) the date the Lender incurs the respective increased costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital or (y) the date such Lender has actual knowledge of its incurrence of the respective increased costs, Taxes, loss, expense or liability, reductions in amounts received or receivable or reduction in return on capital, then such Lender shall only be entitled to be compensated for such amount by the Borrower pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be, to the extent the costs, Taxes, loss, expense or liability, reduction in amounts received or receivable or reduction in return on capital are incurred or suffered on or after the date which occurs one year prior to such Lender giving notice to the Borrower that it is obligated to pay the respective amounts pursuant to said Section 1.10, 1.11, 2.05 or 4.04, as the case may be. This
Section 13.15 shall have no applicability to any Section of this Agreement other than said Sections 1.10, 1.11, 2.05 and 4.04.

            13.16 CONFIDENTIALITY. (a) Subject to the provisions of clause (b) of this Section 13.16, each Lender agrees that it will use its reasonable efforts not to disclose without the prior consent of the Borrower (other than to its employees, auditors, professional advisors or counsel, to affiliates or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 13.16 to the same extent as such Lender) any information with respect to the Borrower or any of its Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document and which is designated by the Borrower to the Lenders in writing as confidential, PROVIDED that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section 13.16(a) by the respective Lender, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors or to the National Association of Insurance Commissioners (to the extent necessary to receive the benefits of any law or regulation governing such Lender's investments), (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Lender, (e) to the Agents or the Collateral Agent, (f) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about such Lender's investment portfolio in connection with ratings issued with respect to such Lender, (g) to any prospective or actual transferee or participant in connection with any contemplated assignment, transfer or participation of any of the Notes or Commitments or any interest therein by such Lender and (h) to any direct or indirect counterparty with a Lender or its affiliate in a swap agreement with respect to such Lender's Loans, PROVIDED that in he case of clauses (g) and (h) such prospective transferee agrees to be bound by the confidentiality provisions contained in this Section 13.16.

            (b) The Borrower hereby acknowledges and agrees that each Lender may share with any of its affiliates any information related to the Borrower or any of its Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Borrower and its Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.16 to the same extent as such Lender).

            13.17 REGISTER. The Borrower hereby designates the Administrative Agent to serve as the Borrower's agent, solely for purposes of this Section 13.17, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation shall not affect the Borrower's obligations in respect of such Loans. With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to
Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. The Borrower agrees to indemnify the Administrative Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Administrative Agent in performing its duties under this Section 13.17 except when caused by the gross negligence or willful misconduct of the Administrative Agent.

            13.18 USURY LAWS. (a) It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, the parties hereto stipulate and agree that none of the terms and provisions contained in the Notes, this Agreement, or any of the other Credit Documents shall ever be construed to create a contract to pay to any Lender for the use, forbearance, or detention of money at a rate in excess of the Highest Lawful Rate applicable to such Lender, and that for purposes hereof, "interest" shall include the aggregate of all charges or other consideration which constitute interest under applicable laws and are contracted for, taken, reserved, charged, or received under any of this Agreement, the Notes, or the other Credit Documents or otherwise in connection with the transactions contemplated by this Agreement. Further, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Credit Document or agreement entered into in connection with or as security for the Notes, it is agreed as follows: the aggregate of all consideration which constitutes interest under law applicable to each such Lender that is contracted for, taken, reserved, charged, or received by such Lender under the Notes, this Agreement, or under any of the other aforesaid Credit Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by the law applicable to such Lender, and any excess shall be credited by such Lender on the principal amount of the Indebtedness of the Borrower owed to such Lender (or, if the principal amount of such Indebtedness shall have been paid in full, to the extent such interest has been received by a Lender, it shall be refunded by such Lender to the Borrower). The provisions of this Section 13.18(a) shall control over all other provisions of this Agreement, the Notes, and the other Credit Documents which may be in apparent conflict herewith. The parties further stipulate and agree that, without limitation on the foregoing, all calculations of the rate or amount of interest contracted for, taken, reserved, charged or received under any of this Agreement, the Notes, and the other Credit Documents which are made for the purpose of determining whether such rate or amount exceed the Highest Lawful Rate shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocting, and spreading during the period of the full stated term of the Indebtedness, and if longer and if permitted by applicable law, until payment in full, all interest at any time so contracted for, taken, reserved, charged, or received.

            (b) If at any time the effective rate of interest any Lender's Notes would exceed the Highest Lawful Rate applicable to such Lender (taking into account the interest rate applicable to such Indebtedness pursuant to the other provisions of this Agreement, plus all additional charges and consideration which have been contracted for, taken, reserved, charged, or received under this Agreement, such Lender's Notes and the other Credit Documents, or any of them, and which additional charges or consideration (the "Additional Charges") constitute interest with respect to such Indebtedness), the effective interest rate to apply to such Indebtedness made by a Lender shall be limited to the Highest Lawful Rate, but any subsequent reductions in the interest rate applicable to such Indebtedness owed to such Lender shall not reduce the effective interest rate to apply to such Indebtedness owed to such Lender below the Highest Lawful Rate applicable to such Lender until the total amount of interest accrued on such Indebtedness equals the amount of interest which would have accrued if the Interest Rate from time to time applicable to such Indebtedness owed to such Lender had at all times been in effect with respect to such Indebtedness pursuant to the other provisions of this Agreement and if the Lender had collected all Additional Charges called for under this Agreement, the Notes, and the other Credit Documents. If at maturity or final payment of such Lender's Notes the total amount of interest accrued on such Lender's Notes (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Lender's Notes, and taking into account the limitations of the first sentence of this Section 13.18(b)) is less than the total amount of interest which would have accrued if the interest rate or interest rates applicable to the Indebtedness from time to time outstanding under such Lender's Notes had at all times been in effect pursuant to the other provisions of this Agreement, then the respective Borrower agrees, to the fullest extent permitted by the laws applicable to such Lender, to pay to such Lender an amount equal to the difference between (i) the lesser of (1) the amount of interest which would have accrued on such lender's Notes if the Highest Lawful Rate had at all times been in effect (but excluding, for purposes of calculating such amount of interest, any Additional Charges which constitute interest with respect to such Lender's Notes), or (2) the amount of interest which would have accrued on such lender's Notes if the interest rate or interest rates applicable to the Indebtedness from time to time outstanding under such Lender's Notes had at all times been in effect pursuant to the other provisions of this Agreement (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such lender's Notes) less (ii) the amount of interest actually accrued on such lender's Notes (including amounts designated as "interest" plus any Additional Charges which constitute interest with respect to such Lender's Notes).

            13.19 MISCELLANEOUS. The parties hereto acknowledge and agree that the maximum aggregate amount of the commitments hereunder on the Initial Borrowing Date and permitted in the future under this Agreement as in effect on the Initial Borrowing Date equals $190,000,000.

                                    * * *

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

ADDRESS

  11103 West Avenue                               EYE CARE CENTERS OF
  San Antonio, TX 78213                           AMERICA, INC.


                                                  By: /S/ MARK PEARSON
                                                  -------------------------
                                                  Title: Chief Financial Officer

                                                                      SCHEDULE I

                                                    COMMITMENTS

                                                REVOLVING LOAN              TERM LOAN              ACQUISITION LOAN
BANK                                              COMMITMENT                COMMITMENT                COMMITMENT
----                                              ----------                ----------                ----------
Bankers Trust Company                           $3,625,000.00             $5,696,428.58             $5,178,571.42
Merrill Lynch Capital Corporation               $3,625,000.00             $5,696,428.58             $5,178,571.42
Creditanstalt Corporate Finance,                $3,000,000.00             $4,714,285.71             $4,285,714.29
Inc.

Fleet National Bank                             $3,000,000.00             $4,714,285.71             $4,285,714.29
NationsBank of Texas                            $3,000,000.00             $4,714,285.71             $4,285,714.29
BankBoston, N.A.                                $2,250,000.00             $3,535,714.29             $3,214,285.71
The Long-Term Credit Bank of                    $2,250,000.00             $3,535,714.29             $3,214,285.71
Japan, Limited, New York Branch
Societe Generale                                $2,250,000.00             $3,535,714.29             $3,214,285.71
Bank of Nova Scotia                             $2,000,000.00             $3,142,857.14             $2,857,142.86
City National Bank                              $2,000,000.00             $3,142,857.14             $2,857,142.86
Compagnie Financiere de CIC et                  $2,000,000.00             $3,142,857.14             $2,857,142.86
de L'Union Europeenne
Credit Lyonnais New York Branch                 $2,000,000.00             $3,142,857.14             $2,857,142.86
Heller Financial, Inc.                          $2,000,000.00             $3,142,857.14             $2,857,142.86
Royal Bank of Canada                            $2,000,000.00             $3,142,857.14             $2,857,142.86

-----------------------------------------------------------------------------------------------------------------------
TOTALS                                          $35,000,000.00            $55,000,000.00            $50,000,000.00
=======================================================================================================================

                                                                     SCHEDULE II

                                                  BANK ADDRESSES

Bankers Trust Company                       130 Liberty Street
                                            New York, New York  10006
                                            Telephone No.:  (212) 250-9535
                                            Telecopier No.:  (212) 669-1533
                                            Attention:  Mr. Keith Stimson

Merrill Lynch Capital Corporation           World Financial Center
c/o Merrill Lynch & Co.                     North Tower
                                            250 Vesey Street
                                            New York, NY  10128
                                            Telephone No.:  (212) 449-1000
                                            Telecopier No.:  (212) 449-1885
                                            Attention:  Mr. Ben Lau
                                                           Mr. Sarang R. Gadkari

Creditanstalt Corporate Finance, Inc.       Two Ravinia Drive
                                            Suite 1680
                                            Atlanta, GA 30346
                                            Telephone No.: (770) 390-1850
                                            Telecopier No.: (770) 390-1851
                                            Attention:   Mr. John Taylor

Fleet National Bank                         One Federal Street
                                            MS: MA OF DO3C
                                            Boston, MA 02110
                                            Telephone No.: (617) 346-4889
                                            Telecopier No.: (617) 346-4806
                                            Attention: Mr. James Silva

NationsBank of Texas                        300 Convent
                                            San Antonio, TX 78205-3701
                                            Telephone No.: (210) 270-5300
                                            Telecopier No.: (210) 270-5569
                                            Attention: Mr. D. Kirk McDonald

BankBoston, N.A.                            100 Federal Street
                                            MS: 01-08-05
                                            Boston, MA 02110-2016
                                            Telephone No.: (617) 434-8223
                                            Telecopier No.: (617) 434-4929
                                            Attention: Mr. Greg Clark

The Long-Term Credit Bank of                165 Broadway
Japan, Limited, New York Branch             49th Floor
                                            New York, NY 10006
                                            Telephone No.: (212) 335-4523
                                            Telecopier No.: (212) 335-4524
                                            Attention: Akira Iwamoto

Societe Generale                            1221 Avenue of the Americas
                                            New York, NY 10020
                                            Telephone No.: (212) 278-6435
                                            Telecopier No.: (212) 278-6178
                                            Attention: Mr. Jose Gutierrez

Bank of Nova Scotia                         28 State Street
                                            12th Floor
                                            Boston, MA 02109
                                            Telephone No.: (617) 624-7612
                                            Telecopier No.: (617) 954-2177
                                            Attention: Mr. Steve Foley

City National Bank                          400 North Roxbury Drive
                                            Beverly Hills, CA 90210
                                            Telephone No.: (310) 888-6132
                                            Telecopier No.: (310) 888-6549
                                            Attention: Mr. Kim Bingham

Compagnie Financiere de CIC et              520 Madison Avenue
de L'Union Europeenne                       37th Floor
                                            New York, NY 10022
                                            Telephone No.: (212) 715-4413
                                            Telecopier No.: (212) 715-4535
                                            Attention: Mr. Sean Mounier

Credit Lyonnais New York Branch             1301 Avenue of the Americas
                                            New York, NY 10019-6022
                                            Telephone No.: (212) 261-7000
                                            Telecopier No.: (212) 459-3170
                                            Attention: Mr. Mark Koneval

Heller Financial, Inc.                      500 West Monroe Street
                                            Chicago, IL 60661
                                            Telephone No.: (312) 441-7035
                                            Telecopier No.: (312) 441-7357
                                            Attention: Mr. Patrick Hayes

Royal Bank of Canada                        600 Wilshire Blvd.
                                            Suite 800
                                            Los Angeles, CA 90017
                                            Telephone No.: (213) 955-5300
                                            Telecopier No.: (213) 955-5350
                                            Attention: Mr. Athar Khan

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  Amount and Terms of Credit.......................................1

         1.01  The Commitments...............................................1
         1.02  Minimum Amount of Each Borrowing..............................4
         1.03  Notice of Borrowing...........................................4
         1.04  Disbursement of Funds.........................................5
         1.05  Evidence of Debt; Notes.......................................5
         1.06  Conversions...................................................7
         1.07  Pro Rata Borrowings...........................................8
         1.08  Interest......................................................8
         1.09  Interest Periods..............................................9
         1.10  Increased Costs, Illegality, etc.............................10
         1.11  Compensation.................................................12
         1.12  Change of Lending Office.....................................13
         1.13  Replacement of Lenders.......................................13
         1.14  Additional Acquisition Loan Commitments......................14

SECTION 2.  Letters of Credit...............................................15

         2.01  Letters of Credit............................................15
         2.02  Letter of Credit Requests....................................16
         2.03  Letter of Credit Participations..............................17
         2.04  Agreement to Repay Letter of Credit Drawings.................19
         2.05  Increased Costs..............................................20

SECTION 3.  Commitment Commission; Fees; Reductions of Commitment...........20

         3.01  Fees.........................................................20
         3.02  Voluntary Termination of Unutilized Commitments..............21
         3.03  Mandatory Reduction of Commitments...........................22

SECTION 4.  Prepayments; Payments; Taxes....................................23

         4.01  Voluntary Prepayments........................................23
         4.02  Mandatory Repayments and Commitment Reductions...............25
         4.03  Method and Place of Payment..................................29
         4.04  Net Payments; Taxes..........................................29

                                                                          Page
                                                                          ----
SECTION 5.  Conditions Precedent to Loans..................................32

         5.01  Execution of Agreement; Notes...............................32
         5.02  Fees, etc...................................................32
         5.03  Opinions of Counsel.........................................32
         5.04  Corporate Documents; Proceedings; etc.......................32
         5.05  Employee Benefit Plans; Shareholders' Agreements;
                Management Agreements; Collective Bargaining Agreements;
                Debt Agreements; Acquisition
                Documents; Tax Sharing Agreements..........................33
         5.06  Consummation of Recapitalization Transaction................34
         5.07  Senior Subordinated Notes...................................35
         5.08 Existing Note Defeasance.....................................35
         5.09  Refinancing.................................................36
         5.10  Indebtedness................................................36
         5.11  Subsidiaries Guaranty.......................................36
         5.12  Pledge Agreement............................................36
         5.13  Security Agreement..........................................37
         5.14  Consent Letter..............................................37
         5.15  Adverse Change, etc.........................................37
         5.16  Litigation..................................................38
         5.17  Solvency Opinion; Environmental Analyses; Insurance.........38
         5.18  Pro Forma Balance Sheet; Financial Statements; Projections..38

SECTION 6.  Conditions Precedent to All Credit Events......................38

         6.01  No Default; Representations and Warranties..................38
         6.02  Notice of Borrowing; Letter of Credit Request...............39

SECTION 7.  Representations, Warranties and Agreements.....................39

         7.01  Corporate Status............................................39
         7.02  Corporate Power and Authority...............................39
         7.03  No Violation................................................40
         7.04  Litigation..................................................40
         7.05  Use of Proceeds: Margin Regulations.........................40
         7.06  Governmental Approvals......................................41
         7.07  Investment Company Act......................................41
         7.08  Public Utility Holding Company Act..........................41
         7.09  True and Complete Disclosure................................41
         7.10  Financial Condition, Financial Statements...................42
         7.11  Security Interests..........................................43
         7.12  Representations and Warranties in Other Documents...........43

                                                                            Page
                                                                            ----
         7.13  Transaction..................................................43
         7.14  Compliance with ERISA........................................44
         7.15  Capitalization...............................................45
         7.16  Subsidiaries.................................................45
         7.17  Intellectual Property........................................45
         7.18  Compliance with Statutes, etc................................45
         7.19  Environmental Matters........................................46
         7.20  Properties...................................................46
         7.21  Labor Relations..............................................47
         7.22  Tax Returns and Payments.....................................47
         7.23  Existing Indebtedness........................................47
         7.24  Senior Subordinated Notes....................................48

SECTION 8.  Affirmative Covenants...........................................48

         8.01  Information Covenants........................................48
         8.02  Books, Records and Inspections...............................51
         8.03  Insurance....................................................52
         8.04  Payment of Taxes.............................................52
         8.05  Corporate Franchises.........................................53
         8.06  Compliance with Statutes, etc................................53
         8.07  Compliance with Environmental Laws...........................53
         8.08  ERISA........................................................54
         8.09  Good Repair..................................................55
         8.10  End of Fiscal Years; Fiscal Quarters.........................55
         8.11  Additional Security; Further Assurances......................55
         8.12  Foreign Subsidiaries Security................................57
         8.13  Performance of Obligations...................................58
         8.14  Consummation of Transaction..................................58
         8.15  Existing Notes Redemption....................................58

SECTION 9.  Negative Covenants..............................................58

         9.01  Business.....................................................58
         9.02  Consolidation, Merger, Purchase or Sale of Assets, etc.......58
         9.03  Liens........................................................61
         9.04  Indebtedness.................................................63
         9.05  Designated Senior Debt.......................................65
         9.06  Advances, Investments and Loans..............................65
         9.07  Dividends....................................................68
         9.08  Transactions with Affiliates.................................69

                                                                            Page
                                                                            ----
         9.09  Capital Expenditures.........................................70
         9.10  Consolidated Interest Coverage Ratio.........................71
         9.11  Minimum Consolidated EBITDA..................................72
         9.12  Maximum Leverage Ratio.......................................72
         9.13  Limitation on Prepayments and Modifications of Indebtedness;
               Modifications of Certificate of Incorporation,
               By-Laws and Certain Other Agreements; etc....................73
         9.14  Limitation on Certain Restrictions on Subsidiaries...........73
         9.15  Limitation on Creation of Subsidiaries.......................74
         9.16  Maintenance of Corporate Separateness, etc...................74
         9.17  Limitation on Issuance of Capital Stock......................74

SECTION 10.  Events of Default..............................................75

         10.01  Payments....................................................75
         10.02  Representations, etc........................................75
         10.03  Covenants...................................................75
         10.04  Default Under Other Agreements..............................75
         10.05  Bankruptcy, etc.............................................76
         10.06  ERISA.......................................................76
         10.07  Security Documents..........................................77
         10.08  Guaranties..................................................77
         10.09  Judgments...................................................77
         10.10  Ownership...................................................77

SECTION 11.  Definitions and Accounting Terms...............................78

         11.01  Defined Terms...............................................78

SECTION 12.  The Agents.....................................................06

         12.01  Appointment.................................................06
         12.02  Nature of Duties............................................07
         12.03  Lack of Reliance on the Agents..............................07
         12.04  Certain Rights of the Agents................................07
         12.05  Reliance....................................................08
         12.06  Indemnification.............................................08
         12.07  Each Agent in its Individual Capacity.......................08
         12.08  Holders.....................................................08
         12.09  Resignation by the Agents...................................08

SECTION 13.  Miscellaneous..................................................09

         13.01  Payment of Expenses, etc....................................09

                                                                            Page
                                                                            ----
         13.02  Right of Setoff.............................................110
         13.03  Notices.....................................................111
         13.04  Benefit of Agreement........................................111
         13.05  No Waiver; Remedies Cumulative..............................113
         13.06  Payments Pro Rata...........................................113
         13.07  Calculations; Computations..................................114
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE;
                 WAIVER OF JURY TRIAL.......................................114
         13.09  Counterparts................................................115
         13.10  Effectiveness...............................................115
         13.11  Headings Descriptive........................................115
         13.12  Amendment or Waiver; etc....................................116
         13.13  Survival....................................................117
         13.14  Domicile of Loans...........................................118
         13.15  Limitation on Additional Amounts, etc.......................118
         13.16  Confidentiality.............................................118
         13.17  Register....................................................119
         13.18  Usury Laws..................................................119
         13.19  Miscellaneous...............................................121

         SCHEDULE I                 Commitments (sec.sec. 3.02, 4.01, 11.01,
                                    13.04(b))
         SCHEDULE II                Bank Addresses (sec. 13.03)
         SCHEDULE III               Real Property (sec.sec. 5.14, 7.11, 7.20)
         SCHEDULE IV                Existing Liens (sec. 9.03)
         SCHEDULE V                 Existing Indebtedness (sec.sec. 5.10, 7.23,
                                    9.04)
         SCHEDULE VI                Insurance (sec. 8.03)
         SCHEDULE VII               Subsidiaries (sec.sec. 7.16)
         SCHEDULE VIII              Capitalization (sec. 7.15)
         SCHEDULE IX                Investments (sec. 9.06)

         EXHIBIT A                  Notice of Borrowing (sec. 1.03(a))
         EXHIBIT B-1                Term Note (sec. 1.05(d))
         EXHIBIT B-2                Acquisition Note (sec. 1.05(d))
         EXHIBIT B-3                Revolving Note (sec. 1.05(d))
         EXHIBIT B-4                Swingline Note (sec. 1.05(d))
         EXHIBIT C                  Acquisition Commitment Assumption Agreement
                                    (sec. 1.14)

         EXHIBIT D                  Letter of Credit Request (sec. 2.02(a))
         EXHIBIT E                  Section 4.04(b)(ii) Certificate
                                    (sec. 4.04(b)(ii))
         EXHIBIT F                  Opinion of Hutchins, Wheeler & Dittmar
                                    (sec. 5.03)
         EXHIBIT G                  Officers' Certificate (sec. 5.04(a))
         EXHIBIT H                  Subsidiaries Guaranty (sec. 5.11)
         EXHIBIT I                  Pledge Agreement (sec. 5.12)
         EXHIBIT J                  Security Agreement (sec. 5.13)
         EXHIBIT K                  Assignment and Assumption Agreement
                                    (sec.sec. 1.13, 13.04(b), 13.17)

                                                                       EXHIBIT A

                               NOTICE OF BORROWING

____, 19__
Bankers Trust Company, as
  Administrative Agent for the Lenders
  party to the Credit Agreement
  referred to below
130 Liberty Street
New York, New York 10006

Attention:  Joe Regan

Ladies and Gentlemen:

The undersigned, Eye Care Centers of America, Inc. (the "Borrower"), refers to the Credit Agreement, dated as of April 23, 1998 (as amended from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among Eye Care Centers of America, Inc., various Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent for such Lenders, and Merrill Lynch Capital Corporation, as Syndication Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.03(a) of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 1.03(a) of the Credit Agreement:

            (i) The Business Day of the Proposed Borrowing is  ____________.(1)


            (ii) The aggregate principal amount of the Proposed Borrowing is $_________.

            (iii) The Proposed Borrowing is to consist of [Term Loans] [Acquisition Loans] [Revolving Loans] [Swingline Loans].

            (iv) The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [Eurodollar Loans].

--------

(1) Shall be a Business Day at least one Business Day in the case of Base Rate Loans and three Business Days in the case of Eurodollar Loans, in each case, after the date hereof.

            (v) The initial Interest Period for the Proposed Borrowing is month(s)___.(2)

            The undersigned hereby certifies that the following statements are true and correct on the date hereof, and will be true and correct on the date of the Proposed Borrowing:

            (A) the representations and warranties contained in the Credit Documents are and will be true and correct in all material respects, both before and after giving effect to the Proposed Borrowing and to the application of the proceeds thereof, as though made on such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

            (B) no Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds thereof.

                                            Very truly yours,

                                            EYE CARE CENTERS OF AMERICA, INC.


                                            By
                                               ---------------------------------
                                                 Name:
                                                 Title:

----------

(2) To be included for a Proposed Borrowing of Eurodollar Loans.

                                                                     EXHIBIT B-1

                                    TERM NOTE

$5,696,428.58                                                 New York, New York

                                                              April 24, 1998

            FOR VALUE RECEIVED, EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, N.Y. 10006, on the Term Loan Maturity Date (as defined in the Agreement referred to below) the principal sum of FIVE MILLION SIX HUNDRED NINETY SIX THOUSAND FOUR HUNDRED TWENTY EIGHT DOLLARS AND FIFTY EIGHT CENTS ($5,696,428.58) or, if less, the then unpaid principal amount of all Term Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

            This Note is one of the Term Notes referred to in the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of each Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the Term Loan Maturity Date, in whole or in part, as provided in the Agreement and Term Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-1
                                                                          Page 2

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                          EYE CARE CENTERS OF
                                                          AMERICA, INC.


                                                          By:
                                                            --------------------
                                                            Title:

                                                                     EXHIBIT B-2

                                ACQUISITION NOTE

$5,178,571.42                                                 New York, New York

                                                                  April 24, 1998

            FOR VALUE RECEIVED, EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Adminsitrative Agent") located at 130 Liberty Street, New York, N.Y. 10006, on the RL/AL Maturity Date (as defined in the Agreement referred to below) the principal sum of FIVE MILLION ONE HUNDRED SEVENTY EIGHT THOUSAND FIVE HINDRED SEVENTY ONE DOLLARS AND FORTY TWO CENTS ($5,178,571.42) or, if less, the then unpaid principal amount of all Acquisition Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

            This Note is one of the Acquisition Notes referred to in the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of each Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the RL/AL Maturity Date, in whole or in part, as provided in the Agreement and Acquisition Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-2
                                                                          Page 2

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                                                     EYE CARE CENTERS OF
                                                     AMERICA, INC.


                                                     By
                                                           Title:

                                                                     EXHIBIT B-3

                                 REVOLVING NOTE


$3,625,000.00                                                 New York, New York
                                                                  April 24, 1998

            FOR VALUE RECEIVED, EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Lender"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Adminsitrative Agent") located at 130 Liberty Street, New York, N.Y. 10006, on the RL/AL Maturity Date (as defined in the Agreement referred to below) the principal sum of THREE MILLION SIX HUNDRED TWENTY FIVE THOUSAND DOLLARS ($3,625,000.00) or, if less, the then unpaid principal amount of all Revolving Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

            This Note is one of the Revolving Notes referred to in the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of each Guaranty (as defined in the Agreement). As provided in the Agreement, this Note is subject to voluntary prepayment and mandatory repayment prior to the RL/AL Maturity Date, in whole or in part, as provided in the Agreement and Revolving Loans may be converted from one Type (as defined in the Agreement) into another Type to the extent provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-3
                                                                          Page 2

            THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                                     EYE CARE CENTERS OF
                                                     AMERICA, INC.


                                                      By
                                                           Title:

                                                                     EXHIBIT B-4


                                 SWINGLINE NOTE


$5,000,000.00                                                 New York, New York
                                                                  April 24, 1998



            FOR VALUE RECEIVED, EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Borrower"), hereby promises to pay to BANKERS TRUST COMPANY or its registered assigns (the "Bank"), in lawful money of the United States of America in immediately available funds, at the office of Bankers Trust Company (the "Administrative Agent") located at 130 Liberty Street, New York, N.Y. 10006, on the Swingline Expiry Date (as defined in the Agreement referred to below) the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if less, the then unpaid principal amount of all Swingline Loans (as defined in the Agreement) made by the Lender pursuant to the Agreement.

            The Borrower promises also to pay interest on the unpaid principal amount hereof in like money at said office from the date hereof until paid at the rates and at the times provided in Section 1.08 of the Agreement.

            This Note is the Swingline Note referred to in the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various Lenders from time to time party thereto, Bankers Trust Company, as Administrative Agent for such Lender, and Merrill Lynch Capital Corporation, as Syndication Agent (as from time to time in effect, the "Agreement") and is entitled to the benefits thereof and of the other Credit Documents (as defined in the Agreement). This Note is secured by the Security Documents (as defined in the Agreement) and is entitled to the benefits of each Guaranty (as defined in the Agreement). This Note is subject to voluntary prepayment and mandatory prepayment prior to the Swingline Expiry Date, in whole or in part, as provided in the Agreement.

            In case an Event of Default (as defined in the Agreement) shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement.

            The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                                                                     Exhibit B-4
                                                                          Page 2

                  THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

EYE CARE CENTERS OF
AMERICA, INC.


                                                      By
                                                            Title:

                                                                       EXHIBIT C

               FORM OF ACQUISITION COMMITMENT ASSUMPTION AGREEMENT

                              [Letterhead of Bank]

                                                            _____________, 199__

Eye Care Centers of America, Inc.
11103 West Avenue
San Antonio, Texas  78213

RE  ACQUISITION LOAN COMMITMENTS

Gentlemen:

            Reference is hereby made to the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

            We hereby commit to provide $____________ of the Total Acquisition Loan Commitment (our "New Commitment"), on the terms and subject to the conditions set forth in the Credit Agreement.

            [We (i) confirm that we have received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as we have deemed appropriate to make our own credit analysis and decision to enter into this Acquisition Commitment Assumption Agreement; (ii) agree that we will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as we shall deem appropriate at the time, continue to make our own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoint and authorize the Administrative Agent and the Collateral Agent to take such action as agent on our behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (iv) agree that we will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by us as a Lender[; and (v) to the extent legally entitled to do so, attaches the forms

                                                                       EXHIBIT C
                                                                          Page 2

described in Section 13.04(b) of the Credit Agreement.](1) Upon the delivery of a fully executed original hereof to the Administrative Agent, we shall be a party to the Credit Agreement and, to the extent provided in this Acquisition Commitment Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents.](2)

            You may accept this letter by signing the enclosed copies in the space provided below, and returning one copy of same to us and delivering one copy of same to the Administrative Agent before the close of business on ____________, 19__. If you do not so accept this letter, our New Commitment shall be deemed cancelled.

----------
(1) Insert bracketed language if the lending institution is organized under the laws of a jurisdiction outside the United States.
(2) Insert bracketed language if the lending institution is not already a Lender.

                                                                       EXHIBIT C
                                                                          Page 3

            THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND MAY BE MODIFIED ONLY IN WRITING.

                                                          Very truly yours,

                                                          [NAME OF LENDER]


                                                          By:
                                                             -------------------
                                                              Title:

Agreed and Accepted

this____day of_____, 19__:

EYE CARE CENTERS OF AMERICA, INC.


By:
   --------------------------------
     Title:


Consented to by:

BANKERS TRUST COMPANY,
     as Administrative Agent


By:
  ----------------------------------
       Title:

                                                                       EXHIBIT D

                            LETTER OF CREDIT REQUEST

No. 1    Dated   2
   ----        ----
Bankers Trust Company, as Administrative Agent under the Credit Agreement (as amended, modified or supplemented from time to time, the "Credit Agreement"), dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent
130 Liberty Street
New York, New York 10006
Attention:  Keith Stimson

[Name and Address of applicable Issuing Lender

Attention:                          ]
          --------------------------

Dear Sirs:

      We hereby request that [name of proposed Issuing Bank], in its individual capacity, issue a [Standby] [Trade] Letter of Credit for the account of the undersigned on (3) (the "Date of Issuance") in the aggregate stated amount of
(4) The requested Letter of Credit shall be denominated in Dollars.

            For purposes of this Letter of Credit Request, unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the respective meaning provided therein.

            The beneficiary of the requested Letter of Credit will be (5) , and such Letter of Credit will be in support of (6) and will have a stated expiration date of (7) .

----------
(1) Letter of Credit Request Number.
(2) Date of Letter of Credit Request.
(3) Date of Issuance which shall be at least five Business Days after the date of this Letter of Credit Request (or such shorter period as is acceptable to the respective Issuing Lender).
(4) Aggregate initial stated amount of Letter of Credit.
(5) Insert name and address of beneficiary.
(6) Insert description of L/C Supportable Indebtedness and describe obligation to which it relates in the case of Standby Letters of Credit and a description of the sellers and sale of goods or
                                                                  (continued...)

                                                                       EXHIBIT D
                                                                          Page 2

                  We hereby certify that:

                  (1) the representations and warranties contained in the Credit
            Documents will be true and correct in all material respects on the Date of Issuance, both before and after giving effect to the issuance of the Letter of Credit requested hereby (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and

                  (2) no Default or Event of Default has occurred and is
            continuing nor, after giving effect to the issuance of the Letter of Credit requested hereby, would such a Default or an Event of Default occur.

                  Copies of all relevant documentation with respect to the supported transaction are attached hereto.

                                               EYE CARE CENTERS OF AMERICA, INC.


                                                     By
                                                        ------------------------
                                                        Title:

----------

(continued...)
      materials which is being supported in the case of Trade Letters of Credit.
 (7) Insert last date upon which drafts may be presented which may not be later than (i) in the case of Trade Letters of Credit, the earlier of (x) the date which occurs 180 days after the Date of Issuance and (y) the date which is 30 days prior to the Maturity Date or (ii) in the case of Standby Letters of Credit, the earlier of (x) the date which occurs 12 months after the Date of Issuance (although any such Standby Letter of Credit may be extendible for successive periods of up to 12 months, on terms acceptable to the Issuing Lender thereof) and (y) the tenth Business Day prior to the RL/AL Maturity Date.

                                                                       EXHIBIT E

                         SECTION 4.04(B)(II) CERTIFICATE

            Reference is hereby made to the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (the "Credit Agreement"). Pursuant to the provisions of Section 4.04(b)(ii) of the Credit Agreement, the undersigned hereby certifies that it is not a "bank" as such term is used in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended.

                                                          [NAME OF BANK]


                                                          By:
                                                             -------------------
                                                              Title:

                                                                       EXHIBIT F

                                [HWD Letterhead]

                                    April 24, 1998

Bankers Trust Company, as Administrative Agent
130 Liberty Street
New York, NY  10006

Merrill Lynch Capital Corporation, as Syndication Agent
North Tower
250 Vessey Street
New York, NY  10028

And Each of the Lenders Party to the Credit Agreement referred to below

Ladies and Gentlemen:

      We have acted as special counsel to Eye Care Centers of America, Inc., a Texas corporation (the "Borrower"), in connection with the negotiation, execution and delivery of a Credit Agreement, dated as of April 23, 1998 (the "Credit Agreement"), by and among the Borrower, the Lenders party thereto (the "Lenders"), Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent, and certain other documents contemplated by the Credit Agreement. We have also acted as special counsel to the Subsidiaries of the Borrower identified on SCHEDULE A attached hereto (the "Subsidiaries"), each of which is identified as a Subsidiary Guarantor under the Credit Agreement.

      The opinions expressed below are furnished to you on and as of the Initial Borrowing Date pursuant to Section 5.03 of the Credit Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.

      In connection with our representation of the Borrower and the Subsidiaries as described above, we have examined originals, or copies identified to our satisfaction as being true copies, of the following:

      1. The Credit Agreement;

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 2

      2. The Notes;

      3. The Security Agreement, including the Assignment of Security Interest in United States Trademark and Patents;

      4. The Pledge Agreement;

      5. The Subsidiaries Guaranty;

      6. The Guaranty, dated as of April 24, 1998, of the Borrower to the Administrative Agent entered into in connection with the Poth Loan (the "Poth Guaranty");

      7. The Transaction Documents;

      8. The certificate or articles of incorporation or similar charter documents of the Borrower and each of the Subsidiaries, each as amended to date and certified by the Secretary of State of the state where each such entity is incorporated;

      9. The by-laws of the Borrower and each of the Subsidiaries, each as amended to date and certified by the respective clerk or secretary of each such entity;

      10. Resolutions of the Directors of the Borrower and each of the Subsidiaries, in each case certified by the respective secretary or clerk of each such entity, approving the transactions contemplated by the Credit Documents to which such entity is a party;

      11. Certificates of the Secretary of State of Texas as to the Borrower and the Secretary of State of the states listed on SCHEDULE A hereto where each of the respective Subsidiaries is incorporated, in each case regarding the legal existence and corporate good standing of such entity and dated as of a recent date; and

      12. Copies of financing statements, executed by the Borrower and various of the Subsidiaries, to be filed in those filing offices listed in SCHEDULE B attached hereto (the "Filing Offices") pursuant to the Uniform Commercial Code ("UCC") as in effect on the date hereof in the various states listed on SCHEDULE B in which such Filing Offices are located (the "Applicable States"), in each case naming the Borrower or one or more of the Subsidiaries as Debtor and

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 3

Collateral Agent as secured party with respect to the Security Agreement Collateral (as so described, the "Financing Statements").

For purposes of this opinion, (i) the agreements, documents and instruments referred to in clauses (1) through (6) above are sometimes referred to as the "Loan Documents", (ii) the Borrower and the Subsidiaries are sometimes referred to as the "Loan Parties", (iii) the Subsidiaries which are incorporated in the State of Texas are sometimes referred to in this letter as the "Texas Subsidiaries", and (iv) the Subsidiaries which are incorporated in states other than the State of Texas are sometimes referred to in this letter as "Other Subsidiaries".

      We have also examined originals or copies, certified or otherwise identified to our satisfaction, of such agreements and instruments, corporate records, certificates of public officials and of officers of the Loan Parties, and such other documents and records and such matters of law as we have deemed necessary as a basis for the opinions set forth below. As to questions of fact material to such opinions, we have relied, without independent verification, upon certificates of public officials and of officers of the Loan Parties, copies of which have been delivered to you, and the factual accuracy and completeness of all the representations and warranties made by the parties to the Loan Documents and the other documents executed by Borrower and the Subsidiaries in connection with the transactions contemplated by the Loan Documents. The opinion expressed in paragraph 1 below as to the valid existence and corporate good standing of each of the Other Subsidiaries is as of the date of the certificates relating to such entities referred to in clause (11) above and is based solely on such certificates.

      As used in this opinion and unless otherwise specified herein, the phrases "to our knowledge," "known to us" and the like refer to the actual present knowledge of lawyers currently in this firm who have performed substantive legal services on behalf of Borrower and the Subsidiaries in connection with the transactions referred to herein, without any independent investigation or file or docket review.

      For purposes of this opinion, we have assumed, with your permission and without independent verification, (a) the genuineness of all signatures (except for signatures of executing officers of the Loan Parties), (b) the legal capacity of all natural persons who have signed documents examined by us, and
(c) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as certified or photostatic copies.

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 4

      We are members of the Bar of The Commonwealth of Massachusetts and, except to the extent specifically set forth hereinbelow, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of The Commonwealth of Massachusetts. With respect to our opinions set forth in paragraphs 1 and 2 below as to the general corporate power and authority of each Other Subsidiary and the due authorization by such Other Subsidiary of the execution, delivery and performance of the Loan Documents to which it is a party by all requisite corporate action, such opinions are based solely upon our examination of the text of the respective business corporation act or statute in effect in the state where such Other Subsidiary is incorporated, as listed in SCHEDULE C attached hereto (individually, a "Corporation Statute" and collectively, the "Corporation Statutes"), together with our examination of the charter documents, bylaws and corporate resolutions recited in clauses (8), (9) and (10) above. Also, our opinions set forth in paragraphs 4(ii), 5 and 12 are based on our examination of all or certain of the Corporation Statutes, to the extent stated in such opinion paragraphs or relevant to the subject matter thereof. With respect to our opinions set forth in paragraphs 10 and 11 below as they relate to the perfection of security interests in the Pledged Securities as held by the Collateral Agent in the State of New York and in any Security Agreement Collateral located in the Applicable States, such opinions are based solely upon our review of a compilation of the UCC as in effect in each such jurisdiction as set forth in the UNIFORM LAWS ANNOTATED, West Publishing Co. (as supplemented, 1997), and not upon any special expertise in or independent review of the laws of such jurisdictions.

      We call to your attention that the Loan Documents provide that they are to be governed by and construed in accordance with the laws of the State of New York, as to which we have no knowledge, have made no independent investigation and express no opinion. Accordingly, our opinion set forth in paragraph 3 below is based on the assumption, with your consent and without verification, that the laws of the State of New York applicable to the Loan Documents are the same as the laws of The Commonwealth of Massachusetts in all respects.

      Each of you is also receiving additional opinions from local or special counsel with respect to the transactions contemplated by the Credit Agreement, as follows:

      (i) the opinion of the firm of Cox & Smith, Incorporated, of San Antonio, Texas, with respect to (a) the valid existence and corporate good standing of the Borrower and the Texas Subsidiaries,
            (b) the requisite corporate power and authority of the Borrower and the Texas Subsidiaries to own and operate their respective properties and enter into and perform their respective obligations under

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 5

            the Loan Documents to which they are a party, (c) the due corporate authorization by the Borrower and the Texas Subsidiaries of the execution, delivery and performance of the Loan Documents, (d) the enforceability in Texas of the choice of law provision of the Credit Agreement, as such provision relates to usury matters, (e) the absence of any violation of Texas law or of the charter or By-laws of the Borrower and the Texas Subsidiaries as a result of the execution, delivery and performance by the Borrower and the Texas Subsidiaries of the Credit Documents, (f) the consummation of the Merger in accordance with Texas law, and (g) the perfection under the UCC as in effect in the State of Texas of the security interest created by the Security Agreement in such portion of the Security Agreement Collateral as may be located in, or require filing in, Texas; and

      (ii) the opinion of the firm of Weingarten, Schurgin, Gagnebin & Hayes, L.L.P., of Boston, Massachusetts, with respect to the perfection of a security interest on behalf of the Collateral Agent in patents and trademarks held by the Borrower and the Subsidiaries by appropriate filings in the U.S. Patent and Trademark Office.

We express no opinion as to the matters addressed by the special or local opinions identified hereinabove, and we have relied upon such opinions where relevant for the purposes of expressing the opinions set forth in this letter.

      Based upon the foregoing and in reliance thereon and subject to the assumptions, limitations, qualifications and exceptions set forth below, we are of the opinion that:

      1. Each Other Subsidiary is a corporation validly existing and in corporate good standing under the laws of its jurisdiction of incorporation. Each Other Subsidiary has all requisite corporate power and authority to own and operate its properties and to carry on its business in which to our knowledge it is presently engaged or proposed to be engaged, and to enter into and perform its obligations under each Loan Document to which it is a party.

      2. The execution and delivery by each Other Subsidiary and the performance by each Other Subsidiary of its obligations under each Loan Document to which it is a party have been duly authorized by all requisite corporate action by each such Other Subsidiary.

      3. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and each such Loan Document constitutes the valid and

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 6

binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms.

      4. The execution and delivery by each Loan Party and the performance by each Loan Party of its obligations under each Loan Document to which it is a party and the consummation of the transactions pursuant thereto do not (i) violate the charter documents or By-laws of the Other Subsidiaries, (ii) violate any federal or Massachusetts law, statute, rule or regulation or any provision of the Corporation Statute to which it is subject or, to our knowledge, any order of any court or governmental agency specifically naming or otherwise binding upon any Loan Party, or (iii) violate or constitute a breach or default under any term or provision of the Existing Notes Indenture or, to our knowledge, any other mortgage, indenture, contract or agreement to which any Loan Party is a party or, to our knowledge, result in the creation or imposition of any Lien upon any of the properties or assets of any Loan Party, other than pursuant to the Security Documents.

      5. No governmental consents, approvals, authorizations, registrations, declarations or filings (other than such of the foregoing as (a) have been obtained or completed prior to the closing of the transactions contemplated by the Loan Documents or (b) are filings required to perfect security interests pursuant to the Security Documents) are required by any Loan Party in connection with the execution, delivery and performance by any Loan Party of the Loan Documents or in order to make the Loan Documents the valid, binding and enforceable obligations of each Loan Party which is a party thereto.

      6. The making of the Loans and the application of the proceeds thereof by Borrower, as provided in the Credit Agreement, do not violate Regulation G (12 CFR Part 207), Regulation T (12 CFR Part 220), Regulation U (12 CFR Part 221) or Regulation X (12 CFR Part 224) of the Board of Governors of the Federal Reserve System.

      7. No Loan Party is (a) an "investment company" or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, (b) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or an "affiliate" of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Act of 1935, or (c) subject to regulation under the Federal Power Act or the Interstate Commerce Act.

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 7

      8. The subordination provisions set forth in the Senior Subordinated Note Indenture are enforceable against the Borrower, the Subsidiaries and the holders of the Subordinated Notes in accordance with such Senior Subordinated Note Indenture. All Obligations and Guaranteed Obligations under the Loan Documents and all "Guaranteed Obligations" (as defined in the Poth Guaranty), to the extent that each of them constitute payment obligations, are within the definition of "Senior Indebtedness", "Guarantor Senior Indebtedness" and "Designated Senior Indebtedness", as the case may be, included in such subordinated provisions.

      9. To our knowledge, based solely upon a review of (i) those corporate stock records and minute books of the Subsidiaries which were made available to us, (ii) certain originals or copies of stock certificates previously issued by the Subsidiaries and remaining outstanding or previously cancelled, as the case may be, and (iii) corporate transactional documents relating to the original acquisition by the Borrower or any of its Subsidiaries of the capital stock of any Subsidiary, and an inquiry of appropriate officers of the Borrower and the Subsidiaries, ANNEX A to the Pledge Agreement correctly sets forth the direct and indirect ownership interests of record of the Borrower and each of the Subsidiaries, as the case may be, in and to each class of capital stock of each of the Subsidiaries as of the Initial Borrowing Date.

      10. Assuming the delivery to and the continuing possession by the Collateral Agent in the State of New York of the Pledged Securities with appropriate executed stock powers or note endorsements, (i) the security interest created in favor of the Collateral Agent under the Pledge Agreement constitutes a valid and enforceable perfected security interest in such Pledged Securities under the UCC as in effect in the State of New York, and (ii) no filings or recordings are required in order to perfect such security interest in the Pledged Securities. Assuming that neither the Collateral Agent nor any Lender has notice of any adverse claim as to the Pledged Securities, the Collateral Agent will hold the aforesaid security interest free of any adverse claims.

      11. The Security Agreement creates in favor of the Collateral Agent a valid and enforceable security interest in those items and types of Security Agreement Collateral in which a security interest may be created under Article 9 of the UCC. The Financing Statements have been duly executed and delivered by each Loan Party named therein, and, as to the Other Subsidiaries, such execution and delivery have been duly authorized by all requisite corporate action. Upon the due filing of the Financing Statements duly executed by Borrower and the Subsidiaries in the respective Filing Offices as specified in SCHEDULE B attached hereto, such security interest will be perfected under the UCC as in effect in each of the Applicable States in

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 8

that portion of the Security Agreement Collateral in which a security interest is perfected by the filing of financing statements under the UCC as in effect in such Applicable State.

      12. The Recapitalization Transaction, the Refinancing and the issuance of the Senior Subordinated Notes have each been consummated in accordance with the terms of the respective Transaction Documents applicable thereto. The Recapitalization Transaction has been consummated in accordance with the Delaware General Corporate Law, to the extent the same is applicable thereto.

      13. The Existing Notes Defeasance has been consummated in accordance with the Existing Notes Indenture.

      14. There are to our knowledge no actions, suits, or proceedings pending or overtly threatened against any Loan Party (i) with respect to any aspect of the Transaction or seeking to enjoin or prevent the consummation of any aspect of the Transaction, or (ii) with respect to any Indebtedness for borrowed money known to us of the Borrower or any of its Subsidiaries.

      The opinions contained herein are subject to the following conditions and qualifications:

      (A) We have not been requested to render, and with your permission we do not express, an opinion as to the application of any fraudulent conveyance, fraudulent transfer, fraudulent obligation or similar laws.

      (B) We express no opinion as to any provision of the Loan Agreement to the extent it provides that the Lender may set off and apply any deposits at any time held, or any other indebtedness at any time owing, by such Lender or participant to or for the account of any Loan Party.

      (C) Our opinions in paragraphs 2, 10 and 11 above, with respect to the validity, binding effect and enforceability of the agreements or provisions thereof referred to in such paragraphs, are subject to the following: (i) bankruptcy, insolvency, reorganization, moratorium, receivership and other laws now or hereafter in effect relating to or affecting the enforcement of creditors' rights, (ii) the effect of general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, and the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law, and to the discretion of the court before which any such proceeding may be

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 9

brought, (iii) public policy considerations or court decisions which may limit the rights of any party to obtain certain remedies and to indemnification, including indemnification for tortious or criminal acts or violations of law, and (iv) our assumptions that the parties to the Loan Documents other than the Loan Parties have each duly authorized, executed and delivered such Loan Documents and all other relevant documents and instruments, and that each of the parties to the Loan Documents other than the Loan Parties has all requisite power and authority to enter into and perform its respective obligations in connection with the transactions described in the Loan Documents to which it is a party.

      (D) Our opinions set forth in paragraphs 10 and 11 above are limited to Articles 8 and 9 of the UCC as in effect in the Applicable States. Accordingly, those opinion paragraphs do not address (i) laws of any Applicable State, other than Articles 8 and/or 9, as the case may be, of the UCC, (ii) collateral of a type not subject to Articles 8 and/or 9, as the case may be, of the UCC, and
(iii) under ss.9-103 of the UCC, what law governs perfection of the security interests granted in the Security Agreement Collateral covered by this opinion letter.

      (E) Our opinion in paragraph 4 as to compliance with statutes, rules and regulations (other than the Corporation Statutes) is limited to those that, in our experience, are normally applicable to transactions of the type contemplated by the Loan Documents.

      The opinions set forth in this letter are limited to the specific issues addressed herein and to statutes, regulations, rules, decisions, decrees and facts existing on the date hereof. In rendering such opinions, we disclaim any obligation to advise any party to whom this opinion is addressed of any change in any of these sources of law or of any subsequent legal or factual developments which might affect any matters addressed or opinions set forth herein.

         This opinion is being furnished only to the addressees of this letter and is solely for their benefit and the benefit of their assignees and participants under the Credit Agreement in

Bankers Trust Coompany, as Administrative Agent
Merrill Lynch Capital Corporation, as Syndication Agent
And Each Of the Lenders Party to the Credit Agreenmet refered to below
April 24, 1998
Page 10

connection with the transactions being undertaken thereunder. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation, for any purpose, without our prior written consent.

                                       Very truly yours,


                                        /s/ Hutchins, Wheeler & Dittmar

                                       Hutchins, Wheeler & Dittmar
                                       A Professional Corporation

               SCHEDULE A TO HUTCHINS, WHEELER & DITTMAR OPINION

                                  SUBSIDIARIES

                                                                JURISDICTION
            NAME                                               OF INCORPORATION
            ----                                               ----------------

Eye Care Holdings, Inc.                                           Delaware

Enclave Advancement Group,Inc.                                    Texas

ECCA Managed Vision Care, Inc.                                    Texas

Visionworks Holdings, Inc.                                        Florida

Visionworks, Inc.                                                 Florida

Visionworks Properties, Inc.                                      Florida

Visionary Retail Management, Inc.                                 Delaware

Visionary Properties, Inc.                                        Delaware

Visionary MSO, Inc.                                               Delaware

The Samit Group, Inc.                                             Delaware

Hour Eyes, Inc.                                                   Maryland

Skylab Optical, Inc.                                              Virgina

Metropolitan Vision Services, Inc.                                Virgina

               SCHEDULE B TO HUTCHINS, WHEELER & DITTMAR OPINION

A. Listing of Applicable States

Alabama

Arizona

District of Columbia

Florida

Idaho

Iowa

Kansas

Louisiana

Maryland

Missippi

Missouri

Nebraska

New York

New Mexico

North Carolina

Ohio

Oklahoma

Oregon

South Carolina

Ohio

Oklahoma

Oregon

South Carolina

Tennessee

Virginia

Washington

               SCHEDULE B TO HUTCHINS, WHEELER & DITTMAR OPINION

B.    Listing of Filling Offices

      SEE ATTACHED CHART.

                          Eye Care Centers of America
                               UCC-1 FILING CHART
                                  1104031-0060

Secured Party:
Bankers Trust Company,

=====================================================================================================================
State                            FILED WITH:                                DEBTOR NAME:
=====================================================================================================================
VIRGINIA                   State Corporation Commission               Eye Care Centers Of America, Inc.
                                                                      The Samit Group, Inc.
                                                                      Hour Eyes, Inc.
                                                                      Skylab Optical, Inc.
                                                                      Metropolitan Vision Services, Inc.

                                                                      DEBTOR ADDRESS FOR VIRGINIA FILINGS:
                                                                      5568 General Washington Drive
                                                                      Alexandria, Va  22312
---------------------------------------------------------------------------------------------------------------------
LOUISIANA                  Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Bossier County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Calcasieu County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Caddo County                               Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
                           Jefferson County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Lafayette County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Ouachita County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           East Baton Rouge County                    Eye Care Centers Of America, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Orleans County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Saint Tammany County                       Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Rapides County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
OKLAHOMA                   Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Cleveland County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Oklahoma County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Tulsa County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
FLORIDA                    Secretary Of State                         Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Escambia County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Bay County                                 Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Okaloosa County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

=====================================================================================================================

=====================================================================================================================
                           Pinellas County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Sarasota County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Palm Beach County                          Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Orange County                              Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Seminole County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Broward County                             Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Polk County                                Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

=====================================================================================================================

=====================================================================================================================
                           Pasco County                               Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Dade County                                Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Duval County                               Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Clay County                                Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Leon County                                Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Lee County                                 Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Collier County                             Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Hillsborough County                        Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Brevard County                             Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Volusia County                             Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Monroe County                              Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
ALABAMA                    Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Houston County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Mobile County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Morgan County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
NEVADA                     Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Clark County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
IDAHO                      Secretary Of State                         Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
                           Ada County                                 Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Twin Falls County                          Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Kootenai County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
NEW MEXICO                 Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Dona Ana County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Bernalillo County                          Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Santa Fe County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
ARIZONA                    Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Coconino County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Maricopa County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
KANSAS                     Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Sedgwick County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Johnson County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA             Secretary Of State                         Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Mecklenburg County                         Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

=====================================================================================================================

=====================================================================================================================
---------------------------------------------------------------------------------------------------------------------
                           Guilford County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Forsyth County                             Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Wake County                                Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           New Hanover County                         Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Henderson County                           Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Rowan County                               Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Buncombe County                            Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA             Secretary Of State                         Eye Care Centers Of America, Inc.

                                                                      Visionworks, Inc.

=====================================================================================================================

=====================================================================================================================
                           Greenville County                          Eye Care Centers Of America, Inc.
                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Richland County                            Eye Care Centers Of America, Inc.
                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
                           Spartanburg County                         Eye Care Centers Of America, Inc.
                                                                      Visionworks, Inc.

---------------------------------------------------------------------------------------------------------------------
NEBRASKA                   Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Douglas County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
IOWA                       Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Pottawattamie County                       Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
MISSOURI                   Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Jackson County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Buchanan County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
TENNESSEE                  Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Williamson County                          Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Davidson County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Shelby County                              Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
MISSISSIPPI                Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Madison County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Hinds County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Forrest County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
OHIO                       Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Cuyahoga County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Lake County                                Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Summit County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Lorain County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
OREGON                     Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Linn County                                Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Jackson County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Multnomah County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Lane County                                Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Marion County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Washington County                          Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
MARYLAND                   Secretary Of State                         Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================

                                                                      Visionary Retail Management, Inc.
                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Montgomery County                          Eye Care Centers Of America, Inc.
                                                                      Visionary Retail Management, Inc.
                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Anne Arundel County                        Eye Care Centers Of America, Inc.
                                                                      Visionary Retail Management, Inc.
                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Prince Geo County                          Eye Care Centers Of America, Inc.
                                                                      Visionary Retail Management, Inc.
                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Charles County                             Eye Care Centers Of America, Inc.
                                                                      Visionary Retail Management, Inc.
                                                                      Visionworks, Inc.
---------------------------------------------------------------------------------------------------------------------
TEXAS                      Secretary Of State                         Eye Care Centers Of America, Inc.
                                                                      Eye Care Holdings, Inc.
                                                                      Enclave Advancement Group, Inc.
                                                                      Ecca Managed Vision Care, Inc.
                                                                      Visionworks Holdings, Inc.
=====================================================================================================================

=====================================================================================================================
                                                                      Visionworks, Inc.
                                                                      Visionworks Properties, Inc.
                                                                      Visionary Retail Management, Inc.
                                                                      Visionary Properties, Inc.
                                                                      Visionary Mso, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Collin County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Dallas County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Ector County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Midland County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Tarrant County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Harris County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Bexar County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Cameron County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Victoria County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Hidalgo County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Denton County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Wichita County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Mclennon County                            Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
                           Smith County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Lubbock County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Gregg County                               Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Tom Green County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Travis County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Webb County                                Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Galveston County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Jefferson County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Brazoria County                            Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Potter County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Williamson County                          Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Fort Bend County                           Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Nueces County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Bell County                                Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Brazos County                              Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Taylor County                              Eye Care Centers Of America, Inc.
=====================================================================================================================

=====================================================================================================================
WASHINGTON                 Recorder Of The Deeds Of The               Eye Care Centers Of America, Inc.
D.C.                       District                                   Visionary Retail Management, Inc.
---------------------------------------------------------------------------------------------------------------------
WASHINGTON                 Secretary Of State                         Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Spokane County                             Eye Care Centers Of America, Inc.
---------------------------------------------------------------------------------------------------------------------
                           Clarke County                              Eye Care Centers Of America, Inc.
=====================================================================================================================

                SCHEDULE C TO HUTCHINS, WHEELER & DITTMAR OPINION

                         LISTING OF CORPORATION STATUTES

Name Of Jurisdiction Of Incorporation             Title Of Corporation Statute
-------------------------------------             ----------------------------

          Delaware                                Delaware Corporation Law Annotated tit 8.
                                                  chapter 1 sec.sec. 101-330.

          Florida                                 Florida General Corporation Act
                                                  sec.sec. 607.001-607.414

          Maryland                                Maryland General Corporation Law sec.sec. 1-
                                                  101-3-709

          Virginia                                Virginia Stock Corporation Act sec.sec. 13.1-
                                                  601-13.1-780

                                                                       EXHIBIT G

                          FORM OF OFFICER'S CERTIFICATE

                             [NAME OF CREDIT PARTY]
                              Officers' Certificate

            I, the undersigned, [Chairman of the Board/President/Vice President/Treasurer] of [NAME OF CREDIT PARTY], a corporation organized and existing under the laws of the State of ___________ (the "Company"), do hereby certify, as such officer and not individually, that:

            1. This Certificate is furnished pursuant to Section 5.04 of the Credit Agreement, dated as of April 23, 1998, among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent, and Merrill Lynch Capital Corporation, as Syndication Agent (such Credit Agreement, as in effect on the date of this Certificate, being herein called the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings set forth in the Credit Agreement.

            2. The following named individuals are elected officers of the Company, each holds the office of the Company set forth opposite his name and has held such office since __________, 19__.(1) The signature written opposite the name and title of each such officer is his correct signature.

               Name(2)                             Office                             Signature

          ---------------                      -------------                      ---------------

          ---------------                      -------------                      ---------------

          ---------------                      -------------                      ---------------

          ---------------                      -------------                      ---------------

            3. Attached hereto as Exhibit A is a certified copy of the Certificate of Incorporation of the Company as filed in the Office of the Secretary of State of the State of

----------

(1) Insert a date prior to the time of any corporate action relating to the Credit Agreement or any other Credit Document.

(2) Include name, office and signature of each officer who will sign any Credit Document, including the officer who will sign the certification at the end of this Certificate.

                                                                       EXHIBIT G

__________ on ___________, 19__, together with all amendments thereto adopted through the date hereof.

            4. Attached hereto as Exhibit B is a true and correct copy of the By-Laws of the Company which were duly adopted, are in full force and effect on the date hereof, and have been in effect since _____________, 19__.

            5. Attached hereto as Exhibit C is a true and correct copy of resolutions which were duly adopted on __________, 19__ [by unanimous written consent of the Board of Directors of the Company] [by a meeting of the Board of Directors of the Company at which a quorum was present and acting throughout], and said resolutions have not been rescinded, amended or modified. Except as attached hereto as Exhibit C, no resolutions have been adopted by the Board of Directors of the Company which deal with the execution, delivery or performance of any of the Credit Documents or any other Documents to which the Company is party.

            [6. On the date hereof, all of the conditions in Sections 5.02, 5.05, 5.06, 5.07, 5.08, 5.09, 5,10, 5.16, 5.17 and 6.01 of the Credit Agreement
have been satisfied.]

            7. Attached hereto as Exhibit D is a list of all Recapitalization Documents, true and correct copies of which have been provided to the Agents.

            8. Attached hereto as Exhibit E is a list of all Refinancing Documents, true and correct copies of which have been provided to the Agents.

            9. Attached hereto as Exhibit F is a list of all Employee Benefit Plans of the Company and its Subsidiaries and the other documents referred to in
Section 5.05(i), true and correct copies of which have been provided to the Agents.

            10. Attached hereto as Exhibit G is a list of all Collective Bargaining Agreements of the Company and its Subsidiaries, true and correct copies of which have been provided to the Agents.

            11. Attached hereto as Exhibit H is a list of all Debt Agreements of the Company and its Subsidiaries, true and correct copies of which have been provided to the Agents.

            12. Attached hereto as Exhibit I is a list of all Shareholders' Agreements of the Company and its Subsidiaries, true and correct copies of which have been provided to the Agents.

            13. Attached hereto as Exhibit J is a list of all Management Agreements of the Company and its Subsidiaries, true and correct copies of which have been provided to the Agents.

                                                                       EXHIBIT G

            14. Attached hereto as Exhibit K is a list of all Tax Allocation Agreements of the Company and its Subsidiaries, true and correct copies of which have been provided to the Agent.

            15. Attached hereto as Exhibit L is a list of all documents related to the Visisonworks Lease of the Company and its subsidiaries, true and correct copies of which have been provided to the Agents.

            16. Attached hereto as Exhibit M is a list of all Documents, true and correct copies of which have been provided to the Agents.

            17. Attached hereto as Exhibit N is a list of all Subordinated Notes Documents, true and correct copies of which have been provided to the Agents.(3)

            [7.][18.] On the date hereof, the representations and warranties contained in the Credit Agreement and in the other Credit Documents to which the Company is a party are true and correct in all material respects, both before and after giving effect to each Credit Event to occur on the date hereof and the application of the proceeds thereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

            [7.][19.] On the date hereof, no Default or Event of Default has occurred and is continuing under any Credit Document to which the Company is a party or would result from the Credit Events to occur on the date hereof or from the application of the proceeds thereof.

            [8.][20.] There is no proceeding for the dissolution or liquidation of the Company or, to the knowledge of the Company, threatening its existence.

            IN WITNESS WHEREOF, I have hereunto set my hand this ___ day of __________, 1998.

                                        [NAME OF CREDIT PARTY]


                                        By:
                                               -------------------------
                                            Name:
                                            Title:

----------

(3) Insert bracketed items 6 through 17 in the Certificate delivered by the Borrower only.

                                                                       EXHIBIT G

                             [NAME OF CREDIT PARTY]

I, the undersigned, [Secretary/Assistant Secretary] of the Company, do hereby certify, as such officer and not individually, that:

            1. [Name of Person making above certifications] is the duly elected and qualified [Chairman of the Board/President/Vice President/Treasurer] of the Company and the signature above is his genuine signature.

            2. The certifications made by [name of Person making above certifications] in Items 2, 3, 4, 5 and [8][20] above are true and correct.

            IN WITNESS WHEREOF, I have hereunto set my hand this ______ day of ________, 1998.


                                        --------------------------------------
                                        Name:
                                        Title:

                                                         [CONFORMED AS EXECUTED]
                                                                       EXHIBIT H

                              SUBSIDIARIES GUARANTY

            GUARANTY, dated as of April 24, 1998 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 25 hereof, the "Guarantors"), to BANKERS TRUST COMPANY, as Collateral Agent, for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Eye Care Centers of America, Inc. (the "Borrower"), various lending institutions party thereto from time to time (the "Lenders"), Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), and Merrill Lynch Capital Corporation, as Syndication Agent have entered into a Credit Agreement, dated as of April 23, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contem plated therein (the Lenders, the Administrative Agent, the Syndication Agent are herein called the "Bank Creditors");

            WHEREAS, Bankers Trust Company, in its individual capacity (together with its successors, participants and assigns, the "Poth Creditors"), has made a loan in an aggregate principal amount of $1,000,000 to Dr. Daniel Poth (the "Poth Loan") pursuant to a Note, dated April 24, 1998 (the "Poth Note") which Poth Loan and all obligations relating thereto have been guaranteed by the Borrower pursuant to that certain Guaranty, dated as of April 24, 1998, executed by the Borrower (the "Poth Guaranty");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors and the Poth Creditors, the "Secured Creditors");

            WHEREAS, each Guarantor is a Subsidiary of the Borrower;

            WHEREAS, it is a condition to the making of Loans and issuing of Letters of Credit under the Credit Agreement and to the making of the Poth Loan that each Guarantor shall have executed and delivered this Guaranty; and

            WHEREAS, each Guarantor will obtain benefits from the incurrence of the Poth Loan and of Loans to the Borrower and the issuance of Letters of Credit pursuant to the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to (i) satisfy the condi tions described in the preceding paragraph and (ii) induce (x) the Lenders to make Loans and issue Letters of Credit to the Borrower , (y) the Poth Creditors to extend the Poth Loan, and (z) the Other Creditors to enter into Interest Rate Protection Agreements or Other Hedging Agreements with the Borrower;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

            1. Each Guarantor, jointly and severally, irrevocably and unconditionally guarantees: (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Loans made to, and any Notes issued by, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding)) and the other Credit Documents to which the Borrower is a party, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any such other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) to each Poth Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Poth Loan and the Poth Note and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of the Borrower now existing or hereafter incurred under, arising out of or in connection with, the Poth Loan (including, without limitation, indemnities, fees and interest thereon (including any interest accruing after the commencement of any bankruptcy, insolvency, receivership or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding)) and the other documents entered into in connection with the Poth Loan, whether now existing or hereafter incurred under, arising out of or in connection with the Poth Loan or any such document and the due performance and compliance with the terms of such documents by Dr. Daniel Poth and the Borrower (all such principal, interest, liabilities and obligations under this clause (ii) being herein collectively called the "Poth Obligations"); and (iii) to each Other Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to one or more Other Creditors under any Interest Rate Protection Agreements or Other Hedging Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Other Obligations", and together with the Credit Document Obligations and the Poth Obligations are herein collectively called the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that this Guaranty is a guarantee of payment and not of collection, and that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor, the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.

            2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations to the Secured Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower or any Subsidiary of any of the events of the type specified in Section 10.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in lawful money of the United States.

            3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or under taking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, (e) any payment made to any Secured Creditor on the Guaranteed Obligations which any Secured Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditors as contemplated in Section 6 hereof, or (g) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor.

            4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor of the Borrower or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Bor rower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

            5. Each Guarantor hereby waives (to the fullest extent permitted by applicable law) notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor or the Borrower).

            6. Any Secured Creditor may (except as shall be required by applicable statute and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

            (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

            (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

            (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

            (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

            (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities constituting Guaranteed Obligations to the Secured Creditors regardless of what liabilities remain unpaid;

            (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents , any document entered into in connection with the Poth Loan or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements or Other Hedging Agreements, the Credit Documents or any of such other documents, instruments or agreements;

            (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower or any other person to recover full indemnity for any payments made pursuant to this Guaranty; and/or

            (h) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

            7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable dis charge of a surety or guarantor except payment in full of the Guaranteed Obligations.

            8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exer cise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

            9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the Guaranteed Obligations; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Administrative Agent for the benefit of the Secured Creditors on account of the Guaranteed Obligations, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

            10. (a) Each Guarantor waives any right (except as shall be required by applicable statute or law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives (to the fullest extent permitted by applicable law) any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor of the Borrower or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

            (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incur ring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

            11. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this

Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, or stockholder of any Guarantor (except to the extent such stockholder is also a Guarantor hereunder).

            12. In order to induce the Lenders to make Loans and issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection Agreements or Other Hedging Agreements, each Guarantor represents, warrants and covenants that:

            (a) Such Guarantor (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (b) Such Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and each such Credit Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

            (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, (i) will materially contravene any provision of any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) (A) will conflict or be inconsistent with, or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, the Existing Notes Indenture or (B) will materially conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement or other instrument to which such Guarantor or any of its

      Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject, except for such conflicts, inconsistencies, breaches or defaults described in this clause (B) which, either individually or in the aggregate, have not had, and could not reasonably be expected to have, a Material Adverse Effect or (iii) will violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

            (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

            (e) There are no actions, suits or proceedings (private or governmental) pending or, to the best knowledge of such Guarantor, threatened (i) with respect to any Credit Documents to which such Guarantor is a party or (ii) with respect to such Guarantor that have had, or could reasonably be expected to have, (a) a Material Adverse Effect or
      (b) a material adverse effect on the rights or remedies of the Secured Creditors or the ability of such Guarantor to perform its respective obligations to the Secured Creditors hereunder and under the other Credit Documents to which it is a party.

            13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements, when no Loan, no Note nor Letter of Credit remains outstanding and neither the Poth Loan nor the Poth Note remain outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

            14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Secured Creditors).

            15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and either (x) the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time on which all Credit Document Obligations have been paid in full, (y) the holders of at least a majority of the outstanding Poth Obligations at all times after the time on which all Credit Document Obligations have been paid in full, or (z) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations and all Poth Obligations have been paid in full; PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Secured Creditors (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released). For the purpose of this Guaranty the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Bank Creditors as holders of the Credit Document Obligations, (y) the Poth Creditors as holders of the Poth Obligations, or (z) the Other Creditors as the holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders (or to the extent required by Section 13.12 of the Credit Agreement, each Lender) and (y) with respect to the Other Obligations or Poth Obligations, the holders of at least a majority of all Poth Obligations or obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements, as the case may be.

            16. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents, Interest Rate Protection Agreements or Other Hedging Agreements and each document relating to the Poth Loan has been made available to its principal executive officers and such officers are familiar with the contents thereof.

            17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement continuing after any applicable grace period), each Secured Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor but in any event excluding assets held in trust for any such Person, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. Each Secured Creditor acknowledges and agrees that the provisions set forth in this Section 17 are subject to the sharing provisions set forth in Section 13.06 of the Credit Agreement.

            18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Guarantor; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

            19. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected in good faith by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

            20. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Guarantor hereby irrevocably designates, appoints and empowers CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019 as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Guarantor agrees to designate a new designee, appointee and agent in the State of New York on the terms and for the purposes of this provision satisfactory to the Administrative Agent. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of any of the

Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

            (B) Each Guarantor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit Document to which such Guarantor is a party brought in the courts referred to in clause (A) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

            (C) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            21. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of (except to the Borrower or any of its Subsidiaries) or liquidated in compliance with the requirements of Section
9.02 of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, and such guarantor is released or is concurrently being released from its guaranty entered into in respect of the Senior Subordinated Notes and the Additional Subordinated Debt, to the extent applicable, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 21).

            22. To the extent that any Guarantor shall be required hereunder to pay a portion of the Guaranteed Obligations which shall exceed the greater of
(i) the amount of the economic benefit actually received by such Guarantor from the incurrence of the Loans and the issuance of Letters of Credit under the Credit Agreement and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and (ii) the amount which such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower and the other Guarantors) in the same proportion as such Guarantor's net worth at the date enforcement hereunder is sought bears to the aggregate net worth of all the Guarantors at the date enforcement hereunder is sought (the "Contribution Percentage"), then such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date enforcement hereunder is sought in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date enforcement hereunder is sought by all Guarantors in respect of the Guaranteed Obligations; PROVIDED, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been indefeasibly paid in full and the Total Commitments, the Poth Note, all Letters of Credit and all Interest Rate Protection Agreements and Other Hedging Agreements have been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 22 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this
Section 22, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Banks.

            23. Each Guarantor hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such maximum amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

            24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

            25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense, and on the same basis as payments are made by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.

            26. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Administrative Agent.

                                      * * *

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

Address:
11103 West Avenue                                EYE CARE HOLDINGS, INC.
San Antonio, TX  78213                               as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                ENCLAVE ADVANCEMENT
San Antonio, TX  78213                               GROUP, INC., as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                ECCA MANAGED VISION
San Antonio, TX  78213                               CARE, INC., as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS HOLDINGS, INC.,
San Antonio, TX  78213                               as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS, INC.,
San Antonio, TX  78213                               as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS PROPERTIES,
San Antonio, TX  78213                               INC., as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY RETAIL
San Antonio, TX  78213                               MANAGEMENT, INC.,
Attention: Douglas C. Shepard                        as a Guarantor

Telephone No.: (210) 524-6538
Facsimile No.: (210) 340-0123                    By: /s/ Mark Pearson
                                                     -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY PROPERTIES, INC.,
San Antonio, TX  78213                               as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY MSO, INC.,
San Antonio, TX  78213                               as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    THE SAMIT GROUP, INC.,
Alexandria, VA  22312                                as a Guarantor
Attention:  Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    HOUR EYES, INC.,
Alexandria, VA  22312                                as a Guarantor
Attention:  Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    SKYLAB OPTICAL, INC.,
Alexandria, VA  22312                                as a Guarantor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    METROPOLITAN VISION
Alexandria, VA  22312                                SERVICES, INC.,
Attention: Douglas C. Shepard                        as a Guarantor

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

Accepted and Agreed to:

BANKERS TRUST COMPANY,
  as Administrative Agent and
  Collateral Agent


By: /s/ Anthony LoGrippo
    -------------------------
Title: Vice President

                                                         [CONFORMED AS EXECUTED]
                                                                       EXHIBIT I

                                PLEDGE AGREEMENT

            PLEDGE AGREEMENT, dated as of April 24, 1998 (as amended, modified or supplemented from time to time, this "Agreement") made by each of the undersigned (each a "Pledgor" and, together with any other entity that becomes a party hereto pursuant to Section 23 hereof, the "Pledgors"), to BANKERS TRUST COMPANY, as Collateral Agent (the "Pledgee"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Eye Care Centers of America, Inc. (the "Borrower"), various lending institutions from time to time party thereto (the "Lenders"), Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), and Merrill Lynch Capital Corporation, as Syndication Agent (the "Syndication Agent") have entered into a Credit Agreement, dated as of April 23, 1998 (the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein and Bankers Trust Company, in its individual capacity (together with its successors, participants and assigns, the "Poth Creditors"), has made a loan in an aggregate principal amount of $1,000,000 to Dr. Daniel Poth (the "Poth Loan") pursuant to a Note, dated April 24, 1998 (the "Poth Note") which Poth Loan and all obligations relating thereto have been guaranteed by the Borrower pursuant to that certain Guaranty, dated as of April 24, 1998, executed by the Borrower (the "Poth Guaranty") (as used herein, the terms "Credit Agreement", "Poth Note" and "Poth Guaranty" means the Credit Agreement, Poth Note or Poth Guaranty, as the case may be, described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring the Indebtedness under such agreement or any successor agreements) (the Lenders, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Pledgee are herein called the "Bank Creditors");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors and the Poth Creditors, the "Secured Creditors");

            WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

            WHEREAS, it is a condition to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and to the making of the Poth Loan that each Pledgor shall have executed and delivered this Agreement; and

            WHEREAS, each Pledgor will obtain benefits from the incurrence of Loans and the issuance of Letters of Credit under the Credit Agreement, the incurrence of the Poth Loan and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Pledgor desires to enter into this Agreement in order to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

            1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

            (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of such Pledgor to the Bank Creditors, whether now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including without limitation
      (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Credit Agreement and (y) in the case of each other Pledgor, all such obligations and indebtedness under the Guaranty to which such Pledgor is a party) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and such other Credit Documents (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations");

            (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of such Pledgor to the Poth Creditors, whether now existing or hereafter incurred under, arising out of or in connection with, the Poth Loan and the other documents entered into by such Pledgor in connection therewith (including, without limitation (x) in the case of the Borrower, all such obligations and indebtedness of the Borrower under the Poth Guaranty and (y) in the case of each other Pledgor, all obligations of such Pledgor under the Guaranty to which such Pledgor is a party in respect of the Poth Loan (all such obligations and liabilities under this clause (ii) being herein collectively called the "Poth Obligations");

            (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement or Other Hedging Agreement, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (iii) being herein collectively called the "Other Obligations");

            (iv) any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (to the extent provided for in the Credit Documents);

            (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of such Pledgor referred to in clauses (i), (ii), (iii) and (iv) above, after an Event of Default (as such term is defined in the Security Agreement) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

            (vi) all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement.

All such obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

            2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by each Pledgor and (y) with respect to corporations not Domestic Corporations (each a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation, provided that, subject to
Section 8.12 of the Credit Agreement, such Pledgor shall not be required to pledge hereunder, and nothing herein shall be deemed to constitute a pledge hereunder of, more than 65% of the total combined voting power of all classes of capital stock of any Foreign Corporation entitled to vote; (ii) the term "Notes" shall mean all promissory notes from time to time issued to, or held by, each Pledgor; and (iii) the term "Securities" shall mean all of the Stock and Notes. Each Pledgor represents and warrants that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto;
(ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex B hereto where such Pledgor is listed as the Lender; (v) such Pledgor is the holder of record and sole beneficial owner of the Stock and the Notes held by such Pledgor and there exist no options or preemption rights in respect of any of such Stock; and
(vi) on the date hereof, such Pledgor owns no other Securities.

            3. PLEDGE OF SECURITIES, ETC.

            3.1. PLEDGE. To secure the Obligations of such Pledgor and for the purposes set forth in Section 1 hereof, each Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as defined herein) owned by such Pledgor, (ii) pledges and deposits as security with the Pledgee the Securities owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank by such Pledgor in the case of Notes and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee and
(iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of such Pledgor's right, title and interest in and to such Securities (and in and to the certificates or instruments evidencing such Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement.

            3.2. SUBSEQUENTLY ACQUIRED SECURITIES. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, such Pledgor will promptly thereafter pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of such Notes, and accompanied by undated stock powers duly executed in blank by such Pledgor (and accompanied by any transfer tax stamps required in connection with the pledge of such Securities) in the case of such Stock, or such other instruments of transfer as are reasonably acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by a principal executive officer of such Pledgor describing such Securities and certifying that the same has been duly pledged with the Pledgee hereunder. Subject to Section
8.12 of the Credit Agreement, no Pledgor shall be required at any time to pledge hereunder any Stock which is more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote.

            3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the relevant Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, Article 8 of the New York Uniform Commercial Code, if applicable). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder.

            3.4. DEFINITIONS OF PLEDGED STOCK; PLEDGED NOTES; PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock;" all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes;" all Pledged Stock and Pledged Notes together are called the "Pledged Securities;" and the Pledged Securities, together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, are hereinafter called the "Collateral."

            4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

            5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities owned by it, and to give consents, waivers or ratifications in respect thereof, PROVIDED, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement, any other Credit Document, the Poth Note or the Poth Guaranty, or any document relating thereto or any Interest Rate Protection Agreement or Other Hedging Agreement (collectively, the "Secured Debt Agreements"). All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

            6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends and distributions payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the respective Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the
Collateral:

            (i) all other or additional stock or other securities (other than cash) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Pledged Stock;

            (ii) all other or additional stock or other securities paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

            (iii) all other or additional stock or other securities or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be promptly paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

            7. REMEDIES IN CASE OF EVENTS OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to (i) exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, (ii) exercise all the rights and remedies of a secured party under the Uniform Commercial Code and (iii) without limitation, exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

            (a) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

            (b) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

            (c) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

            (d) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do
      so); and

            (e) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, PROVIDED that at least 10 days' prior notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

            8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Poth Obligations, or after the date on which all Credit Document Obligations and all Poth Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee or the holders of at least a majority of the outstanding Poth Obligation or Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

            9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided in Section 7.4 of the Security Agreement.

            (b) It is understood and agreed that the Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

            10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

            11. INDEMNITY. Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee in such capacity and each other Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee). In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of any Pledgor under this
Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor's own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

            (b) Each Pledgor hereby appoints the Pledgee such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to carry out the provisions of this Agreement.

            13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            14. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Credit Agreement).

            15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Pledged Securities pledged by it hereunder, subject to no Lien (except the Lien created by this Agreement and other Permitted Liens); (ii) it has full corporate power, authority and legal right to pledge all the Pledged Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) no consent of any other party (including, without limitation, any stockholder or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with (except as have been obtained or made), any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, the validity or enforceability of this Agreement, the perfection or enforceability of the Pledgee's security interest in the Collateral or except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein; (v) the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, contract, or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) all the shares of Stock have been duly and validly issued, are fully paid and non-assessable and were not issued subject to any options to purchase, preemptive or similar rights and, in the case of all such capital stock other than the Borrower Preferred Stock, do not contain preemptive rights; (vii) each of the Pledged Notes constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (viii) the pledge, assignment and delivery to the Pledgee of the Securities (other than uncertificated securities) pursuant to this Agreement creates a valid and perfected first priority Lien in the Securities, and the proceeds thereof, subject to no other Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include the Securities. Each Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever in accordance with the Credit Documents; and such Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

            16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement;
(iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

            17. REGISTRATION, ETC. (a) If there shall have occurred and be continuing an Event of Default then, and in every such case, upon receipt by any Pledgor from the Pledgee of a written request or requests that such Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor as soon as practicable and at its expense will cause such registration to be effected (and be kept effective) and will cause such qualification and compliance to be declared effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements, PROVIDED, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Pledgee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee, each other Secured Creditor and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing (or failed to be furnished) to such Pledgor by the Pledgee or such other Secured Creditor expressly for use therein.

                  (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to
Section 7 hereof, and such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

            18. TERMINATION; RELEASE. (a) After the Termination Date (as defined below), this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), the Poth Loan has been repaid in full, all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

            (b) In the event that any part of the Collateral is sold or otherwise disposed of (except to the Borrower or any of its Subsidiaries) in connection with a sale permitted by Section 9.02 of the Credit Agreement or otherwise released pursuant to the Credit Agreement or at the direction of the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of any Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

            (c) At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 18(a) or (b) hereof, it shall deliver to the Pledgee a certificate signed by an executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 18(a) or (b).

            (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 18.

            19. NOTICES, ETC. All notices and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

            (a) if to any Pledgor, at the address set forth opposite its signature below;

            (b) if to the Pledgee, at:

                Bankers Trust Company
                130 Liberty Street, 14th Floor
                New York, New York  10006
                Telephone No.:  (212) 250-4169
                Telecopier No.:  (212)  250-7351
                Attention:  Joe Regan

            (c) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

            (d) if to any Poth Creditor, (a) at such address as such Poth Creditor shall have specified in writing to the Pledgors and the Pledgee, and (b) in the case of Bankers Trust Company, at:

                      Bankers Trust Company
                      130 Liberty Street, 14th Floor
                      New York, New York 10006
                      Telephone No.: (212) 215-9777
                      Telecopier No.: (212) 250-4488
                      Attention:  Errol Harris

            (e) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of either (x) the Required Lenders (or all of the Lenders, to the extent required by Section 13.12 of the Credit Agreement) at all times prior to the time on which all Credit Document Obligations have been paid in full, (y) the holders at least a majority of the outstanding Poth Obligations at all time after the time on which all Credit Document Obligations have been paid in full, or (z) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations and Poth Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (i) the Bank Creditors as holders of the Credit Document Obligations, (ii) Poth Creditors as holders of the Poth Obligations, or (iii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders (ii) with respect to Poth Obligations, the holders of at least 51% of all Poth Obligation from time to time outstanding, and (iii) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

            21. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

            22. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreement and otherwise in writing in connection herewith or therewith.

            23. ADDITIONAL PLEDGORS. Any Subsidiary of the Borrower established or created after the date hereof and that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee.

                                       ***

            IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

Address:                                         EYE CARE CENTERS OF
                                                     AMERICA, INC.,
11103 West Avenue                                     as a Pledgor
San Antonio, TX  78213
Attention: Douglas C. Shepard
                                                 By: /s/ Mark Pearson
                                                     -------------------------
Telephone No.: (210) 524-6538
Facsimile No.: (210) 340-0123                         Title: Treasurer

11103 West Avenue                                EYE CARE HOLDINGS, INC.
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                ENCLAVE ADVANCEMENT
San Antonio, TX  78213                               GROUP, INC., as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                ECCA MANAGED VISION
San Antonio, TX  78213                               CARE, INC., as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS HOLDINGS, INC.,
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS, INC.,
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONWORKS PROPERTIES, INC.,
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY RETAIL
San Antonio, TX  78213                               MANAGEMENT, INC.,
Attention: Douglas C. Shepard                        as a Pledgor

Telephone No.: (210) 524-6538
Facsimile No.: (210) 340-0123                    By: /s/ Mark Pearson
                                                     -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY PROPERTIES, INC.,
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

11103 West Avenue                                VISIONARY MSO, INC.,
San Antonio, TX  78213                               as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (210) 524-6538                    By: /s/ Mark Pearson
Facsimile No.: (210) 340-0123                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    THE SAMIT GROUP, INC.,
Alexandria, VA  22312                                as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    HOUR EYES, INC.,
Alexandria, VA  22312                                as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    SKYLAB OPTICAL, INC.,
Alexandria, VA  22312                                as a Pledgor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

5568 General Washington Drive                    METROPOLITAN VISION
Alexandria, VA  22312                                SERVICES, INC.,
Attention: Douglas C. Shepard                        as a Pledgor

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                             Title: Treasurer

                                                 BANKERS TRUST COMPANY,
                                                   as Pledgee


                                                 By: /s/ Anthony LoGrippo
                                                     -------------------------
                                                           Title: Vice President

                                                                        ANNEX A
                                                                          to
                                                                        PLEDGE
                                                                       AGREEMENT

                                  LIST OF STOCK

I.    Eye Care Centers of America, Inc.

                                                                                         Percentage of
                                                                                          Outstanding
Name of Issuing                                                    Number of               Shares of
Corporation                         Type Of Shares                  Shares               Capital Stock
-----------                         --------------                  ------               -------------

II.   NAME OF PLEDGOR

                                                                                         Percentage of
                                                                                          Outstanding
Name of Issuing                                                    Number of               Shares of
Corporation                         Type Of Shares                  Shares               Capital Stock
-----------                         --------------                  ------               -------------

                                                                        ANNEX B
                                                                          to
                                                                        PLEDGE
                                                                       AGREEMENT

                                  LIST OF NOTES

I.    EYE CARE CENTERS OF AMERICA, INC.

                                                    Principal Amount                          Maturity Date
Obligor                                                 (if any)                                (if any)
-------                                                 --------                                --------

II.   NAME OF PLEDGOR

                                                    Principal Amount                          Maturity Date
Obligor                                                 (if any)                                (if any)
-------                                                 --------                                --------

                                                         [CONFORMED AS EXECUTED]

                                                                       EXHIBIT J

================================================================================

                               SECURITY AGREEMENT

                                      among

                        EYE CARE CENTERS OF AMERICA, INC.

                             CERTAIN SUBSIDIARIES OF

                       EYE CARE CENTERS OF AMERICA, INC.,

                                       and

                             BANKERS TRUST COMPANY,

                               as Collateral Agent

================================================================================
                           Dated as of April 24, 1998

================================================================================

                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of April 24, 1998 among each of the undersigned (each an "Assignor" and, together with any other entity that becomes a party hereto pursuant to Section 10.13 hereof, the "Assignors") and Bankers Trust Company, as Collateral Agent (the "Collateral Agent"), for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

                              W I T N E S S E T H :

            WHEREAS, Eye Care Centers of America, Inc. (the "Borrower"), various lending institutions from time to time party thereto (the "Lenders"), Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "Administrative Agent"), and Merrill Lynch Capital Corporation, as Syndication Agent (the "Syndication Agent") have entered into a Credit Agreement, dated as of April 23, 1998 (the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit, as contemplated therein and Bankers Trust Company, in its individual capacity (together with its successors, assigns and participants, the "Poth Creditors"), has made a loan in an aggregate principal amount of $1,000,000 to Dr. Daniel Poth (the "Poth Loan") pursuant to a Note, dated April 24, 1998 (the "Poth Note") which Poth Loan and all obligations relating thereto have been guaranteed by the Borrower pursuant to that certain Guaranty, dated as of April 24, 1998, executed by the Borrower (the "Poth Guaranty") (as used herein, the terms "Credit Agreement", "Poth Note" and "Poth Guaranty" means the Credit Agreement, Poth Note and Poth Guaranty, as the case may be, described above in this paragraph as the same may be amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring the Indebtedness under such agreement or any successor agreement) (the Lenders, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Collateral Agent are herein called the "Bank Creditors");

            WHEREAS, the Borrower may at any time and from time to time enter into one or more Interest Rate Protection Agreements or Other Hedging Agreements with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender's or affiliate's successors and assigns, if any, collectively, the "Other Creditors," and together with the Bank Creditors and the Poth Creditors, the "Secured Creditors");

            WHEREAS, pursuant to the Subsidiaries Guaranty, each Subsidiary Guarantor has jointly and severally guaranteed to the Secured Creditors the payment when due of all Guaranteed Obligations as described therein;

            WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit under the Credit Agreement and to the making of the Poth Loan that each Assignor shall have executed and delivered this Agreement; and

            WHEREAS, each Assignor will obtain benefits from the incurrence of Loans and the issuance of Letters of Credit under the Credit Agreement, the incurrence of the Poth Loan and the entering into of Interest Rate Protection Agreements or Other Hedging Agreements and, accordingly, each Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

            NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

            1.1. GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject only to Permitted Liens (i) existing on the date hereof or (ii) otherwise having priority under applicable law) in all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (vii) all computer programs of such Assignor and all intel lectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets,
(viii) all other Goods, General Intangibles, Chattel Paper, Documents, Instruments and other assets of such Assignor, (ix) the Cash Collateral Account and all moneys, securities and Instruments deposited or required to be deposited in such Cash Collateral Account and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

            (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

            1.2. POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1. NECESSARY FILINGS. All filings, registrations and recordings in any jurisdiction (other than filings or recordings in respect of vehicles for which a filing under the UCC will fail to perfect a security interest) necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein (subject only to Permitted Liens (i) existing on the date hereof or (ii) otherwise having priority under applicable law) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction in the United States to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction in the United States or in the United States Patent and Trademark Office or the United States Copyright Office.

            2.2. NO LIENS. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of, or has rights in, all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any other Person (other than Permitted Liens), and such Assignor shall defend the Collateral to the extent of its rights therein against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

            2.3. OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than in respect of Permitted Liens), and so long as the Total Commitment has not been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection Agreement or Other Hedging Agreement remains in effect or any Obligations are owed with respect thereto, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as permitted by the Credit Agreement.

            2.4. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of such Assignor is located, as of the date hereof, at the address or addresses indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secret Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the other record locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

            2.5. LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment if (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and (iii) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

            2.6. RECOURSE. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Credit Documents, in the Interest Rate Protection Agreements or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

            2.7. TRADE NAMES; CHANGE OF NAME. No Assignor has or operates in any jurisdiction under, or in the preceding five years has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto with respect to each jurisdiction in which such names were used for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect and
(iii) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

            3.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that each such Receivable, and all records, papers and documents delivered to the Collateral Agent relating thereto (if any) are what they purport to be, and that all papers and documents (if any) relating thereto
(i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law) and
(iv) will be in compliance and will conform in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

            3.2. MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense accurate and complete records of its Receivables and Contracts, including, but not limited to, the originals of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and such Assignor will make the same available to the Collateral Agent for inspection, on such Assignor's premises and at such Assignor's own cost and expense, from time to time as the Collateral Agent may reasonably request upon reasonable notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default, at the request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs, such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, its Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            3.3. DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence and during the continuance of an Event of Default, if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

            3.4. MODIFICATION OF TERMS; ETC. Except in the ordinary course of business and except as may be permitted by and in accordance with the provisions hereof and of the Credit Agreement, no Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

            3.5. COLLECTION. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply promptly upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

            3.6. INSTRUMENTS. If any Assignor owns or acquires any Instrument, such Assignor will within ten Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument (other than checks payable to any Assignor and processed in the ordinary course of business) to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            3.7. ASSIGNORS REMAIN LIABLE UNDER RECEIVABLES. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Receivables to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with the terms of any agreement giving rise to such Receivables. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such Receivable pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Receivable (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.8. ASSIGNORS REMAIN LIABLE UNDER CONTRACTS. Anything herein to the contrary notwithstanding, the Assignors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Creditor shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Creditor of any payment relating to such contract pursuant hereto, nor shall the Collateral Agent or any other Secured Creditor be obligated in any manner to perform any of the obligations of any Assignor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

            3.9. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

            4.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the Marks listed in Annex D hereto for such Assignor and that said listed Marks include all United States marks and applications for registrations of United States marks in the United States Patent and Trademark Office that such Assignor owns or uses in connection with its business as of the date hereof and that said registrations are valid, subsisting and have not been cancelled. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of (i) any third-party claim that any of said registrations is invalid or unenforceable, (ii) any reason that any of said registrations is invalid or unenforceable, or (iii) any reason that any of said applications will not pass to registration. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the con tinuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest of such Assignor in each Mark, and record the same.

            4.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Credit Agreement each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Collateral Agent.

            4.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any Mark material to such Assignor's Business, or with respect to any party claiming that such Assignor's use of any Mark material to such Assignor's Business violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing any significant Mark owned by such Assignor in accordance with reasonable business practices.

            4.4. PRESERVATION OF MARKS. Except as otherwise permitted by the Credit Agreement each Assignor agrees to use its significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks under the laws of the United States.

            4.5. MAINTENANCE OF REGISTRATION. Except as otherwise permitted by the Credit Agreement each Assignor shall, at its own expense, diligently process all documents in accordance with applicable law to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its significant registered Marks, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent.

            4.6. FUTURE REGISTERED MARKS. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

            4.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
(ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; (iii) in connection with the exercise of any of the other remedies provided for in this Agreement or any other Security Document, direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark; and (iv) direct such Assignor to execute such other and further documents that the Collateral Agent may reasonably request to further confirm the foregoing and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

            5.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in (i) all United States trade secrets and proprietary information necessary to operate the business of such Assignor (the "Trade Secret Rights"),
(ii) the Patents listed in Annex E hereto for such Assignor and that said Patents include all United States patents and applications for United States patents that such Assignor owns as of the date hereof and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights constitute all the United States copyrights registered with the United States Copyright Office and applications to United States copyrights that such Assignor now owns. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright or such Assignor has misappropriated any trade secret or proprietary information. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or United States Copyright Office, as the case may be, in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

            5.2. LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Credit Agreement each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Collateral Agent.

            5.3. INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any significant Patent or Copyright or to any claim that the practice of any significant Patent or the use of any significant Copyright violates any property right of a third party, or with respect to any misappropriation of any significant Trade Secret Right or any claim that practice of any significant Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Collateral Agent to the contrary, diligently to prosecute except as otherwise permitted by the Credit Agreement, any Person infringing any significant Patent or Copyright or any Person misappropriating any significant Trade Secret Right to the extent that such Assignor reasonably believes that such infringement is material to its business.

            5.4. MAINTENANCE OF PATENTS OR COPYRIGHTS. Except as otherwise permitted by the Credit Agreement, at its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force rights under each significant Patent or Copyright, absent prior written consent of the Collateral Agent.

            5.5. PROSECUTION OF PATENT OR COPYRIGHT APPLICATION. Except as otherwise permitted by the Credit Agreement, at its own expense, each Assignor shall diligently prosecute all applications for (i) significant Patents listed in Annex E hereto and (ii) significant Copyrights listed in Annex F hereto, in each case for such Assignor.

            5.6. OTHER PATENTS OR COPYRIGHTS. Within 30 days of the acquisition or issuance of a Patent or Copyright or of filing of an application for a Patent or Copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said certificate or registration of, or application for, said Patent or Copyright, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form attached hereto.

            5.7. REMEDIES. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) in connection with the exercise of any of the other remedies provided for in this Agreement or any other Security Document, take and practice or sell the Patents and Copyrights; (iii) in connection with the exercise of any of the other remedies provided for in this Agreement or any other Security Document, direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and Copyrights directly or indirectly; and (iv) direct such Assignor to execute such other and further documents as the Collateral Agent may request further to confirm the foregoing and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

            6.1. PROTECTION OF COLLATERAL AGENT'S SECURITY. Each Assignor will do nothing to impair the rights of the Collateral Agent in the Collateral. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor)
(i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as additional insured or loss payee), (ii) shall state that such insurance policies shall not be cancelled or revised without at least 30 days' prior written notice thereof by the insurer to the Collateral Agent and (iii) shall provide that the respective insurers irrevocably waive any and all rights of subrogation with respect to the Collateral Agent and the Secured Creditors. The Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with
Section 7.4 hereof (it being understood that the receipt and distribution of such proceeds shall be subject to the provisions of Section 4.02 of the Credit Agreement). Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

            6.2. WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such Assignor shall request that such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

            6.3. FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent reasonably deems appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.4. FINANCING STATEMENTS. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable and first priority perfected security interest, subject only to Permitted Liens (i) existing on the date hereof or (ii) otherwise having priority under applicable law, in the Collateral as provided herein and in the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

            7.1. REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

            (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such

Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Assignor in respect of such Collateral;

            (iii) withdraw all moneys, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with Section
7.4 hereof;

            (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

            (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places designated by the Collateral Agent in which event such Assignor shall at its own expense:

                  (x) forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                  (y) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof;

                  (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents and Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Poth Obligations or, after the date on which all Credit Document Obligations and Poth Obligations have been paid in full, the holders of at least the majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Other Obligations, as the case may be, for the benefit of the Secured Creditors upon the terms of this Agreement.

            7.2. REMEDIES; DISPOSITION OF THE COLLATERAL. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the other Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably prac ticable in view of such mandatory requirements of applicable law. Each Assignor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Assignor's expense.

            7.3. WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF

ANY OF THE COLLATERAL, and each Assignor hereby further waives, to the extent permitted by law:

            (i) all damages occasioned by the Collateral Agent's taking of possession of any of the Collateral except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

            Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

            7.4. APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement, the Mortgages or Additional Security Documents require proceeds of collateral under such Security Documents to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

            (i) first, to the payment of all Obligations owing the Collateral Agent of the type provided in clauses (iv) and (v) of the definition of Obligations;

            (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations (as defined below) shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

            (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i), (ii) and (iii) and following the termination of this Agreement pursuant to Section 10.8 hereof, to the relevant Assignor or, to the extent directed by such Assignor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement, (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees, (ii) in the case of Poth Obligations, all principal of and interest on the Poth Loan and all fees payable in respect thereof and (iii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

            (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations (with the amount to be applied by any Secured Creditor to its Primary Obligations to be applied (x) first, to interest and (y) second, to any other Primary Obligations) and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

            (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with
Section 7.4(a) hereof.

            (e) Except as set forth in Section 7.4(c) hereof, all payments required to be made to the Bank Creditors hereunder shall be made to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors and all payments required to be made to the Other Creditors hereunder shall be made directly to the respective Other Creditor.

            (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Other Creditors for a determination (which the Administrative Agent, each Other Creditor and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Secondary Obligations are owing to any Bank Creditor or Other Creditor and (y) no Interest Rate Protection Agreement or Other Hedging Agreement, or Other Obligations in respect thereof, are in existence.

            (g) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 7.4 with respect to the relevant Assignor.

            7.5. REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection Agreements or Other Hedging Agreements, the other Credit Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6. DISCONTINUANCE OF PROCEEDINGS. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

            8.1. INDEMNITY. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor agrees, jointly and severally, to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, or any other Credit Document.

            (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            8.2. INDEMNITY OBLIGATIONS SECURED BY COLLATERAL; SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Loans under, and any Notes issued under, the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

            The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Administrative Agent" shall have the meaning provided in the recitals to this Agreement.

            "Agreement" shall mean this Security Agreement, as the same may be modified, supplemented or amended from time to time in accordance with its terms.

            "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

            "Bank Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Borrower" shall have the meaning provided in the recitals to this Agreement.

            "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

            "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Class" shall have the meaning provided in Section 10.2 of this Agreement.

            "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

            "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

            "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

            "Contracts" shall mean all contracts between any Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreement or Other Hedging Agreement), but excluding any contract to the extent that the terms thereof prohibit (after giving effect to any approvals or waivers) the assignment of, or granting a security interest in, such contract (it being understood and agreed, however, that notwithstanding the foregoing, all rights to payment for money due or to become due pursuant to any such excluded contract shall be subject to the security interests created by this Agreement).

            "Copyrights" shall mean any United States or foreign copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or the equivalent thereof in any foreign country, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Assignor.

            "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

            "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

            "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; PROVIDED that the Equipment shall not include any Equipment, that as of the date hereof, serves as security for any Existing Indebtedness permitted by the Credit Agreement to remain outstanding as of the date hereof, but only to the extent that (and so long as) the terms of such Existing Indebtedness specifically prohibit the granting of a prior, PARI PASSU and junior Lien and security interest in such Equipment, and then only so long as any such Existing Indebtedness remains outstanding and shall be permitted to remain outstanding pursuant to the terms of the Credit Agreement after which time such Equipment shall be subject to the security interest and Liens created by this Agreement.

            "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

            "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

            "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

            "Lenders" shall have the meaning provided in the recitals to this Agreement.

            "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

            "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks, or the equivalent thereof in any foreign country, in the United States Patent and Trademark Office and any trade dress including logos and/or designs used by any Assignor in the United States or any foreign country.

            "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Assignor, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which it is a party and the due performance and compliance by each Assignor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Assignor now existing or hereafter incurred under, arising out of or in connection with, the Poth Loan, including, all obligations of such Assignor under the Guaranty to which such Assignor is a party in respect of the Poth Loan (all such obligations and liabilities under this clause (ii) being herein collectively called the "Poth Obligations"); (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Assignor now existing or hereafter incurred under, arising out of or in con nection with any Interest Rate Protection Agreement or Other Hedging Agreement with the Secured Creditors including, in the case of Assignors other than the Borrower, all obligations of such Assignor under the Guaranty to which such Assignor is a party in respect of Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and liabilities under this clause (iii) being herein collectively called the "Other Obligations"); (iv) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (v) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of any Assignor referred to in clauses (i), (ii) and (iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (vi) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

            "Other Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by any Assignor.

            "Poth Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Poth Guaranty" shall have the meaning provided in the recitals to this Agreement.

            "Poth Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX..

            "Poth Loan" shall have the meaning provided in the recitals to this Agreement.

            "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

            "Requisite Creditors" shall have the meaning provided in Section
10.2 of this Agreement.

            "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Secured Creditors" shall have the meaning provided in the recitals to this Agreement.

            "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

            "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1. NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

            (a) if to any Assignor, at its address set forth opposite its signature below;

            (b) if to the Collateral Agent:

                Bankers Trust Company
                130 Liberty Street, 14th Floor
                New York, NY 10006
                Telephone No.:  (212) 250-4169
                Telecopier No.:  (212) 250-7351
                Attention:  Joe Regan

            (c) if to any Bank Creditor (other than the Collateral Agent), at such address as such Bank Creditor shall have specified in the Credit Agreement;

            (d) if to any Poth Creditor, (a) at such address as such Poth Creditor shall have specified in writing to each Assignor and the Collateral Agent, and (b) in the case of Bankers Trust Company, at:

                Bankers Trust Company
                130 Liberty Street, 14th Floor
                New York, New York 10006
                Telephone No.: (212) 215-9777
                Telecopier No.: (212) 250-4488
                Attention: Errol Harris

            (e) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            10.2. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the consent of either (x) the Required Lenders or, to the extent required by Section 13.12 of the Credit Agreement, all of the Lenders, at all times prior to the time on which all Credit Document Obligations have been paid in full, (y) the holders of at least a majority of the Poth Obligations at all times after the time on which all Credit Document Obligations have been paid in full or (z) the holders of at least a majority of the outstanding Other Obligations at all times after the time on which all Credit Document Obligations and all Poth Obligations have been paid in full); PROVIDED, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, I.E., whether (x) the Bank Creditors as holders of the Credit Document Obligations, (y) the Poth Creditors as holders of the Poth Obligations, or (z) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Lenders, (y) with respect to the Poth Obligations, the holders of at least a majority of all Poth Obligations from time to time outstanding, and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

            10.3. OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement; (c) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement or any security for any of the Obligations; (d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (e) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; or (f) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

            10.4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and each other Secured Creditor and their respective successors and assigns; PROVIDED, that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Collateral Agent. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

            10.5. HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            10.6. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            10.7. ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

            10.8. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated, the Poth Loan has been paid in full and all Obligations then owing have been paid in full.

            (b) In the event that any part of the Collateral is sold (except to the Borrower or any of its Subsidiaries) in connection with a sale permitted by
Section 9.02 of the Credit Agreement or otherwise released at the direction of the Required Lenders (or all Lenders if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the relevant Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement and will promptly execute and deliver to such Assignor a proper instrument or instruments (including UCC termination statements on form UCC- 3) acknowledging the release of such Collateral pursuant to this Agreement.

            (c) At any time that an Assignor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.8(a) or (b), as the case may be, it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to such Section 10.8(a) or (b), as the case may be.

            (d) The Collateral Agent shall have no liability whatsoever to any other Secured Creditor as a result of any release of Collateral by it in accordance with this Section 10.8.

            10.9. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            10.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.11. THE COLLATERAL AGENT. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and Section 12 of the Credit Agreement. The Collateral Agent shall act hereunder and thereunder on the terms and conditions set forth herein and in Section 12 of the Credit Agreement.

            10.12. BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns.

            10.13. ADDITIONAL ASSIGNORS. Any such Subsidiary established or created after the date hereof and that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                      * * *

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:
11103 West Avenue                                EYE CARE CENTERS OF
San Antonio, TX  78213                               AMERICA, INC.
Attention: Douglas C. Shepard                        as Assignor

Telephone No.:   (210) 524-6538
                                                 By: /s/ Mark Pearson
                                                     -------------------------
Facsimile No.:   (210) 340-0123
                                                     Title: Treasurer


11103 West Avenue                                EYE CARE HOLDINGS, INC.
San Antonio, TX  78213                               as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer


11103 West Avenue                                ENCLAVE ADVANCEMENT
San Antonio, TX  78213                               GROUP, INC., as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------
                                                     Title: Treasurer
Facsimile No.:   (210) 340-0123


11103 West Avenue                                ECCA MANAGED VISION
San Antonio, TX  78213                               CARE, INC., as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------
                                                     Title: Treasurer
Facsimile No.:   (210) 340-0123

11103 West Avenue                                VISIONWORKS HOLDINGS, INC.,
San Antonio, TX  78213                               as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer


11103 West Avenue                                VISIONWORKS, INC.,
San Antonio, TX  78213                               as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer


11103 West Avenue                                VISIONWORKS PROPERTIES,
San Antonio, TX  78213                               INC., as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer


11103 West Avenue                                VISIONARY RETAIL
San Antonio, TX  78213                               MANAGEMENT, INC.,
Attention: Douglas C. Shepard                        as Assignor

Telephone No.:   (210) 524-6538
                                                 By: /s/ Mark Pearson
                                                     -------------------------
Facsimile No.:   (210) 340-0123
                                                     Title: Treasurer


11103 West Avenue                                VISIONARY PROPERTIES, INC.,
San Antonio, TX  78213                               as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer

11103 West Avenue                                VISIONARY MSO, INC.,
San Antonio, TX  78213                               as Assignor
Attention: Douglas C. Shepard

Telephone No.:   (210) 524-6538                  By: /s/ Mark Pearson
                                                     -------------------------

Facsimile No.:   (210) 340-0123                      Title: Treasurer


5568 General Washington Drive                    THE SAMIT GROUP, INC.,
Alexandria, VA  22312                                as Assignor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer


5568 General Washington Drive                    HOUR EYES, INC.,
Alexandria, VA  22312                                as Assignor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer


5568 General Washington Drive                    SKYLAB OPTICAL, INC.,
Alexandria, VA  22312                                as Assignor
Attention: Douglas C. Shepard

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer


5568 General Washington Drive                    METROPOLITAN VISION
Alexandria, VA  22312                                SERVICES, INC.,
Attention: Douglas C. Shepard                        as Assignor

Telephone No.: (800) 453-2020                    By: /s/ Mark Pearson
Facsimile No.: (703) 941-2785                        -------------------------

                                                     Title: Treasurer

                                                 BANKERS TRUST COMPANY,
                                                   as Collateral Agent


                                                 By: /s/ Anthony LoGrippo
                                                     -------------------------
                                                       Title: Vice President

                                                                      ANNEX A to
                                                              SECURITY AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

                                                                      ANNEX B to
                                                              SECURITY AGREEMENT

                  SCHEDULE OF INVENTORY AND EQUIPMENT LOCATIONS

                                                                      ANNEX C to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                                                      ANNEX D to
                                                              SECURITY AGREEMENT

                                SCHEDULE OF MARKS

                                                                      ANNEX E to
                                                              SECURITY AGREEMENT

                      SCHEDULE OF PATENTS AND APPLICATIONS

                                                                      ANNEX F to
                                                              SECURITY AGREEMENT

                     SCHEDULE OF COPYRIGHTS AND APPLICATIONS

                                                                      ANNEX G to
                                                              SECURITY AGREEMENT

                         ASSIGNMENT OF SECURITY INTEREST
                     IN UNITED STATES TRADEMARKS AND PATENTS

            FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a __________ corporation (the "Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of the Assignor's right, title and interest in and to the United States patents and pending patent applications (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

            THIS ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of April __, 1998 (as amended from time to time, the "Security Agreement").

                                                                         ANNEX G
                                                                          Page 2

Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment of Security Interest.

            This Assignment of Security Interest has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

            IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest as of the ____ day of _________, 199__.

                                            [NAME OF ASSIGNOR], Assignor


                                            BY:
                                                    --------------------------
                                                NAME:
                                                TITLE:

                                                                         ANNEX G
                                                                          Page 2

                                            BANKERS TRUST COMPANY,
                                               as Collateral Agent, Assignee


                                            BY:
                                                    --------------------------
                                                NAME:
                                                TITLE:

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

            On this ____ day of _________, 199_, before me personally came _________________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                             -------------------------
                                                  Notary Public

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

            On this ____ day of _________, 199_, before me personally came _____________________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                             -------------------------
                                                  Notary Public

                                                                      SCHEDULE A

     MARK                        REG. NO.                      REG. DATE
     ----                        --------                      ---------

                                                                      SCHEDULE B

     PATENT                      PATENT NO.                      ISSUE DATE
     ------                      ----------                      ----------

                                                                         ANNEX H

                         ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

            WHEREAS, [Name of Assignor], a _______________ corporation (the "Assignor"), having its chief executive office at ________________________, _________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

            WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), desires to acquire a security interest in, and lien upon, all of Assignor's right, title and interest in and to Assignor's copyrights and copyright registrations and applications therefor; and

            WHEREAS, the Assignor is willing to assign and grant to the Assignee a security interest in, and lien upon, the copyrights and copyright registrations and applications therefor described above.

            NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of April __, 1998, made by the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns and grants to the Assignee a security interest in, and lien upon, all of Assignor's right, title and interest in and to Assignor's copyrights and copyright registrations and

                                                                         ANNEX H

applications therefor set forth in Schedule A attached hereto (the "Copyrights"), together with (i) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Copyrights, and (ii) all causes of action arising prior to or after the date hereof for infringement of any Copyright.

            This Assignment of Security Interest is made to secure the satisfactory performance and payment of all Obligations (as such term is defined in the Security Agreement) of the Assignor and shall be effective as of the date of the Security Agreement. Upon the occurrence of the Termination Date (as such term is defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to Assignor an instrument in writing releasing the security interest in the Copyrights acquired under this Assignment of Security Interest.

            This Assignment of Security Interest has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

            IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest at New York, New York as of the __ day of ____________, 199_.

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

            On this __ day of ________, 199_ before me personally came _______________, who being duly sworn, did depose and say that [s]he is
___________________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

                                             -------------------------
                                                    Notary Public

STATE OF NEW YORK          )
                           )  ss.:
COUNTY OF NEW YORK         )

            On this __ day of ________, 199_ before me personally came _______________, who being duly sworn, did depose and say that [s]he is
_______________ of Bankers Trust Company, that [s]he is authorized to execute the foregoing Assignment of Security Interest on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                             -------------------------
                                                    Notary Public

                                                                      SCHEDULE A

                                   COPYRIGHTS

     REGISTRATION            PUBLICATION
        NUMBERS                  DATE                 COPYRIGHT TITLE
        -------                  ----                 ---------------


                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----

                                    ARTICLE I

SECURITY INTERESTS...........................................................2

      1.1.  Grant of Security Interests......................................2
      1.2.  Power of Attorney................................................2
                                   ARTICLE II

GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS............................3

      2.1.  Necessary Filings................................................3
      2.2.  No Liens.........................................................3
      2.3.  Other Financing Statements.......................................3
      2.4.  Chief Executive Office; Records..................................3
      2.5.  Location of Inventory and Equipment..............................4
      2.6.  Recourse.........................................................4
      2.7.  Trade Names; Change of Name......................................4
                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING

RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS....................................5

      3.1.  Additional Representations and Warranties........................5
      3.2.  Maintenance of Records...........................................5
      3.3.  Direction to Account Debtors; Contracting Parties; etc...........6
      3.4.  Modification of Terms; etc.......................................6
      3.5.  Collection.......................................................6
      3.6.  Instruments......................................................7
      3.7.  Assignors Remain Liable Under Receivables........................7
      3.8.  Assignors Remain Liable Under Contracts..........................7
      3.9.  Further Actions..................................................7
                                  ARTICLE IV


                                      (1)

                                                                            Page
                                                                            ----

SPECIAL PROVISIONS CONCERNING TRADEMARKS.....................................8

      4.1.  Additional Representations and Warranties........................8
      4.2.  Licenses and Assignments.........................................8
      4.3.  Infringements....................................................8
      4.4.  Preservation of Marks............................................8
      4.5.  Maintenance of Registration......................................9
      4.6.  Future Registered Marks..........................................9
      4.7.  Remedies.........................................................9
                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING

PATENTS, COPYRIGHTS AND TRADE SECRETS........................................9

      5.1.  Additional Representations and Warranties........................9
      5.2.  Licenses and Assignments........................................10
      5.3.  Infringements...................................................10
      5.4.  Maintenance of Patents or Copyrights............................10
      5.5.  Prosecution of Patent or Copyright Application..................10
      5.6.  Other Patents or Copyrights.....................................10
      5.7.  Remedies........................................................11
                                   ARTICLE VI

PROVISIONS CONCERNING ALL COLLATERAL........................................11

      6.1.  Protection of Collateral Agent's Security.......................11
      6.2.  Warehouse Receipts Non-negotiable...............................11
      6.3.  Further Actions.................................................12
      6.4.  Financing Statements............................................12
                                   ARTICLE VII

REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT................................12

      7.1.  Remedies; Obtaining the Collateral Upon Default.................12
      7.2.  Remedies; Disposition of the Collateral.........................13
      7.3.  Waiver of Claims................................................14
      7.4.  Application of Proceeds.........................................15
      7.5.  Remedies Cumulative.............................................17
      7.6.  Discontinuance of Proceedings...................................17


                                       (2)

                                                                            Page
                                                                            ----
                                  ARTICLE VIII

INDEMNITY...................................................................18

      8.1.  Indemnity.......................................................18
      8.2.  Indemnity Obligations Secured by Collateral; Survival...........19
                                  ARTICLE IX

DEFINITIONS.................................................................19

                                  ARTICLE X

MISCELLANEOUS...............................................................24

      10.1.  Notices........................................................24
      10.2.  Waiver; Amendment..............................................24
      10.3.  Obligations Absolute...........................................25
      10.4.  Successors and Assigns.........................................25
      10.5.  Headings Descriptive...........................................26
      10.6.  Governing Law..................................................26
      10.7.  Assignor's Duties..............................................26
      10.8.  Termination; Release...........................................26
      10.9.  Counterparts...................................................27
      10.10.  Severability..................................................27
      10.11.  The Collateral Agent..........................................27
      10.12.  Benefit of Agreement..........................................27
      10.13.  Additional Assignors..........................................27

ANNEX A  Schedule of Chief Executive Offices and Other Record Locations
ANNEX B  Schedule of Inventory and Equipment Locations
ANNEX C  Schedule of Trade and Fictitious Names
ANNEX D  Schedule of Marks
ANNEX E  Schedule of Patents and Applications
ANNEX F  Schedule of Copyrights and Applications
ANNEX G Assignment of Security Interest in United States Trademarks and Patents ANNEX H Assignment of Security Interest in United States Copyrights


                                      (3)

                                                                       EXHIBIT K

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

                                                        Date: _______ __, 19__

            Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. _____________________ (the "Assignor") and _________________
(the "Assignee") hereby agree as follows:

            1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, [(x) in the case of any assignment of all or any portion of the Total Term Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Term Loan Commitment,](1) [(y) in the case of any assignment of all or any portion of the Total Acquisition Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Acquisition Loan Commitment,](2) and (z) in the case of any assignment of all or any portion of the Total Revolving Loan Commitment, all rights and obligations with respect to the Assigned Share of such Total Revolving Loan Commitment and of any outstanding Revolving Loans, Swingline Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Loan Commitment[, Term Loan Commitment],(3) [Acquisition Loan Commitment](4) and the amount of the outstanding Term Loans, Acquisition Loans and Revolving Loans owing to the Assignee will be as set forth in Item 4 of Annex I hereto.

--------

(1) Delete bracketed language in Assignment and Assumption Agreements executed after the termination of the Term Loan Commitment.

(2) Delete bracketed language in Assignment and Assumption Agreements executed after the termination of the Total Acquisition Loan Commitment.

(3) Delete bracketed language in Assignment and Assumption Agreements executed after the termination of the Term Loan Commitment.

(4) Delete bracketed language in Assignment and Assumption Agreements executed after the termination of the Acquisition Loan Commitment.

                                                                       EXHIBIT K
                                                                          Page 2

            2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

            3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is an Eligible Transferee under Section 13.04(b) of the Credit Agreement; (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (vii) to the extent legally entitled to do so, attaches the forms described in Section 13.04(b) of the Credit Agreement](5).

            4. Following the execution of this Assignment and Assumption Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Administrative Agent. This Assignment and Assumption Agreement shall be effective, unless otherwise specified in Item 5 of Annex I hereto (the "Settlement Date"), upon the receipt of the consent of the Administrative Agent and the Borrower to the extent required by Section 13.04(b) of the Credit Agreement, receipt by the Administrative Agent of the administrative

--------

(5) Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                                                                       EXHIBIT K
                                                                          Page 3

fee referred to in such Section 13.04(b), and the registration of the transfer as provided by Section 13.17 of the Credit Agreement.

            5. Upon the Settlement Date of this Assignment and Assumption Agreement, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption Agreement, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) the Assignor shall, to the extent provided in this Assignment and Assumption Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Credit Documents except with respect to indemnification provisions under the Credit Agreement (including without limitation, Sections 1.10, 1.11, 2.05, 4.04, 13.01 and 13.06).

            6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (y) all Commitment Commission (if applicable) on the Assigned Share of the Total Revolving Loan Commitment and/or Total Term Loan Commitment (if not theretofore terminated) at the rate specified in Item 7 of Annex I hereto; and
(z) all Letter of Credit Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto, which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Commission and Letter of Credit Fees, to be paid by the Administrative Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Administrative Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves.

            7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                                                     EXHIBIT K

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.


Accepted this ____ day                [NAME OF ASSIGNOR]
of _______, 19__                      as Assignor


                                      By    _______________________
                                              Title:

                                      [NAME OF ASSIGNEE]
                                      as Assignee


Acknowledged:                         By    _______________________
                                              Title:
BANKERS TRUST COMPANY
      as Administrative Agent


By:   ___________________________
        Title:


[EYE CARE CENTERS OF AMERICA,
INC,



By:   ___________________________
        Title:](6)

--------

(6) Consent of the Borrower required in certain circumstances.

                ANNEX FOR ASSIGNMENT AND ASSUMPTION AGREEMENT

                                     ANNEX I

Borrower:   Eye Care Centers of America, Inc.

Name and Date of Credit Agreement:

   Credit Agreement, dated as of April 23, 1998 among Eye Care Centers of America, Inc., various lending institutions from time to time party thereto, Bankers Trust Company, as Administrative Agent for such Lender, and Merrill Lynch Capital Corporation, as Syndication Agent.

Date of Assignment Agreement:

Amounts (as of date of item #3 above):


                              [Total Term      [Total           Outstanding     Outstanding    Revolving
                              Loan             Acquisition      Principal of    Principal of   Loan
                              Commitment       Loan             Term Loans      Acquisition    Commitment
                              ----------       Commitment       ---- -----      Loans          ----------
                                               ----------                       -----
a. Aggregate Amount for all   $__________      $__________      $__________     $__________    $_________
   Lenders
b. Assigned Share              __________%      __________%      __________%     __________%    _________%

c. Amount of Assigned Share   $________](7)    $________](8)    $__________     $_________     $_________

Settlement Date:

--------

(7) This column should be deleted in the case of Assignment and Assumption Agreements executed after the termination of the Total Term Loan Commitment.

(8) This column should be deleted in the case of Assignment and Assumption Agreements executed after the termination of the Total Acquisition Loan Commitment.

                                                                         Annex I
                                                                          Page 2

1. Rate of Interest    As set forth in Section 1.08 of the
   to the Assignee:    Credit Agreement (unless otherwise agreed
                       to by the Assignor and the Assignee)(9)

2. Commitment          As set forth in Section 3.01(a) of
   Commission to the   the Credit Agreement (unless otherwise agreed
   Assignee:           to by the Assignor and the Assignee)(10)

3. Letter of Credit    As set forth in Section 3.01(b) of
   Fees to the         the Credit Agreement (unless otherwise agreed
   Assignee:           to by the Assignor and the Assignee)(11)

4. Notice:

--------

(9) The Borrower and the Administrative Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest through payments by the Assignee to the Assignor.

(10) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. The Borrower and the Administrative Agent shall direct the entire amount of the Commitment Commission to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Commitment Commission through payment by the Assignee to the Assignor.

(11) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Loan Commitment is being assigned. Otherwise, the Borrower and the Administrative Agent shall direct the entire amount of the Letter of Credit Fees to the Assignee at the rate set forth in Section 3.10(b) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees through payment by the Assignee to the Assignor.

                                                                         Annex I
                                                                          Page 3

            ASSIGNOR:

                  ---------------------
                  ---------------------
                  ---------------------

                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:

            ASSIGNEE:

                  ---------------------
                  ---------------------
                  ---------------------

                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:

            Payment Instructions:

                  ASSIGNOR:

                  ---------------------
                  ---------------------
                  ---------------------

                  Attention:
                  Reference:

            ASSIGNEE:

                  ---------------------
                  ---------------------
                  ---------------------

                  Attention:

                                                                         Annex I
                                                                          Page 4
                  Reference:

                                                                         Annex I
                                                                          Page 5

Accepted and Agreed:
[NAME OF ASSIGNEE]                       [NAME OF ASSIGNOR]


By                                       By
   -----------------------                  ----------------------
   -----------------------                  ----------------------
   (Print Name and Title)                   (Print Name and Title)